UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

AMN HEALTHCARE SERVICES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AMN HEALTHCARE 2018 notice of annual meeting & proxy statement The Innovator in Healthcare Workforce solutions and staffing services

March 8, 2018

To Our Fellow Shareholders:

We are pleased to invite you to attend our 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of AMN Healthcare Services, Inc. at our corporate office located at 8840 Cypress Waters Boulevard, Suite 300, Dallas, Texas 75019 on Wednesday, April 18, 2018, at 8:30 a.m. Central Time. The accompanying formal notice of the Annual Meeting and proxy statement set forth the details regarding admission to the Annual Meeting and the business to be conducted.

Our annual meetings provide us with yet another opportunity to meet with our shareholders and discuss our strategy, corporate governance, and other related matters. We place high importance on maintaining an ongoing dialogue with our shareholders, and do not limit our conversations to the Annual Meeting. In addition to the Annual Meeting and our discussions at investor conferences, we also engage our shareholders through a formal outreach program in which we invite our shareholders to discuss our culture, corporate governance, executive compensation, corporate social responsibility program, and any other matters that may be of interest to them. We found these interactions to be very beneficial and discuss this in more detail in our proxy statement. We truly value communicating with and receiving feedback from our shareholders and look forward to continuing these conversations in 2018.

In connection with the Annual Meeting, we encourage you to review our Annual Report for the fiscal year ended December 31, 2017. The formal notice of the Annual Meeting has been sent to you, along with the proxy statement and proxy card, unless you have elected to receive materials electronically. It is important that your shares be represented and voted, regardless of the size of your holdings. Accordingly, whether or not you plan to attend the Annual Meeting, we encourage you to access the proxy materials and vote online in accordance with the “Notice and Access” letter you will receive so that your shares will be represented at the Annual Meeting. In the alternative, you may also complete, sign, date, and return the proxy card if you wish to receive a full set of proxy materials by mail. Finally, please keep in mind, the proxy is revocable at any time before it is voted and will not affect your right to vote in person if you decide to attend the Annual Meeting.

On behalf of the Board of Directors and the Company, we want to thank you for your ongoing support of and continued interest in AMN Healthcare, and we hope to see you at the Annual Meeting.

Sincerely,

Susan R. Salka President & Chief Executive Officer	Douglas D. Wheat Chairman of the Board

12400 High Bluff Drive, Suite 100

San Diego, CA 92130

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Meeting Date	Wednesday, April 18, 2018
Meeting Time	8.30 a.m. (Central Time)
Meeting Location	8840 Cypress Waters Boulevard, Suite 300 Dallas, Texas 75019
Record Date	Wednesday, February 21, 2018

The Annual Meeting of Shareholders (the “Annual Meeting”) of AMN Healthcare Services, Inc. will be held at our office located at 8840 Cypress Waters Boulevard, Suite 300, Dallas, Texas 75019 on Wednesday, April 18, 2018, at 8:30 a.m. Central Time, or at any subsequent time that may be necessary by any adjournment or postponement of the Annual Meeting. The purpose of the meeting is to:

(1)	elect eight directors nominated by our Board of Directors to hold office until our next annual meeting or until their successors are duly elected and qualified,

(2)	approve, by non-binding advisory vote, the compensation of our named executive officers,

(3)	ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, and

(4)

transact such other business, including consideration of a shareholder proposal if properly presented, as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The Board of Directors has fixed the close of business on February 21, 2018 as the record date for determining the shareholders of the Company entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Representation of at least a majority of the voting power represented by all outstanding shares is required to constitute a quorum at the Annual Meeting. Accordingly, it is important that your shares be represented at the Annual Meeting.

We will be using the Securities and Exchange Commission’s Notice and Access model (“Notice and Access”), which allows us to make proxy materials available electronically, as the primary means of furnishing proxy materials. We believe Notice and Access provides shareholders with a convenient method to access our proxy materials and vote. It also allows us to conserve natural resources in alignment with our Corporate Social Responsibility Program and reduces the costs associated with printing and distributing our proxy materials. On or about March 8, 2018, we will commence mailing by sending a Notice of Internet Availability of Proxy Materials to our shareholders containing instructions on how to access our proxy statement and 2017 Annual Report online and how to cast your vote. The Notice also contains instructions on how to receive a paper copy of the proxy statement and 2017 Annual Report.

March 8, 2018:

By Order of the Board of Directors,

Denise L. Jackson

Chief Legal Officer and Corporate Secretary

San Diego, California

YOUR VOTE IS IMPORTANT

WE URGE YOU TO VOTE BY TELEPHONE OR INTERNET, IF AVAILABLE TO YOU, OR IF YOU RECEIVE THESE PROXY MATERIALS BY MAIL, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY. PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BANK, BROKER, OR OTHER RECORDHOLDER AND YOU WISH TO VOTE THEM AT THE MEETING, YOU MUST OBTAIN A LEGAL PROXY FROM THAT RECORDHOLDER.

PROXY STATEMENT SUMMARY

PROXY STATEMENT SUMMARY

To assist with your review, this summary highlights some key information that is contained throughout this proxy statement. It does not include all of the information you should consider. We recommend you read the entire proxy statement before casting your vote. Our proxy statement and other proxy materials are first being made available to our shareholders on or about March 8, 2018.

GENERAL INFORMATION

(See pages 2 to 5)

Annual Meeting of Shareholders

Wednesday, April 18, 2018

8:30 a.m. Central Time

8840 Cypress Waters Boulevard

Dallas, Texas 75019

Record Date: February 21, 2018

Stock Symbol: AMN

Exchange: NYSE

Common Stock Outstanding: 47,818,707

Transfer Agent: American Stock Transfer and Trust Company, LLC

State of Incorporation: Delaware

Year of Incorporation: 1997

Public Company Since: 2001

Company Website: www.amnhealthcare.com

CORPORATE GOVERNANCE

(See pages 15 to 25)

Proposal 1: The Board recommends a vote “FOR”

each of the eight director nominees listed below:

Mark G. Foletta (Independent)

R. Jeffrey Harris (Independent)

Michael M.E. Johns, M.D. (Independent)

Martha H. Marsh (Independent)

Susan R. Salka (Management)

Andrew M. Stern (Independent)

Paul E. Weaver (Independent)

Douglas D. Wheat (Independent)

Director Term: One Year

Director Election: Majority of votes cast

2017 Annual Meeting Attendance: 100%

Board Meetings in 2017: 6

Director Attendance in 2017: 1 director absent from 1 board meeting; 2 directors absent from 1 committee meeting

Standing Board Committees (Meetings in 2017):

- Audit Committee: 9

- Compensation and Stock Plan Committee: 6

- Corporate Governance Committee: 5

- Executive Committee: 2

Corporate Governance Materials:

http://amnhealthcare.investorroom.com/corporategovernance

OTHER ITEMS TO BE VOTED ON

(See pages 62 to 66)

•   Proposal 2: Advisory Vote to Approve Executive Compensation

•   Proposal 3: Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm

•   Proposal  4: Shareholder Proposal to Lower Threshold to 10% to Call a Special Meeting of Shareholders

The Board recommends a vote “FOR” Proposals 2 and 3, and “AGAINST” Proposal 4.

EXECUTIVE COMPENSATION

(See pages 28 to 61)

Susan R. Salka (CEO since 2005)

CEO 2017 Total Direct Compensation

Salary: $835,577

Annual Performance Bonus: $548,078

Long-Term Equity Awards: $2,299,955

All Other Compensation: $197,357

Total Compensation: $3,880,967

2017 Compensation Highlights

•   73% of 2017 CEO Pay = Incentive compensation (cash and equity) tied to financial performance and shareholder return

•   Granted performance restricted stock units based on 2019 adjusted EBITDA margin (representing 35% of total equity value granted)

•   Granted performance restricted stock units based on total shareholder return over a three-year period ending December 31, 2019

Pay Aligned with Performance: Yes

Stock Ownership Guidelines: Yes

Recoupment Policy: Yes

No Pledging Policy: Yes

AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement    1

GENERAL INFORMATION

GENERAL INFORMATION

When and where is the Annual Meeting?

Our 2018 Annual Meeting of Shareholders (the “Annual Meeting”) will be held at our offices located at 8840 Cypress Waters Boulevard, Suite 300, Dallas, Texas 75019 on Wednesday, April 18, 2018, at 8:30 a.m.

Central Time, or at any subsequent time that may be necessary by any adjournment or postponement of the Annual Meeting.

What is “Notice and Access” and why did AMN Healthcare elect to use it?

We are making the proxy solicitation materials available to our shareholders electronically via the Internet under the Notice and Access rules and regulations of the Securities and Exchange Commission (the “SEC”). On or about March 8, 2018, we will mail to our shareholders the Notice of Internet Availability of Proxy Materials (the “Notice”) in lieu of mailing a full set of proxy materials. Accordingly, our proxy materials are first being made available to our shareholders on or about March 8, 2018. The Notice includes information on how to access and review the proxy materials and how to vote online. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials.

Instructions on how to access the proxy materials on the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe this method of delivery will decrease costs, expedite distribution of proxy materials to you, and reduce our environmental impact. As a longstanding component of our Corporate Social Responsibility Program, we encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of the Annual Meeting. Shareholders who received the Notice but would like to receive a printed copy of the proxy materials in the mail should follow the instructions in the Notice for requesting such materials.

Why am I receiving these proxy materials?

We are furnishing you these proxy materials in connection with the solicitation of proxies on behalf of our Board of Directors (the “Board”) for use at the Annual Meeting. This proxy statement includes information that we are required to provide under SEC rules and is designed to assist you in voting your shares.

Proxies in proper form received by us at or before the time of the Annual Meeting will be voted as specified. You may specify your choices by marking the appropriate boxes on your proxy card. If a proxy card is dated, signed and returned without specifying choices, the proxies will be voted in accordance with the recommendations of the Board set forth in this proxy statement, and, in their discretion, upon such other business as may properly come before the Annual Meeting. Business transacted at the Annual Meeting will be confined to the purposes stated in the Notice of Annual Meeting. Shares of our common stock, par value $0.01 per share (“Common Stock”), cannot be voted at the Annual Meeting unless the holder is present in person or represented by proxy.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions on how to (1) view our proxy materials for the Annual Meeting on the Internet, and (2) instruct us to send proxy materials to you by email. The proxy materials are also available under the “Investor Relations” tab on our website at

www.amnhealthcare.com. Choosing to access our proxy materials electronically will save us the cost of printing and mailing documents to you, and will reduce the impact of our annual meetings on the environment.

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GENERAL INFORMATION

What is included in the proxy materials?

Our proxy materials include:

•	Our Notice of Annual Meeting of Shareholders,

•	This proxy statement, and
•	Our 2017 Annual Report including the financial statements set forth in our annual report on Form 10-K (“2017 Annual Report”).

If you receive a paper copy of these materials by mail, the proxy materials will also include a proxy card.

Who pays the cost of soliciting proxies for the Annual Meeting?

Proxies will be solicited on behalf of the Board by mail, telephone, email or other electronic means or in person, and we will pay the solicitation costs. We will supply our proxy materials, including our 2017 Annual Report, to brokers, dealers, banks and voting trustees, or their nominees for the purpose of soliciting proxies from beneficial owners, and we will reimburse them for their reasonable expenses. We have retained MacKenzie Partners, Inc. to assist in soliciting proxies for a fee of $9,000, plus reasonable out-of-pocket expenses.

Who is entitled to vote at the Annual Meeting?

In accordance with our Amended and Restated By-laws (the “Bylaws”), the Board has fixed the close of business on February 21, 2018, as the record date (the “Record Date”) for determining the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At the close of business on the

Record Date, the outstanding number of our voting securities was 47,818,707 shares. Each shareholder is entitled to one vote for each share of Common Stock he or she held as of the Record Date. Shares cannot be voted at the Annual Meeting unless the holder is present in person or represented by proxy.

What matters will be addressed at the Annual Meeting?

At the Annual Meeting, shareholders will be asked:

•	To elect the eight directors nominated by the Board and named in this proxy statement,

•	To approve, by non-binding advisory vote, the compensation of our named executive officers,
•	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, and

•

To transact such other business, including consideration of a shareholder proposal, if properly presented, as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

What is the vote required for each proposal and what are my choices?

Proposal	Vote Required	Broker Discretionary Voting Allowed

Proposal 1: Election of eight directors	Majority of the votes cast	No

Proposal 2: Advisory vote on executive compensation	Majority of the shares entitled to vote and present or represented by proxy	No

Proposal 3: Ratification of auditors for fiscal year 2018	Majority of the shares entitled to vote and present or represented by proxy	Yes

Proposal 4: Shareholder Proposal—Special Shareowner Meetings Improvement	Majority of the shares entitled to vote and present or represented by proxy	No

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GENERAL INFORMATION

With respect to Proposal 1, the election of directors, you may vote FOR, AGAINST or ABSTAIN. Our Bylaws require that in an election where the number of director nominees does not exceed the number of directors to be elected, each director will be elected by the vote of the majority of the votes cast (in person or by proxy). A “majority of votes cast” means that the number of shares cast “FOR” a director’s election exceeds the number of votes cast “AGAINST” that director’s election. In accordance with our Bylaws, the following do not count as votes cast: (a) a share whose ballot is marked as withheld, (b) a share otherwise present at the meeting, but for which an ABSTAIN vote was cast, and (c) a share otherwise present at the meeting as to which a shareholder gives no authority or direction. In an uncontested election, a nominee who does not receive a majority of the votes cast will not be elected. An incumbent director who is not elected because he or she does not receive a majority of the votes cast will continue to serve as a holdover director, but will tender his or her resignation to the Board. Within 90 days after the date of the certification of the election results, the Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken, and the Board will act on the Corporate Governance Committee’s recommendation and publicly disclose its decision and rationale.

With respect to Proposals 2, 3 and 4 (or on any other matter to be voted on at the Annual Meeting), you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposals 2, 3 or 4, the ABSTAIN vote will have the same effect as an AGAINST vote.

How does the Board recommend that I vote?

The Board recommends that you vote:

•	FOR: the election of the eight directors nominated by the Board and named in this proxy statement,

•	FOR: the approval, on a non-binding advisory basis, of the compensation of our named executive officers,
•	FOR: the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, and

•	AGAINST: the shareholder proposal to reduce the ownership requirement necessary to call a special meeting of shareholders.

How do I vote my shares?

•

ONLINE: by following the Internet voting instructions included in the proxy package sent to you (or by going to www.proxypush.com/AMN and following the instructions) at any time up until 5:00 p.m., Eastern Time, on the day before the date of the Annual Meeting.

•

CALL: by following the telephone voting instructions included in the proxy package sent to you (i.e., by calling (866) 892-1716 and following the instructions) at any time up until 5:00 p.m., Eastern Time, on the day before the date of the Annual Meeting.

•

MAIL: if you have elected to receive a printed copy of the proxy materials from us, by marking, dating, and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials. The proxy card must be received prior to the Annual Meeting.

•

IN PERSON: in person at the meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so your vote will be counted if you later decide not to attend the Annual Meeting.

If you are a beneficial owner and your shares are held through a broker, you should follow the instructions in the Notice provided by your broker, or your broker should provide instructions for voting your shares. In these cases, you may vote by Internet, telephone or mail, as applicable. You may vote your shares beneficially held through your broker in person if you attend the Annual Meeting and you obtain a valid proxy card from your broker giving you the legal right to vote the shares at the Annual Meeting.

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GENERAL INFORMATION

What is the difference between shareholder of record and beneficial owner?

Shareholder of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares as described below.

What will happen if I do not vote my shares?

Shareholders of Record. If you are the shareholder of record and you do not vote by proxy card, telephone, Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner and you do not direct your broker or nominee on how to vote your shares, your broker or nominee may vote your shares only on those proposals for which it has discretion to vote. Under the rules of the New York Stock Exchange (“NYSE”). Your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1, 2 and 4. We believe that Proposal 3 — ratification of our auditor — is a routine matter for which brokers and nominees can vote on behalf of their clients when voting instructions are not furnished by their clients.

What is the effect of a broker non-vote?

Brokers or other nominees who hold shares for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to certain proposals. Accordingly, a broker non-vote will not impact our ability to obtain a quorum nor will it impact any vote that requires a majority of the votes cast (Proposal 1) or any proposal that requires the majority of the shares entitled to vote and present or represented by proxy (Proposals 2, 3 and 4).

May I revoke my proxy or change my vote?

Yes, you may revoke a proxy you have given at any time before it is voted at the Annual Meeting by (1) sending our Corporate Secretary a letter revoking the proxy, which must received prior to the Annual Meeting, or (2) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting does not, standing alone, constitute your revocation of a proxy.

You may change your vote at any time prior to the voting of your shares at the Annual Meeting by (a) casting a new vote by telephone or over the Internet by 5:00 p.m., Eastern Time, on the date before the day of the Annual Meeting, or (b) sending a new proxy card with a later date that is received prior to the Annual Meeting.

How can I find the results of the Annual Meeting?

We will announce preliminary results at the Annual Meeting. We will publish final results in a current report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

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PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 1

ELECTION OF OUR DIRECTORS

The Board is elected by the shareholders to oversee their interest in the overall success of the Company’s business and financial strength. The Board serves as the Company’s ultimate decision-making body to the extent set forth in our Certificate of Incorporation and Bylaws. It also selects and oversees our senior executives, who, in turn, oversee our day-to-day business and affairs.

Our Nominees for the Board of Directors

Eight directors are to be elected at the Annual Meeting to hold office until our next annual meeting or until their successors are duly elected and qualified, or until the director resigns, is removed or becomes disqualified. The proxy will be voted in accordance with the directions stated on the card, or, if no directions are stated, for election of each of the eight nominees listed below. Upon the recommendation of the Corporate Governance Committee, the members of the Board have nominated for election our eight current directors. The director nominees for election named below are willing to be duly elected and to serve. If any such nominee is not a candidate for election at the Annual Meeting, an event that the Board does not anticipate, the proxies will be voted for a substitute nominee(s).

The business experience, board service, qualifications and affiliations of our director nominees are set forth below.

Our Director Election Process ✓ Annual Director Elections ✓ Majority Voting in Uncontested Elections ✓ No Staggered Board ✓ Proxy Access	WE HAVE AN INDEPENDENT BOARD OF DIRECTORS		Meet our Audit Committee ✓ Financial Experts g 2 ✓ Financially Literate g 1 ✓ Risk Management g 1
	YES!	✓ Separate Chair & CEO
	88%	✓ Board of Directors
	100%	✓ Compensation Committee
	100%	✓ Audit Committee
	100%	✓ Corporate Governance Committee

The Board of Directors recommends that shareholders vote “FOR” each of the following nominees

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PROPOSAL 1: ELECTION OF DIRECTORS

Mark G. Foletta

Director Since: 2012	Age: 57	KEY SKILLS
Audit Committee (Chair)		✓	Financial Expert	✓	Enterprise Risk
Executive Vice President and Chief Executive Officer Tocagen Inc		✓	Healthcare Industry	✓	Mergers & Acquisitions
		✓	C-Suite	✓	Audit

EXPERIENCE AND QUALIFICATIONS

The Board has concluded that Mr. Foletta is qualified to serve on the Board because he brings considerable audit, financial, healthcare and enterprise risk management experience as both an executive officer and director of healthcare companies. The Board has designated Mr. Foletta as a financial expert for its Audit Committee, for which he serves as Chairman. Since February 2017, Mr. Foletta has served as Executive Vice President and Chief Financial Officer of Tocagen Inc. Mr. Foletta served as the Interim Chief Financial Officer of Biocept, Inc., a publicly-traded diagnostics company, from August 2015 to July 2016 and he also served as Senior Vice President, Finance and Chief Financial Officer of Amylin Pharmaceuticals, Inc. from March 2006 until October 2012. From March 2000 to March 2006, Mr. Foletta served as Vice President, Finance and Chief Financial Officer of Amylin. Mr. Foletta received a Bachelor of Arts from the University of California, Santa Barbara. He is also a Certified Public Accountant (inactive) and a member of the Corporate Directors Forum.

BOARD EXPERIENCE

Since February 2013, Mr. Foletta has served as a director of Regulus Therapeutics Inc., and is Chairman of its Audit Committee and a member of its Nominating and Governance Committee. Since November 2014, Mr. Foletta has also served on the Board of DexCom, Inc., a publicly-traded company, where he is the Lead Director. Additionally, Mr. Foletta serves as a director of Viacyte, Inc., a privately held company. From August 2015 to July 2016, he served as a director and Chairman of the Audit Committee of Ambit Biosciences Corporation (sold in 2014), and also served as a director of Anadys Pharmaceuticals, Inc. (sold in 2011).

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PROPOSAL 1: ELECTION OF DIRECTORS

R. Jeffrey Harris

Director Since: 2005	Age: 63	KEY SKILLS
Corporate Governance Committee		✓	Compensation	✓	Governance
Compensation and Stock Plan Committee		✓	Strategy	✓	Legal
✓ Mergers and Acquisitions

EXPERIENCE AND QUALIFICATIONS

The Board has concluded that Mr. Harris is qualified to serve on the Board because he brings considerable mergers and acquisitions experience, which is a key component of the AMN’s strategy. Additionally, Mr. Harris has experience serving as a director on public company compensation and corporate governance committees, which is essential to designing and maintaining our executive compensation programs and developing our succession planning strategies. Mr. Harris served as Of Counsel at Apogent Technologies, Inc. from December 2000 through 2003, and as Vice President, General Counsel and Secretary from 1988 to 2000, when the company was named Sybron International.

BOARD EXPERIENCE

Since 2002, Mr. Harris has been involved as an investor in, and a director of, early stage companies. Mr. Harris served on the Board of Sybron Dental Specialties from April 2005 until it was acquired by Danaher Corporation in 2006. Mr. Harris served on the Board of Playtex Products, Inc. from 2001 until Energizer Holdings acquired it in October 2007. Mr. Harris was director of Prodesse, Inc., an early stage biotechnology company, from 2002 until 2009, when Gen-Probe Incorporated acquired it. Mr. Harris also served as director of Apogent Technologies, Inc. from 2000 until Fisher Scientific International, Inc. acquired it in 2004. Since 2008, he has been a director of Guy & O’Neill, Inc. He currently serves on the Board of Brookfield Academy, a non-profit entity, and is Chairman of the Board and a co-founder of BrightStar Wisconsin Foundation, Inc., a non-profit economic development corporation. Additionally, Mr. Harris is a director of Somna Management, Inc. and Okanjo Partners, Inc., both early stage technology companies.

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PROPOSAL 1: ELECTION OF DIRECTORS

Michael M.E. Johns, M.D.

Director Since: 2008	Age: 76	KEY SKILLS
Corporate Governance Committee (Chair)		✓	Healthcare Industry	✓	C-Suite Leadership
Compensation and Stock Plan Committee		✓	Operations	✓	Strategy
Professor in the School of Medicine Emory University		✓ Board Leadership

EXPERIENCE AND QUALIFICATIONS

The Board has concluded that Dr. Johns is qualified to serve on the Board because he has extensive “C-suite” leadership and healthcare experience and is a recognized healthcare thought leader. This expertise is vital in shaping our strategy to deliver innovative and expanded service offerings as a healthcare workforce solutions company. Dr. Johns is a Professor in the School of Medicine at Emory University, where he also served as Chancellor from October 2007 through August 2012. Dr. Johns served as Interim Executive Vice President of Health Affairs for Emory University and as Interim Chairman and CEO of Emory Healthcare from September 1, 2015 through January 31, 2016. He served as the Interim Executive Vice President for Medical Affairs and Interim Chief Executive Officer of the University of Michigan Health System from June 2014 through March 2015. From 1996 to 2007, Dr. Johns served as Executive Vice President for Health Affairs and Chief Executive Officer of the Robert W. Woodruff Health Sciences Center of Emory University. From 1990 to 1996, Dr. Johns was Dean of the Johns Hopkins School of Medicine and Vice President of the Medical Faculty at Johns Hopkins University. From 1990 to 1996, Dr. Johns was Dean of the Johns Hopkins School of Medicine and Vice President of the Medical Faculty at Johns Hopkins University. Dr. Johns is a member of The National Academy of Medicine of the National Academy of Science.

BOARD EXPERIENCE

Dr. Johns serves on the Boards of Directors of Intelligent Fingerprinting, a privately held company, West Health Institute, a non-profit medical research organization, as well as several philanthropic entities. Dr. Johns served on the Board of the Genuine Parts Company from 2000 until April 2015, and at various times during his tenure, was a member of its Compensation, Governance and Nominating Committee and its Audit Committee. He also served on the Board and the Compensation Committee of Johnson & Johnson from 2005 to 2014. He is a member of the Board of Regents of the Uniformed Services University for the Health Sciences. From 1996 to 2007, Dr. Johns served as Chairman of the Board of Directors of Emory Healthcare.

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PROPOSAL 1: ELECTION OF DIRECTORS

Martha H. Marsh

Director Since: 2010	Age: 69	KEY SKILLS
Compensation and Stock Plan Committee (Chair)		✓	Healthcare Industry	✓	C-Suite Leadership
Corporate Governance Committee		✓	Operations	✓	Strategy
✓ Board Leadership

EXPERIENCE AND QUALIFICATIONS

The Board has concluded that Ms. Marsh is qualified to serve on the Board because she has extensive “C-suite” leadership and expertise in the healthcare industry. Ms. Marsh’s experience and understanding of the challenges and opportunities of large healthcare facilities are immensely useful in directing our strategy to innovate and provide enhanced and expanded workforce solutions service offerings to meet our clients’ evolving needs. Ms. Marsh served as President and CEO of Stanford Hospital and Clinics for eight years, from April 2002 until her retirement in August 2010. Previously, Ms. Marsh served as the CEO of UC Davis Medical Center and the Chief Operating Officer of the UC Davis Health System from 1999 to 2002. Prior to that time, she served as the Senior Vice President for Professional Services and Managed Care at the University of Pennsylvania Health System, and before that as President and CEO of Matthew Thornton Health Plan in Nashua, New Hampshire.

BOARD EXPERIENCE

Ms. Marsh serves as a director of Owens & Minor, Inc. where she is the Chairperson of the Governance and Nominating Committee and also serves on its Compensation and Benefits Committee. Since October 2015, she has served as a director of Edwards Lifesciences Corporation and is a member of its Compensation and Governance Committee. She also serves on the Board and the Compensation Committee of Teichert, a privately-held company. Prior to Thoratec Corporation’s acquisition by St. Jude Medical in 2015, she had served on Thoratec’s Board. Ms. Marsh is a past Chair of the Board of Trustees for the California Hospital Association and the California Association of Hospitals and Health Systems and a former director of Ascension Healthcare Network, a privately-held company.

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PROPOSAL 1: ELECTION OF DIRECTORS

Susan R. Salka

Director Since: 2003	Age: 53	KEY SKILLS
Executive Committee		✓	Healthcare Industry	✓	C-Suite Leadership
President and Chief Executive Officer AMN Healthcare Services, Inc .		✓	Business Development	✓	Operations
✓ Mergers and Acquisitions

EXPERIENCE AND QUALIFICATIONS

Ms. Salka has served as our President since May 2003 and our CEO since May 2005. The Board has concluded that Ms. Salka is qualified to serve on the Board because she has nearly three decades of healthcare services industry experience, including 27 years of experience with us in various roles, including Chief Financial Officer and Chief Operating Officer. During her service to the Company, she has helped grow our business both organically and through acquisitions into the national industry leader we are today. Prior to joining us, Ms. Salka worked at BioVest Partners, a venture capital firm, and at Hybritech, a subsidiary of Eli Lilly & Co., which Beckman Coulter later acquired.

BOARD EXPERIENCE

Ms. Salka is recognized as a leader in corporate governance and currently serves as a director of McKesson Corp., including as a member of its Corporate Governance and Audit Committees. She also serves on the Board of San Diego State University Campanile Foundation. Ms. Salka served on the Board and the Audit Committee of Beckman Coulter from 2007 until 2011, when Danaher Corporation acquired it. Additionally, she served on the Board of Playtex Products, Inc. from 2001 until Energizer Holdings acquired it in October 2007.

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PROPOSAL 1: ELECTION OF DIRECTORS

Andrew M. Stern

Director Since: 2001	Age: 68	KEY SKILLS
Corporate Governance Committee		✓	Board Leadership	✓	C-Suite Leadership
Audit Committee		✓	Healthcare Industry	✓	Strategy
Senior Counsel Sunwest Communications, Inc.		✓ Government Affairs I Public Policy

EXPERIENCE AND QUALIFICATIONS

The Board has concluded that Mr. Stern is qualified to serve on the Board because he brings deep and long-standing healthcare industry experience as well as extensive investor communications and media expertise, which have been valuable in guiding the structure of our communications strategy with our investors, clients and other key stakeholders. Mr. Stern’s lobbying and advocacy skills in the healthcare provider arena also benefit the Company and qualify him to serve on the Board. Mr. Stern is currently Senior Counsel of Sunwest Communications, Inc., a public relations firm, which he founded in 1982 and, from 1983 through the sale of Sunwest in 2017, served as Chairman of the Board and Chief Executive Officer. From 1975 to 1977, he served as Staff Assistant to President Gerald R. Ford at The White House and then served in senior corporate positions until founding Sunwest in 1982.

BOARD EXPERIENCE

Prior to serving as Senior Counsel for Sunwest Communications, Mr. Stern formerly served as its Chief Executive Officer and Chairman of the Board from 1983 to 2017. He has also served as a director of Medical City Dallas Hospital for 23 years and is the co-founder and co-chair of the Medical City Healthcare community advisory board. He is also an advisory director of the Center for Political Communication and Chairman of the Committee on Governance of the American Hospital Association. Additionally, Mr. Stern also serves as a director for Club Oaks Consulting LLC, American Hospital Association Political Action Committee, Texas Hospital Association HOSPAC and Dallas Medical Resource.

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PROPOSAL 1: ELECTION OF DIRECTORS

Paul E. Weaver

Director Since: 2006	Age: 72	KEY SKILLS
Audit Committee		✓	C-Suite Leadership	✓	Board Leadership
Executive Committee		✓	Financial Expert	✓	Technology

EXPERIENCE AND QUALIFICATIONS

The Board has concluded that Mr. Weaver is qualified to serve on the Board because of his extensive, sophisticated audit and finance experience. Mr. Weaver is designated as a financial expert on the Audit Committee and served as the Chairman until April 2016. Mr. Weaver is a former Vice Chairman of PricewaterhouseCoopers, LLP and was Chairman of its global technology, infocom and entertainment/media practice group.

BOARD EXPERIENCE

Mr. Weaver serves as the Chairman of the Board of Unisys Corporation and Chairman of its Audit Committee. Additionally, Mr. Weaver serves on the Board of WellCare Health Plans, Inc., is Chairman of its Audit Committee, and is a member of its Compensation Committee. He also serves as a member of the Board of Directors of the Statue of Liberty-Ellis Island Foundation, a not-for-profit entity, and serves on its Executive Committee.

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PROPOSAL 1: ELECTION OF DIRECTORS

Douglas D. Wheat

Director Since: 1999	Age: 67	KEY SKILLS
Board of Directors (Chairman) Executive Committee		✓	Healthcare Industry	✓	Legal and Governance
Managing Partner Wheat Investments, LLC		✓	Corporate Finance	✓	Strategy
✓ Mergers & Acquisitions

EXPERIENCE AND QUALIFICATIONS

The Board has concluded that Mr. Wheat is qualified to serve on the Board because he possesses significant healthcare staffing industry knowledge as well as extensive expertise in corporate finance and mergers and acquisitions. Such knowledge and expertise are critical to the successful design and implementation of our growth strategy. He is currently the Managing Partner of Wheat Investments, a private investment firm. From 2007 to 2015, Mr. Wheat was the founding and Managing Partner of the private equity company Southlake Equity Group. From 1992 until 2006, Mr. Wheat was President of Haas Wheat & Partners. Prior to the formation of Haas Wheat, Mr. Wheat was a founding member of the merchant banking group Donaldson, Lufkin & Jenrette specializing in leveraged buyout financing. From 1974 to 1984, Mr. Wheat practiced corporate and securities law in Dallas, Texas. Mr. Wheat received both his J.D. and B.S. degrees from the University of Kansas.

BOARD EXPERIENCE

Mr. Wheat is the Chairman of the Board of Overseas Shipholding Group and the Chairman of the Board of International Seaways, Inc. He previously served as Vice Chairman of Dex Media, Inc. and as Chairman of SuperMedia prior to its merger with Dex One. Mr. Wheat has also previously served as a member of the Board of Directors of several other companies, including, among others: (1) Playtex Products (of which he also served as Chairman), (2) Dr. Pepper/Seven-Up Companies, Inc., (3) Dr. Pepper Bottling of the Southwest, Inc., (4) Walls Industries, Inc., (5) Alliance Imaging, Inc., (6) Thermadyne Industries, Inc., (7) Sybron International Corporation, (8) Nebraska Book Corporation, (9) ALC Communications Corporation, (10) Mother’s Cookies, Inc., and (11) Stella Cheese Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE EIGHT DIRECTOR NOMINEES NAMED ABOVE.

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CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Overview of Our Corporate Governance Program

Our Board and executive leaders are stewards of the interests of our shareholders and believe that strong and effective corporate governance is essential to our success. A cornerstone of our corporate governance program is transparent disclosure to our shareholders on a consistent basis. Our approach integrates all components of effective governance, including a strong ethical culture, a comprehensive enterprise risk management program, an ongoing shareholder engagement program, sound financial and legal compliance functions and a commitment to responsibility. Our holistic strategy focuses on delivering long-term shareholder value and has been recognized as producing the highest standards of governance.

The following chart highlights the key aspects of our corporate governance program.

Board Composition	Shareholder Rights	Key Policies	Company Strategy	Recognition

✓ 88% of Board is Independent	✓ Shareholder Right to Call a Special Meeting with No Material Restrictions	✓ Pay-For-Performance Executive Compensation Philosophy	✓ Five Year Strategic Growth Plan to Expand Workforce Solutions	✓ #11 of Fortune 100 Fastest Growing Companies (2017)

✓ Independent Board Chairman	✓ Proxy Access	✓ Stock Ownership Guidelines	✓ Defined and Transparent Long-Term Financial Targets	✓ Bloomberg Gender- Equality Index (2017)

✓ Independent Audit, Governance and Compensation Committees	✓ Annual Election of Directors & No Staggered Board	✓ Anti-Hedging Policy	✓ Recognized Leader and Innovator in Healthcare Workforce Solutions	✓ Human Rights Campaign Corporate Equality Index (2018)

✓ Engaged & Diverse Board with 25% Female Directors	✓ Majority Voting in Uncontested Elections	✓ Formal Shareholder Engagement Program	✓ Corporate Social Responsibility Report	✓ Largest Healthcare Staffing Firm in the U.S. Staffing Industry Analysts (2017)

✓ Annual Board & Committee Evaluations	✓ Shareholder Right to Act by Written Consent	✓ Clawback Policy	✓ Active Enterprise Risk Management Program	✓ The Achievers 50 Most Engaged Workplaces (2016)

✓ Two “Financial Experts” on the Audit Committee	✓ No Poison Pill in Effect	✓ Anti-Pledging Policy	✓ Annual Ethics & Engagement Survey	✓ NYSE Governance, Risk and Compliance Leadership Awards (2015)

In addition to the highlights summarized above, we regularly review, benchmark and update our current corporate governance policies and procedures to ensure best practices. Below are some examples of recent steps we have taken as a result of our efforts to continually evolve our governance program to reflect best practices.

•

In 2016, we instituted a formal shareholder corporate governance outreach program to elicit the views of our investors on matters that interested them. As a foundational element to this program, the Board adopted a policy on shareholder engagement, which we have continued to build on in 2017.

•	In 2017, we amended the Company’s Bylaws to implement “proxy access,” which allows a shareholder, or a group of up to 20 shareholders, owning at least 3% of our outstanding Common Stock for at least three years, to nominate and include in the our annual meeting proxy materials, directors constituting the greater of two individuals or 20% of the Board. Our engagement with shareholders in 2016 and 2017 played a significant role in our Board’s decision to adopt proxy access.

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•	In early 2018, we reviewed and revised our Executive Compensation Philosophy to clearly articulate our commitment to equal pay principles and promoting a values-based culture.

•	In 2018, our Corporate Governance Committee revised our Corporate Governance Guidelines (the “Guidelines”) to affirm the Board’s commitment to a diverse board. We recognize that board refreshment is an area of focus for many investors and proxy advisory firms. As a result, we proactively discuss this topic with our largest investors. We believe that the composition of our current Board collectively possesses the necessary experience, skills and knowledge, as well as a high level of engagement, to serve the best interests of our shareholders.

Our 2017 Shareholder Outreach Summary

To further promote open communication with our shareholders on an ongoing and consistent basis, we initiated a formal shareholder corporate governance outreach and engagement program in 2016 to supplement our financial related investor meetings. The underpinnings of our corporate governance shareholder outreach program are set forth in the Guidelines and posted on the Investor Relations page of the Company’s website. At AMN, we recognize that we must earn and maintain our shareholders’ continued support throughout the entire year. Therefore, our robust program has been designed to facilitate meaningful engagement on an ongoing basis with the objective of building a stronger and more successful company.

With a formal program and clear objectives in place, we proactively reached out to over 25 of our top shareholders in June of 2017, representing approximately two-thirds of our outstanding Common Stock, and invited them to meet with us to discuss any matters that may be of interest to them. We received responses to our engagement invitation from over half of these shareholders, representing approximately 50% of our outstanding Common Stock. We were pleased to touch base with our shareholders after the 2017 Annual Meeting, and we found the meetings to be enlightening and productive. Each shareholder expressed appreciation for our proactive interest in their views, and we certainly appreciated the time they took to share their thoughts with us. Collectively, the meetings touched upon the following topics: (1) proxy access, (2) our Board’s involvement in setting our strategic direction,

(3) Board diversity, expertise and refreshment, (4) corporate culture and ethics, (5) corporate social responsibility, (6) human capital management and engagement, and (7) executive compensation, including the metrics utilized for performance-based compensation. Although each shareholder’s particular focus was slightly different, our mission, long-term strategy, culture and ethics, emphasis on corporate social responsibility and human capital, approach to executive compensation and commitment to high standards of corporate governance were well received.

The Board reviewed the key takeaways from these meetings and has taken action with the goal of continuing to evolve our corporate governance practices to best meet the needs of the Company and our key stakeholders. Specifically, as mentioned, the Board amended the Company’s Bylaws to provide proxy access to shareholders. Other developments that resulted from our shareholder meetings in 2017 include modifications to our equity compensation awards, board evaluation process and enhanced corporate social responsibility related disclosures. With respect to board refreshment, we believe that our current Board composition provides us with diverse experiences and perspectives for the industry in which we operate. We will continue to engage with our shareholders on this topic and the Board will continue to consider our directors’ relevant experience and tenure, both individually and collectively, as it analyzes and develops a pipeline of potential director nominees.

Our Culture, Ethics, Engagement and Guidelines

Another essential element to our approach to quality corporate governance is our commitment to promoting a culture of ethics and integrity, that guides the manner in which we do business. The Board and Executive Management are committed to fostering a strong ethical corporate culture and expect all team members to fulfill their responsibilities in accordance with the highest standards of professional and personal conduct.

To uphold this commitment, AMN has adopted:

•

a Code of Conduct and Ethics (“Code of Conduct”), that is based on the Company’s core values of respect, trust, passion, innovation, customer focus and continuous improvement. The content and format of our Code of Conduct is designed to provide a practical and user-friendly guide for our team

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CORPORATE GOVERNANCE

members to refer to on a daily basis. It contains examples and questions that help them put our core values into practice. In 2017, we continued to review and refresh our Code of Conduct to provide additional guidance and training on hot topics such as information security and privacy.

•

an Annual Ethics and Engagement Survey of our team members. We also share the results of this survey with the Board to ensure we are delivering on the AMN Difference, which includes our core values, leader and coworker quality, collegial work environment and development and career opportunities.

•	a supplementary Code of Ethics for the Principal Executive Officer and Senior Financial Officers (“Financial Officers Code of Ethics”),

•	the Guidelines, which function as a critical component to the overall framework for the governance of our Company and was recently revised to reflect the Board’s commitment to a diverse board, and
•	our Executive Compensation Philosophy, which we recently revised to reflect our commitment to equal pay.

As discussed above, our Board and its committees regularly and carefully review these key governance documents to ensure they contain what we believe to be the best governance practices for the Company. We publish these documents, among others, under the “Corporate Governance” section of the “Investors Relations” page on the Company’s website at www.amnhealthcare.com. We also make these materials available in print to any shareholder upon request. Our Board closely monitors corporate governance developments and modifies the Guidelines, Executive Compensation Philosophy, the Code of Conduct and the Financial Officers Code of Ethics regularly.

Our Corporate Social Responsibility Program

As the leader and innovator in healthcare workforce solutions and staffing services, we are committed to supporting a sustainable future and making a positive impact in communities locally and around the world through our business practices and voluntarism with minimal negative impact on the environment. Accordingly, our evolving corporate social responsibility (“CSR”) strategy integrates relevant environmental, social and governance (“ESG”) criteria to better manage risk and generate sustainable, long-term returns for our shareholders while supporting the success and well-being of our team members, clients and communities. Our Board recognizes the integral role ESG factors play in the Company’s success, and we believe our ability to proactively manage these risks and opportunities demonstrates the effective leadership and governance principles that responsible investors desire.

Through our engagement with shareholders, we realize investors are becoming increasingly interested in our approach to ESG issues, and we hear you. Beginning this year, we need to change the frequency of the publication of our CSR report from a bi-annual basis to an annual basis. Until our 2018 publication is released, we encourage you to visit www.amnhealthcare.com/csr to learn more about our ESG sustainability efforts.

Our commitment to building an industry-leading CSR program is demonstrated by our overall “AA” ESG rating from MSCI ESG Research, placing us in the top 20% of companies within our industry. With our core values of passion, trust, respect, customer focus, continuous improvement and innovation, we will continue to hold our internal and external operations to the highest standards, while increasingly integrating relevant ESG criteria into our controls that mitigate risk and generate sustainable value for our shareholders, team members, clients and communities.

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CORPORATE GOVERNANCE

By taking an integrated approach that focuses on both opportunities and risks, we believe our ESG efforts to date and evolving CSR strategy going forward allow us to proactively address key reputational and operational risks that threaten the sustainability of our business. The illustration below provides a brief summary of some of the CSR efforts we have undertaken to mitigate ESG risks that are relevant to our business.

Our Board’s Role in Risk Oversight

The Board, as a whole, is responsible for overseeing our risk exposure as part of determining a business strategy that generates long-term shareholder value. The Board shapes our enterprise-wide risk capacity, appetite and tolerance levels that provide the foundation for our overall business strategy and direction. The Board recognizes that risk mitigation not only preserves value, but also, when managed appropriately, creates value and opportunity.

Indeed, purposeful and appropriate risk-taking in certain areas is important for us to be competitive and to achieve our long-term goals. Accordingly, the Board has implemented a comprehensive risk governance framework in which it regularly identifies key risks that face our Company and carefully considers our risk appetite for each issue. Through our enterprise risk management program, the Board and Executive Management balance the opportunities and threats to our business and consider the steps we are willing to take to capitalize on any business opportunities while mitigating against the key risks identified. As part of our annual strategic planning process, we maintain an Enterprise Risk Management Committee that assists the Board in identifying key risks. We typically focus on five to seven risks annually, which may relate to, among other things, business operations, competitive

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CSR EFFORTS & RESULTS ENVIRONMENT LEED Certification Solar Parking Canopies ENERGY STAR-Rated Appliances SMART Corporate-Wide Reduction Strategy Scope 2 or 3 GHG emissions Mass Server Reduction & Energy Consumption Motion Sensor Lighting & Bulb Efficiency Preference for Digital vs. Paper 100% Recycled Paper E-waste through Local Vendors SOCIAL Bloomberg’s Corporate Equality Index Best and Brightest Companies to Work for HRC Corporate Equality Index Achievers 50 Most Engaged Workplaces (4x) 150 Top Places to Work in Healthcare Training Magazine 2017 Training Top 125 List Leading Ethics and Compliance Programs AMN Healthcare Nursing Scholarship Volunteer Time Off Benefit for Employees GOVERNANCE Separate Chair and CEO 100% of Board Committees are Independent Pay Aligned with Performance Shareholder Right to Call Special Meeting Shareholder Right to Act by Written Consent Proxy Access No Poison Pill Annual Board and Committee Evaluations Majority Voting Standard No Audit Control Deficiencies

CORPORATE GOVERNANCE

landscape, engagement and retention of quality healthcare professionals, talent management, technology systems, security and innovation. The Enterprise Risk Management Committee also assists the Board in determining our risk tolerance in light of our (1) existing risk capacity, (2) appetite, if any, to take on additional risk or lessen our risk, (3) risk velocity and (4) mitigation factors. The Board’s determination of our key risks and our tolerance for each ultimately influence how we operate our business, including how we marshal our resources and make strategic and operational decisions.

With the oversight from our Board, our Executive Management is given responsibility for monitoring and managing the key risks identified by the Board as well as risk generally to agreed upon appetite and tolerance levels. To ensure that the Company operates within its risk appetite, Executive Management and other leaders establish and support a culture of integrity, ethical behavior and risk awareness for our team members. We also have designed and maintain internal processes and an internal control environment that further facilitate the identification and management of risks. Our Board meets with Executive Management at regular Board meetings and, if necessary, at other times to discuss the strategy and success in addressing our identified key risks along with any other risks that we may face.

In addition to the foregoing, each of the Board’s standing committees, as set forth below, focus attention on risk areas implicated by its area of expertise, and report regularly to the Board on its identification and assessment of such risks. All committees play significant roles in carrying out the risk oversight function that typically focus in their areas of expertise.

AUDIT COMMITTEE RISK OVERSIGHT

The Audit Committee assists the Board in fulfilling its oversight responsibilities of our compliance with ethical requirements and certain legal rules and regulations, as well as our processes to manage our business, financial and enterprise risk. Among other things, the Audit Committee’s specific duties include:

(1)	overseeing the work of our independent auditors,

(2)

reviewing and discussing with management the Company’s processes to manage major risk exposures to the Company and the steps management has or plans to take, to monitor, control and manage such exposures, including our risk assessment and risk management guidelines and policies,

(3)	reviewing and discussing with management key technology strategic initiatives and risks, including information security and receives regular reports on significant cybersecurity breach and any disclosure obligations arising from such breach,

(4)

approving procedures for receiving complaints by us regarding accounting, internal accounting controls or auditing matters, reviewing our code of conduct program and reviewing attorneys’ reports containing evidence of material violations of securities laws, breaches of fiduciary duty or other similar violations of state or federal law,

(5)

reviewing and discussing with management, our chief internal auditor, independent auditors or in-house counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant effect on our financial statements,

(6)

reviewing on a regular basis our ethics and compliance and our code of conduct programs, including the regular receipt and review of any events investigated under our compliance and ethics program, and

(7)	reviewing the results of significant investigations, examinations or reviews performed by regulatory authorities and management’s responses.

In 2017, the Company did not identify any significant deficiencies or material weaknesses in our internal controls. In addition, the Audit Committee determined that our processes to manage our enterprise, business and financial risks are effective and comply with legal requirements, our policies and ethics.

COMPENSATION AND STOCK PLAN COMMITTEE OVERSIGHT

The Compensation and Stock Plan Committee (the “Compensation Committee”) is responsible for analyzing the risk associated with our compensation practices. We design our incentive compensation to reward officers and other key employees for committing to and delivering on financial goals that we believe are challenging, yet (i) reasonably achievable, (ii) require meaningful revenue and profitability performance to reach the target level, and (iii) require substantial revenue and profitability performance to reach the maximum level. The financial performance required to reach the maximum level of compensation is developed within the context of budget planning and, while difficult to achieve, is not viewed to be at such an aggressive level that it would induce bonus-eligible employees to take inappropriate risks that could threaten our financial and operating stability.

The Compensation Committee has reviewed our material cash incentive plans, which fall into two types: (1) those for front line sales production employees and (2) those for

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CORPORATE GOVERNANCE

the sales and corporate leadership. The front line sales incentive plans typically provide incentives based on monthly or quarterly financial or individual and team operational metrics and include monthly or quarterly payouts. Roughly two-thirds of our sales team members participate in one of our approximately 50 sales incentive plan structures. The sales and corporate leadership plans use annual financial targets based on consolidated and/or division metrics as well as individual leadership and performance considerations with annual payouts. We have internal controls over financial reporting and the measurement and calculation of compensation goals and other financial, operational and compliance policies and practices that are designed to keep these compensation programs from being susceptible to manipulation by any employee, including our named executive officers.

The Compensation Committee considers the risks associated with the compensation plans in light of several factors, including (1) the amount of incentive compensation paid to a particular group as a percentage of total incentive cash paid and as a percentage of division and/or consolidated revenue, gross profit and adjusted EBITDA (“AEBITDA”), (2) the number of plan participants in any particular plan as a percentage of total incentive plan participants, and (3) the amount of target incentive compensation per individual plan participant ranges from 10% to 110% of total compensation (and can range from approximately 56% to 76% of the named executive officers’ total compensation).

The Compensation Committee believes the use of a long-term incentive award program with targets that span a three-year performance period balances risk and reward by discouraging excessive risk that could threaten our long-term value, but at the same time encourages innovation to build our value in the short- and long-term. The Compensation Committee also reviews our program for design features that have been identified by experts as having the potential to encourage excessive risk-taking, such as: (A) too much focus on equity, (B) compensation mix overly weighted toward short-term results, (C) highly leveraged payout curves and steep payout cliffs at specific performance levels that could encourage short-term actions to meet payout thresholds, and (D) unreasonable goals or thresholds. After its consideration of the foregoing factors, the Compensation Committee has determined that our compensation programs and policies do not create risks that are reasonably likely to have a material adverse effect on us.

CORPORATE GOVERNANCE COMMITTEE OVERSIGHT

The Corporate Governance Committee considers the risks associated with our corporate governance practices, leadership succession process and quality programs. The Corporate Governance Committee reviews the company’s practices and approach with respect to corporate governance to ensure that its corporate governance structure provides a foundation for achieving long-term shareholder value. This responsibility goes hand in hand with its oversight of the Company’s leadership succession process to not expose the Company to leadership gaps and the consequences flowing therefrom. The Corporate Governance Committee also reviews and discusses with our management relevant quality metrics, performance improvement, compliance with certification standards and related laws and regulations as well as our enterprise risk management processes relating to the quality of our services. The Corporate Governance Committee believes the Company’s sound corporate governance practices, comprehensive leadership success program and extensive quality programs are designed to shield the Company from risk that is reasonably likely to have a material adverse effect on us.

Director Independence

The Board has adopted categorical standards for director independence, which we set forth in the Guidelines and make available on the our website. Under these standards, a director will not be considered independent if:

(1)	the director does not qualify as independent under Rule 303A.02(b) of the NYSE Listed Company Manual,

(2)	the director or an immediate family member is a partner of, or of counsel to, a law firm that performs substantial legal services for us on a regular basis, or
(3)

the director or an immediate family member is a partner, officer or employee of an investment bank or consulting firm that performs substantial services for us on a regular basis for which it receives compensation.

The Board does not consider the following relationships to be material relationships that would impair a director’s independence:

(1)	the director or an immediate family member is an executive officer of another company that does business with us and the annual sales to, or

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CORPORATE GOVERNANCE

purchases from, us are less than 1% of the annual revenues of the company for which he or she serves as an executive officer,

(2)

the director or an immediate family member is an executive officer of another company which is indebted to us, or to which we are indebted, and the total amount of either company’s indebtedness to the other is less than 1% of the total consolidated assets of the company for which he or she serves as an executive officer and such indebtedness is not past due, or

(3)	the director or an immediate family member serves as an officer, director or trustee of a charitable organization, and our discretionary charitable contributions to the organization are less than 1% of its total annual charitable receipts.

The Board has determined that director nominees Mark G. Foletta, R. Jeffrey Harris, Dr. Michael M.E. Johns, Martha H. Marsh, Andrew M. Stern, Paul E. Weaver and Douglas D. Wheat meet our categorical standards for director independence and the applicable rules and regulations of the NYSE and federal securities laws regarding director independence. Our CEO is the only member of our Board who the Board has not deemed independent.

Board Leadership Structure

We separate the roles of Chairman of the Board and the Chief Executive Officer. Our CEO, Ms. Salka, is responsible for working with the Board in setting our strategic direction and our day-to-day leadership and performance, while the Chairman of the Board, Mr. Wheat, leads the Board in overseeing our strategy, provides guidance to our CEO and presides over meetings of the Board. At this time the Board believes that having separate roles:

(1)	increases the independent oversight of the Company and enhances the Board’s objective evaluation of our CEO,

(2)	provides our CEO with an experienced sounding board in the Chairman, and

(3)	provides an independent spokesperson for the Company.

Our Board’s Policy on Conflicts of Interest and Related Party Transactions

The Guidelines establish our director’s duties to adhere to our Code of Business Conduct, including our policies on conflicts of interest, and to avoid any action, position or interest that conflicts with an interest of ours or gives the appearance of a conflict. We require directors to report any potential conflicts of interest immediately to the Chairman of the Corporate Governance Committee. We do not, without approval of the Board, permit a director or executive officer, or his or her immediate family member (i.e., spouse, parent, step-parent, child, step-child, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law or anyone (other than a tenant or employee) who shares that person’s home) or any other person meeting the definition of “related person” under Item 404 of

Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, a “related person”) to enter into a transaction in which we are a participant if (a) the amount involved exceeds $120,000, and (b) the related person has or will have a direct or indirect material interest. We annually solicit information from directors and executive officers to monitor potential conflicts of interest and comply with SEC requirements regarding approval or disclosure of “related person transactions.” We did not engage in any transaction in 2017 nor is there any currently proposed transaction that exceeds or is expected to exceed $120,000 in which we were or are a participant and in which a related person had or will have a direct or indirect material interest.

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Board Meetings and Annual Meeting Attendance by Board Members

We expect each of our directors to attend each meeting of the Board and of the committees on which he or she serves. We also expect our directors to attend our annual meetings. Our Board has an excellent record of attendance and engagement. During 2017, the Board met six times, and took no actions by unanimous written consent. In 2017, no member of the Board attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she has been a director) and (ii) the number of meetings held by all committees of the Board (during the periods that he or she served on such committees). All of our directors attended our 2017 Annual Meeting of Shareholders.

Committees of the Board

We have standing Audit, Corporate Governance, Compensation and Executive Committees. The Board committees are chaired by independent directors, each of whom report to the Board at meetings on the activities and decisions made by their respective committees. The Board makes committee assignments and designates committee chairs based on a director’s independence, knowledge and areas of expertise. We believe this structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at Board meetings.

In line with our value of continuous improvement, the directors conduct an evaluation of the performance of the Board and each of the committees on an annual basis. Additionally, on a bi-annual basis, the Corporate Governance Chairman has individual conversations with the directors specifically regarding their board performance and board composition. We describe the current functions and members of each committee below. A more detailed description of the function, duties and responsibilities of the Audit, Corporate Governance and Compensation Committees is included in each Committee’s charter and available in the link entitled “Corporate Governance” located within the “Investor Relations” tab of our website at www.amnhealthcare.com.

The table below provides current committee memberships and fiscal year 2017 committee meeting information:

Director	Audit (1)	Compensation (2)	Corporate Governance (3)	Executive
Mark G. Foletta	Chair
R. Jeffrey Harris		Member	Member
Michael M.E. Johns, M.D.		Member	Chair
Martha H. Marsh		Chair	Member
Susan R. Salka				Member
Andrew M. Stern	Member		Member
Paul E. Weaver	Member			Member
Douglas D. Wheat				Chair
Committee Meetings and Actions by Written Consent
Total Committee Meetings	9	6	5	2
Actions by Written Consent	0	2	0	1
(1)

The Board has determined that all Audit Committee members (A) are financially literate, and (B) meet the criteria for independence set forth in Rule 10A-3 under the Exchange Act, and Section 303A of the NYSE Listed Company Manual. The Board has further determined that Mark G. Foletta and Paul E. Weaver are each an “Audit Committee Financial Expert” as defined by SEC Rules and Regulations.

(2)

The Board has determined that all members of the Compensation Committee meet the standards for independence required by the NYSE and the independence requirements of Section 162(m) of the Internal Revenue Code (the “Code”).

(3)	The Board has determined that all members of the Corporate Governance Committee meet the standards for independence required by the NYSE.

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CORPORATE GOVERNANCE

AUDIT COMMITTEE

Our Audit Committee Charter, which is reviewed annually and was last amended in September 2016, sets forth the duties of the Audit Committee. Generally, the Audit Committee is responsible for, among other things, overseeing our financial reporting process. In the course of performing its functions, the Audit Committee as provided by our Audit Committee Charter:

(1)	reviews our internal accounting controls and audited financial statements,

(2)	reviews with our independent registered public accounting firm the scope of its audit, its audit report and its recommendations,

(3)	considers the possible effect on the independence of such firm in approving non-audit services requested of it,

(4)	reviews disclosures made by our CEO and CFO in connection with the certification of our periodic reports,

(5)	reviews and discusses with management the Company’s process to manage our major risk exposures and the steps taken to monitor, control and manage such exposures, and

(6)	appoints our independent registered public accounting firm, subject to ratification by our shareholders.

CORPORATE GOVERNANCE COMMITTEE

Our Corporate Governance Committee Charter, last amended in December 2017, sets forth the duties of the Corporate Governance Committee. Generally, the Corporate Governance Committee:

(1)	identifies and recommends qualified individuals with diverse backgrounds and experiences to become members of the Board,

(2)	evaluates periodically the Code of Business Conduct, the Financial Officers Code of Ethics and the Guidelines,

(3)	reviews the Board’s performance on an annual basis,

(4)	reviews and evaluates succession planning for the CEO and other members of our executive management team,

(5)	recommends potential successors to the CEO, oversees our shareholder engagement program as it relates to corporate governance issues and considers feedback provided by our shareholders, and

(6)

reviews and discusses with our executive team relevant quality metrics, compliance with certification standards and related laws and regulations as well as our enterprise risk management process relating to the quality of our services.

With respect to director nominee procedures, the Corporate Governance Committee utilizes a broad approach for identification of director nominees and may seek recommendations from our directors, officers or shareholders or it may choose to engage a search firm. In evaluating and determining whether to ultimately recommend a person as a candidate for election as a director, the Corporate Governance Committee considers the qualifications set forth in our Guidelines, including judgment, business and management experience (including financial literacy), leadership, strategic planning, reputation for honesty and integrity, diversity and independence from management. It also takes into account specific characteristics and expertise that it believes will enhance the diversity of knowledge, expertise, experience, background and personal characteristics of the Board. The Corporate Governance Committee may engage a third party to conduct or assist with the evaluation. Ultimately, the Corporate Governance Committee seeks to recommend to the Board those nominees whose specific qualities, experience and expertise will augment the current Board’s composition and whose past experience evidences that they will (1) dedicate sufficient time, energy and attention to ensure the diligent performance of Board duties, (2) comply with all duties of care, loyalty and confidentiality applicable to them as directors of publicly traded corporations, and (3) adhere to our Code of Conduct and Ethics.

The Corporate Governance Committee considers shareholder recommendations of qualified nominees when such recommendations are submitted in accordance with the procedures described in the Bylaws. To have a nominee considered by the Corporate Governance Committee for election at the 2019 Annual Meeting of Shareholders, a shareholder must submit the recommendation in writing to the attention of our Secretary at our corporate headquarters no later than January 18, 2019 and no sooner than December 19, 2018. Any such recommendation must include the information set forth on Exhibit A to this proxy statement (page A-1). Once we receive the recommendation, we will deliver to the shareholder nominee a questionnaire that requests additional information about his or her independence, qualifications and other matters that would assist the Corporate Governance Committee in evaluating the shareholder nominee, as well as certain information that must be disclosed about him or her in our proxy statement or other regulatory filings, if

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CORPORATE GOVERNANCE

nominated. Shareholder nominees must complete and return the questionnaire within the time frame provided to be considered for nomination by the Corporate Governance Committee.

The Corporate Governance Committee received no recommendations for a director nominee from any shareholder for the director election to be held at the Annual Meeting.

COMPENSATION COMMITTEE

The Compensation Committee Charter, last amended in April 2017, sets forth the Committee’s duties. Among other things, the Compensation Committee:

(1)

reviews, and, when appropriate, administers and makes recommendations to the Board regarding (A) compensation of our CEO (including employment agreements or severance arrangements, if applicable, and executive supplemental benefits or perquisites, if any), all senior officers that report directly to our CEO and our directors and (B) our incentive compensation plans and equity-based plans,

(2)

prepares the Compensation Committee Report and oversees the preparation of our compensation disclosure and analysis required by the SEC to be included in our annual proxy statement and recommends their inclusion in the annual proxy statement to the Board,

(3)	recommends the proposals on “say-on-pay” and the frequency of the “say-on-pay” vote that are required by SEC rules,

(4)	reviews our incentive compensation arrangements generally to determine whether they encourage excessive risk-taking, and

(5)	evaluates the performance of our CEO.

For further information about the responsibilities of the Compensation Committee, please see the Compensation Discussion and Analysis beginning on page 28 below.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee, whose members are Ms. Marsh, Mr. Harris and Dr. Johns, consists exclusively of non-employee, independent directors,

none of whom has a business relationship with us, other than in his or her capacity as director, or has any interlocking relationships with us that are subject to disclosure under the rules of the SEC related to proxy statements.

Compensation Committee Consultant Independence

The Compensation Committee retains an independent consultant to assist it in fulfilling its responsibilities. Since 2008, the Compensation Committee has utilized Frederic W. Cook & Co., Inc. as its compensation consultant. Our compensation consultant advises the Compensation Committee on a variety of topics, including, among others, our equity compensation program, the design of our cash incentive program, the evaluation of the alignment of our compensation program with our shareholders’ interests, the risks presented by our executive compensation program structure, the assessment of the program compared to our peers and director and executive compensation trends.

In retaining and utilizing Frederic W. Cook & Co., the Compensation Committee considers (1) our directors’ experience with its employees and representatives while serving on other boards, (2) knowledge and experience in executive compensation program design, corporate finance and legal and regulatory issues, (3) experience providing consultative services to boards, as well as its analysis of our existing program and proposal of key considerations in evaluating and strengthening our program and (4) factors affecting independence, including factors set forth by the NYSE for evaluating the independence of advisors. In connection with its consideration of Frederic W. Cook & Co.’s independence, the Compensation Committee factored in that Frederic W. Cook & Co. does provide consulting services to other companies that have a director who is also a director of ours, but it does not have any other relationship with or provide any other services to us. As a result of the Compensation Committee’s review of the factors affecting independence, it has determined that Frederic W. Cook & Co. is independent and has no conflicts of interest with us.

EXECUTIVE COMMITTEE

The Executive Committee exercises the power of the Board in the interval between meetings of the Board.

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CORPORATE GOVERNANCE

Executive Sessions of Non-Management Directors

The Board has executive sessions at each regularly scheduled Board meeting during the year, for which our management director, Ms. Salka, is not present.

Communications with the Board of Directors

The Board has established the following procedure for shareholders and other interested parties to communicate with members of the Board, the presiding director, or the Independent directors as a group. All such communications should be addressed to the attention of our Corporate Secretary at our offices located at 12400 High Bluff Drive, Suite 100, San Diego, California 92130. The Corporate Secretary collects and maintains a log of each such communication and forwards any that the Corporate Secretary believes requires immediate attention to the appropriate members of the Board, who then determine how such communication should be addressed.

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DIRECTOR COMPENSATION AND OWNERSHIP GUIDELINES

DIRECTOR COMPENSATION

AND OWNERSHIP GUIDELINES

Members of the Board, who are not employees of the Company (“Independent Directors”), receive compensation for their service in the form of cash and equity. Each form of compensation is evaluated by the Compensation Committee on an annual basis. The Compensation Committee believes director pay should be aligned with the long-term interests of shareholders, so it has historically given substantial weight to the equity component, which represented 69% of our Independent Directors median total compensation in 2017. As part of their annual review process, the Compensation Committee evaluates a variety of sources and benchmarks the compensation we pay our Independent Director’s against our peer group and relevant market data. It also consults with an independent compensation consulting firm, Frederic W. Cook & CO., Inc. prior to issuing a recommendation to the Board, which it has historically done in April. Following this process provides the Compensation Committee with more visibility into director pay trends based on the most recently disclosed public filings of peer companies included in its analysis. Accordingly, the Compensation Committee has determined that the compensation we pay our Independent Directors falls slightly above the median of our 2017 peer group.

Director Cash Compensation

We pay our Independent Directors an annual cash retainer. We do not pay any meeting fees to our directors. The Chairman of the Board, Committee Chairpersons and one Executive Committee member receive an additional annual retainer for their services. We also reimburse directors for out-of-pocket expenses incurred in connection with their service. Annual retainers are paid in four equal quarterly installments. The table on the right sets forth the current annual retainer schedule for our Independent Directors.

Position	Annual Retainer ($)
Independent Director	65,000	(1)
Chairperson of the Board	100,000	(2)
Chairperson of Audit Committee	30,000
Chairperson of Compensation Committee	15,000
Chairperson of Corporate Governance Committee	10,000
Executive Committee Member	10,000
(1)	On April 1, 2017, we increased the annual retainer for our Independent Directors from $60,000 to $65,000.

(2)	On April 1, 2017, we increased the annual retainer for the Chairperson of the Board from $75,000 to $100,000.

Director Equity Compensation

We typically grant full-value equity awards to non-management directors upon appointment or election to the Board, and annually thereafter during the director’s term. We anticipate that we will continue to grant annual equity awards to non-management directors at some level for the foreseeable future. Since 2010, the aggregate grant date fair value (“AGD Fair Value”) of such awards has been approximately $135,000.

On April 18, 2017, we granted each non-management director an equity award of 3,365 restricted stock units (“RSUs”) representing 69% of the total median compensation. The RSU awards will vest on April 18, 2018, and each director had the option of deferring receipt of the shares underlying the RSUs until his or her separation of service.

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DIRECTOR COMPENSATION AND OWNERSHIP GUIDELINES

Director Compensation Table

The following table provides information about the compensation that our directors earned during fiscal year 2017. The table does not include Ms. Salka, who received no additional compensation for her service as a director.

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)	Total ($)
Mark G. Foletta	93,750	135,021	228,771
R. Jeffrey Harris	63,750	135,021	198,771
Michael M.E. Johns, M.D.	73,750	135,021	208,771
Martha H. Marsh	78,750	135,021	213,771
Andrew M. Stern	63,750	135,021	198,771
Paul E. Weaver	73,750	135,021	208,771
Douglas D. Wheat	157,500	135,021	292,521
(1)	The amount set forth in this column represents the AGD Fair Value of the 3,365 RSUs we granted each of our directors on April 18, 2017, which will vest on April 18, 2018.

Director Equity Ownership Requirement

The Board believes that all directors should maintain a meaningful personal financial stake in the Company to further align their long-term interests with those of our shareholders. Accordingly, it is the Board’s desire that each non-management director will hold Common Stock and vested but unsettled RSUs of the Company equal to a value of at least three times the director’s annual cash retainer (i.e., $195,000).

The value of unvested RSUs and vested or unvested SARs and options are not taken into account in determining whether a director meets our director equity ownership guidelines. As of December 31, 2017, all of our directors satisfy our director equity ownership guidelines.

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COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The following Compensation Discussion and Analysis (“CD&A”) provides a detailed description of the objectives, philosophy, practices and programs that comprise our named executive officer’s total rewards program. It also explains how the Compensation Committee determines executive compensation under this program, as it takes great care in the development and refinement of a total rewards program that reflects its stewardship responsibility to AMN’s shareholders while simultaneously ensuring the availability of talent to lead our organization to achieve our strategic goals.

More specifically, this CD&A provides clear details related to each of the following aspects of the total rewards program that has been designed for our named executive officers: (1) the objectives and philosophy, (2) the processes and criteria in place for proper oversight, (3) the components of our named executive officer’s total rewards program, and (4) how each component fits into our Compensation Committee’s overall objective to support the Company’s business strategy.

The Compensation Committee believes that our named executive officers are collectively, a strong, valuable, experienced, skilled and innovative team, with a passion for the Company, its core values and delivering sustainable, long-term returns for our shareholders. Our named executive officers for the 2017 fiscal year are listed below.

NAME	CURRENT TITLE
Susan R. Salka	President and Chief Executive Officer
Brian M. Scott	Chief Financial Officer, Chief Accounting Officer and Treasurer
Ralph S. Henderson	President, Professional Services and Staffing
Denise L. Jackson	Chief Legal Officer and Corporate Secretary

Executive Summary

Our pay-for-performance focused executive compensation program is designed to motivate our leaders to build sustainable long-term shareholder value. Among other things, the Compensation Committee premises our executive compensation objectives on the following guiding principles:

•	to align pay with performance, with variable pay constituting a significant portion of total compensation;

•	to create commonality of interest between our executives and shareholders by tying realized compensation directly to changes in shareholder value;

•	to support the attainment of our short- and long-term financial and strategic objectives;
•	to attract, retain and motivate highly skilled and innovative executives who will lead us to be the thought leader and driver of innovation within our industry; and

•	to foster a culture of integrity and ethics where team members are treated with respect and appreciation for their contributions.

To support our objectives, we have designed an executive compensation total rewards program that includes (1) base salary, (2) annual bonuses, and (3) long-term incentive awards, which constitutes a significant portion of our named executive officers total pay.

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COMPENSATION DISCUSSION AND ANALYSIS

Below is a summary relating to the total rewards compensation package we provide our named executive officers.

What We Do
☑

Executive Compensation Philosophy. We maintain an Executive Compensation Philosophy, which was reviewed and revised in February 2018, to expressly capture our commitment to equal pay and fostering a culture of ethics.

☑

Align Pay with Performance. We align our named executive officer pay with actual total shareholder return and financial performance, with variable pay constituting 73% of our CEO’s total compensation and at least half of the total compensation for each of our other named executive officers in 2017.

☑

Reward Increases in Shareholder Value. We grant performance restricted stock units (“PRSUs”) based on absolute and relative total shareholder return (“TSR PRSUs”) over a three-year performance period, which is intended to reward named executive officers for above-market stock performance (relative to companies in the Russell 2000 Index) or hold them accountable for relatively poor stock performance (relative to companies in the Russell 2000 Index).

☑	Grant PRSUs that Focus on Our Long-Term Goals. We grant PRSUs that vest based on our long-term AEBITDA margin goals (“AEBITDA PRSUs”).
☑	Ownership Guidelines. We have meaningful stock ownership requirements for our named executive officers.
☑	Cap Incentive Awards. We maintain a cap on annual bonus awards for our named executive officers under our 2017 Senior Executive Management Incentive Bonus Plan (the “Bonus Plan”).
☑

Bonus Awards Based on Objective and Key Financial Metrics. 70% of our Bonus Plan target for each named executive officer is based on achieving our annual revenue and AEBITDA targets, two key financial metrics for the Company. The remaining 30% is based on objective non-financial criteria such as execution on key initiatives.

☑

Utilize Independent Compensation Consultant. Our Compensation Committee utilizes the services of an independent and reputable compensation consultant, Frederic W. Cook, to provide recommendations on our named executive officers pay.

☑

Responsible Use of Shares. We judiciously grant shares under our The AMN Healthcare 2017 Equity Plan (the “Equity Plan”), and our share utilization rate under our Equity Plan falls below industry norms.

☑

Appropriate Peer Group Selection. We regularly review our designated peer group to ensure that our compensation program is properly aligned with the actual peers with which we compete for talent and business.

What We Don’t Do
☒	No Risky Programs. We do not engage in compensation programs that create undue risk.
☒

No Pledges or Hedges of, or Liens on, Our Common Stock. We prohibit the pledging of, or hypothecating, or otherwise placing a lien on, any Common Stock or other equity interests of the Company. We also prohibit hedging.

☒	No Employment Contracts Other than with CEO. We do not provide employment contracts other than for our CEO.
☒	No New Tax Gross-ups. We have committed to cease entering into new employment or other agreements with tax gross-ups for named executive officers.
☒	No Options or SARs. We have not granted equity awards in the form of options or SARs since 2010.

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COMPENSATION DISCUSSION AND ANALYSIS

2017 Financial, Operational and Stock Performance Highlights

A long-standing principle of our executive compensation program is to link pay to performance. Accordingly, when making compensation decisions, we analyze our financial, operational and stock performance and execution on strategic initiatives.

As set forth below, the Company delivered strong financial and stock performance in 2017 and continued to make significant progress on our long-term strategic goals.(1)

Some of our highlights for 2017 included:

•

The price of our Common Stock increased 28% in 2017, from $38.45, the closing price on December 31, 2016, to $49.25, the closing price on December 31, 2017. We ranked in the 95th percentile in total shareholder return for the three-year period ended December 31, 2017 among companies comprising the

Russell 2000 Index as of December 31, 2014 with a cumulative total shareholder return for the last three years (i.e., since December 31, 2014) of 165%.

•	Our consolidated AEBITDA(2) increased year-over-year by approximately 8%, from $236.9 million to $256.4 million.

•	Our annual consolidated AEBITDA margin(3) increased 40 basis points year-over-year, from 12.5% to 12.9%.

•

We renewed our share repurchase program of up to $150 million and repurchased 486,543 shares of our Common Stock in 2017 at an average price of $41.41 per share, resulting in an aggregate purchase price of $20.2 million.

•

We continued to make progress on our long-term initiative of significantly upgrading our front and back office technology platforms in order to deliver best-in-class client and healthcare professional experiences and optimize the efficiency of our business operations.

The following charts compare our year-over-year performance on certain financial metrics that we utilized in making compensation decisions for our named executive officers in 2017.

(1)

For more detail regarding our financial results, please see our 2017 annual report on Form 10-K filed by us with the SEC on February 16, 2018 and provided to you concurrently with this proxy statement. We provide the summary financial information in this proxy statement solely to help you in your evaluation and review of our CD&A. It should not be used as a substitute for a review of the detailed financial information in our 2017 annual report on Form 10-K.

(2)

For information on AEBITDA, which stands for adjusted earnings before interest, taxes, depreciation and amortization, and a reconciliation of it to our 2017 net income, please see Exhibit B to this proxy statement (page B-1).

(3)	AEBITDA margin represents, as a percentage, AEBITDA divided by consolidated revenue.

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Consolidated revenue (MM) $1,988 $1,902 2016 revenue 2017 revenue 5% yoy growth Consolidated AEBITDA (MM) 12.9% margin 12.5% margin $256.4 $236.9 2016 AEBITDA 2017 AEBITDA 8% yoy growth

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee placed considerable emphasis on our TSR as well as financial and operational performance over the past 12 months in determining our CEO’s 2017 cash bonus as well as her 2017 equity awards. Because certain compensation information included in this proxy statement spans the last three fiscal years, we have set forth below our cumulative total shareholder return and compound annual growth rate for the one-, two- and three-year periods ended December 31, 2017.

Period	Cumulative Total Shareholder Return (1)	Compound Annual Growth Rate	Common Stock Price at Beginning of Period
One-Year Period Ended December 31, 2017	33%	N/A	$38.45
Two-Year Period Ended December 31, 2017	54%	26%	$31.05
Three-Year Period Ended December 31,2017	165%	36%	$19.60
(1)

The closing price of our Common Stock on December 29, 2017 (the last trading day of the year) was $49.25. Cumulative total shareholder return is the percentage increase in the 90 day average closing price of our Common Stock on the trading day at the end of the relevant investment period from the 90 day average closing price of our Common Stock on the last trading day of the year preceding the beginning of the applicable period. We did not pay any dividends during the periods set forth in this table.

2017 Compensation for Our Named Executive Officers

Numerous factors influenced our compensation decisions for 2017 with the customary overarching goal of closely linking pay to performance. In 2017, performance-based cash incentives and equity compensation (which is inherently linked to performance) comprised 73% of our CEO’s compensation, and 56%—63% of the total compensation for each of our other named executive officers.

To illustrate this, the chart set forth below reflects the percentage breakdown of our CEO’s 2017 compensation as set forth in the Summary Compensation Table.

As the Compensation Committee has consistently done throughout the past several years, it based its 2017 compensation decisions around financial goal setting for 2017 and other actions influencing executive compensation on

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Ceo compensation at risk 5% 22% 14% 59% 73% at risk Salary bonus equity other

COMPENSATION DISCUSSION AND ANALYSIS

the expectation that (1) we would achieve market-leading revenue and AEBITDA growth on a consolidated basis and within each of our business segments, and (2) our named executive officers would lead their teams to successfully execute our business strategy in a manner that reflected our core values. Due to our solid operational performance and financial results, each named executive officer earned 85% of his or her target bonus that was tied to the Company’s 2017 financial performance.

We set forth below the breakdown of each named executive officer’s compensation for 2017 as taken from the Summary Compensation Table.

Response to 2017 Say-on-Pay Vote

At our 2017 Annual Meeting of Shareholders held on April 19, 2017, we received approximately 96% support on our “say-on-pay” proposal regarding the executive compensation of our named executive officers identified in our 2017 proxy statement. Our compensation program has remained consistent with that set forth in our 2017 proxy statement. We believe the following four themes remain important among our investors: (1) compensation should correlate to company performance, (2) performance awards should constitute an important component of long-term incentive awards, (3) performance measures beyond total shareholder return should be considered, and (4) variable compensation should be designed to motivate, reward and retain executives.

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Summary of our Named executive Officers Compensation in 2017

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee believes that our executive compensation program in 2017 satisfied each of the four themes identified above. In 2017, the Compensation Committee took the following actions:

(1)	Continued to use PRSUs tied to total shareholder return and financial goals (i.e., AEBITDA) over a three-year period,

(2)

Established goals of 7.8% and 8.2% year-over-year consolidated revenue and AEBITDA growth, respectively, that we needed to satisfy in order for the named executive officers to receive their target bonuses,

(3)	Modestly adjusted base salaries upward in 2017 to more closely align with industry and peer group pay practices and reward strong performance, and

(4)	Continued to reward named executive officers for strong financial, operational and Common Stock performance through the use of reasonable, competitive amounts of incentive based compensation.

In 2018, based on discussions with our shareholders and input from the Compensation Committee’s independent consultant, the Compensation Committee made adjustments to the vesting schedule and maximum payouts of new equity awards to reduce complexity and reflect more common market practices (e.g., a three-year ratable vesting schedule for its time-vested RSUs).

Our Compensation Program Philosophy and Objectives

A guiding principle of our Executive Compensation Philosophy is that compensation realized by executives should generally reflect the individual skills and contributions of the executive in achieving the strategic, financial and operational goals of the Company and the leadership they demonstrate in promoting our values-based culture. Additionally, corporate governance best practices and the annual shareholder advisory vote on executive compensation are also considered in the design of our executive’s total rewards package. Our philosophy embraces the following principles, which the Compensation Committee sets forth in its Executive Compensation Philosophy, and is available in the “Corporate Governance” section under the “Investor Relations” tab of our Company’s website at www.amnhealthcare.com.

•	Be performanced-based, with variable pay constituting a significant portion of total compensation,

•	Create commonality of interest between our executives and shareholders by tying realized compensation directly to changes in shareholder value,

•	Focus on propelling growth in the attainment of our short- and long-term financial and strategic objectives,

•	Reward our executives for long-term improvement in shareholder value,

•	Provide pay based on performance without regard to legal classification,

•	Attract, retain and motivate highly skilled and innovative executives that embrace and promote AMN’s values-based culture that fosters innovation,
•	Build a strong talent base to reinforce our succession planning objectives,

•	Be competitive with companies in our peer group,

•	Maximize the financial efficiency of the overall program from, including but not limited to tax, accounting, and cash flow perspectives, and

•	Ensure that corporate governance practices and the impact of our say-on-pay proposals are upheld.

With these principles as our foundation, we have designed and continually evaluate and modify, as necessary, our executive compensation program to support our strategic objectives of achieving above-market growth in revenue and profitability by (1) being the market leader and innovator in healthcare workforce solutions and staffing services, (2) growing our overall revenue mix from workforce solutions and technology and (3) delivering a superior customer experience through operational excellence and agility.

The primary components of our executive compensation program—(1) base salary, (2) annual cash performance bonuses, and (3) long-term equity incentive awards—reflect the implementation of our executive compensation philosophy. The Compensation Committee is provided with benchmarking information of each of these components at the 25th percentile, the median, 75th and 90th percentile utilizing companies, including all members of our peer group, that are similar to us in terms of business type, revenue and market capitalization. The Compensation Committee considers benchmarking data

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COMPENSATION DISCUSSION AND ANALYSIS

as a reference point rather than determinative. Compensation for specific individuals may vary, sometimes significantly, upward or downward from the median for individual named executive officers based on, among other things, individual performance, tenure, experience, scope of responsibilities, internal parity considerations, the recommendations of our CEO (for compensation other than her own) and succession considerations.

BASE SALARY

We utilize base salary as an essential component of our executive compensation program. We utilize base salary to attract and retain talented executives and to provide them with a fixed base of cash compensation. As set forth below, we analyze a variety of factors in addition to peer group comparative information in setting salaries for our named executive officers.

CASH INCENTIVE PERFORMANCE BONUS

The principles associated with our performance-based compensation reflect a balance of objectives. Our annual cash incentive consists of (1) a financial performance component that we base solely on our annual operational results as measured against certain financial metrics (the “Financial Component”) and (2) a non-financial component based on, among other things, (A) our performance relative to our direct competitors and (B) individual leadership contributions (the “RP/Leadership Component”). We focus the Financial Component on the achievement of financial targets set out in our annual operating plan that we set with the goal of achieving what we believe constitutes above market performance in the healthcare workforce solutions industry. Because we base our annual operating plan on goals related to the execution of our operational and business strategies, the annual cash incentive plan supports the achievement of our strategic goals. The RP/Leadership Component of our annual cash incentive focuses on incentivizing both superior performance over our direct competitors as measured against certain financial metrics, achievement of a significant strategic and operational goals and effective leadership in line with our core values and executive leadership competencies. The Compensation Committee also considers relative and total shareholder return in determining our CEO’s award under the RP/Leadership Component.

LONG-TERM EQUITY INCENTIVES

We believe our long-term incentives should consist primarily of equity. We provide such incentives through our Equity Plan, which our shareholders last approved in April 2017. The principles guiding the design of our long-term incentive plans include utilizing long-term incentives to (1) align executive and shareholder interests, (2) enhance focus on improvements in operating performance and the creation of shareholder value, (3) drive achievement of our long-term strategic objectives, (4) support long-term retention of key contributors and (5) retain and motivate potential CEO successors. We also believe that the aggregate cost of long-term incentives should be reasonable in comparison to our peer group, should avoid excessive levels of shareholder value transfer in relation to our peer group and should be reasonable in cost in light of our annual and long-term operating plans. With the foregoing principles in mind, our long-term incentive plan utilizes three primary vehicles for all named executive officers as follows:

✓   PRSUs Based on Total Shareholder Return. We utilize TSR PRSUs, the ultimate realizable value of which depends on performance against two measures: (1) a relative basis against a broader market (companies in the Russell 2000 Index at the beginning of the performance period) and (2) an absolute total shareholder return basis. Because our TSR PRSU awards measure relative total shareholder return and absolute total shareholder return over a three-year period, we believe this type of award encourages longer-term strategic focus on the creation of shareholder value beyond execution of annual financial targets.

✓  PRSUs Based on Annual AEBITDA Margin. Beginning in 2013, we created our AEBITDA PRSU to further incentivize our named executive officers to achieve certain AEBITDA margin goals to support our strategic objectives.

✓   Time-Vested RSUs. A common equity vehicle we utilize as part of our long-term incentive program to motivate our named executive officers are time-vested RSUs, full-value awards with the ultimate value based on the price of our Common Stock. In addition to the interests of our named executive officers with shareholders, we also believe these type of awards operate as a necessary and effective retention tool, which is consistent with our compensation principles and a common practice among our peers.

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COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Program Oversight

RESPONSIBILITIES OF THE

COMPENSATION COMMITTEE

The primary responsibilities of the Compensation Committee include oversight of our executive compensation programs. Specifically, this includes:

•	determining the compensation of our CEO and, in partnership with our CEO, establishing the compensation of all other named executive officers, including salary, cash incentives and equity awards,

•	designing our incentive compensation programs and administering our Equity Plan and Bonus Plan,

•	establishing the financial metrics and performance targets under our incentive compensation programs, and

•	as set forth more fully above (see page 19 above), analyzing the risk associated with our compensation practices.

The Compensation Committee reviews all components of compensation of the named executive officers and other senior officers that directly report to our CEO on an annual basis and will consider changes at other times if a change in the scope of an officer’s responsibilities justifies such consideration. In so doing, the Compensation Committee uses the services of an independent compensation consultant, Frederic W. Cook & Co., and considers the analysis and advice of its compensation consultant in discharging its responsibilities. Representatives of Frederic W. Cook & Co. attend Compensation Committee meetings and have direct access to the Compensation Committee members without management involvement. The Compensation Committee has the sole authority to hire and terminate its compensation consultant.

The Compensation Committee generally conducts its salary and bonus structure review for a particular year in the last quarter of the previous year or early in the subject year. At that time, the Compensation Committee evaluates compensation by, among other things, reviewing (1) peer benchmarking information relating to financial performance and compensation levels, (2) the individual’s performance, duties and experience, (3) analysis and advice from its compensation consultant, (4) our financial and operational performance, and (5) the recommendations of our CEO (who does not provide a recommendation for herself). With respect to our Bonus Plan, which our shareholders last approved in April 2017, the Compensation Committee, as the administrator, designates which participants are eligible for an award, the performance criteria for the award and the maximum award each year. Prior to or at the beginning of each fiscal year, the Board sets financial targets for our performance. Thereafter, the Compensation Committee sets the range of financial performance and corresponding targets for the named executive officers’ cash incentive compensation under the Bonus Plan.

The Compensation Committee may also grant annual equity awards under our Equity Plan. In addition to annual grants, the Compensation Committee has granted equity awards to key employees upon their initial employment, promotion or as special retention awards. To further serve this purpose, the Board adopted our 2014 Employment Inducement Plan under which we may issue up to 200,000 shares of our Common Stock to certain prospective employees. In the Compensation Committee’s discretion, it may authorize our CEO to grant equity awards to non-officer employees within certain individual and aggregate thresholds with the effective date of each such grant generally being the effective date of the grantee’s promotion or commencement of employment. The Compensation Committee reviews any awards granted by our CEO. The Compensation Committee does not have any policy or practice to time the grant of equity awards in conjunction with the release of material non-public information.

OUR 2017 PEER GROUP

The duties of the Compensation Committee require specific knowledge regarding the executive compensation market. Accordingly, to understand our position within the marketplace for management talent and to assist the Compensation Committee in making compensation decisions that will help attract and retain a strong management team, the Compensation Committee reviews (1) compensation information for companies comparable in size and industry, (2) our financial performance against our internal financial targets, our designated peer group and the Russell 2000, and (3) internal compensation comparability among senior executives.

Because the Compensation Committee compares our performance against that of our peer group as part of its oversight responsibilities, it must determine our peer group. Indeed, the Compensation Committee believes that one of the most important factors it must consider in ensuring that our compensation program remains competitive, is the proper identification and selection of our peers, as we often compete for executive talent with

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COMPENSATION DISCUSSION AND ANALYSIS

such peers. Accordingly, the Compensation Committee evaluates and modifies, as appropriate, the members of our peer group annually. We select peers from the healthcare, commercial and professional services industries, and target those companies operating in the recruitment, staffing and management services sectors. Like us, many of our peers are in both the S&P SmallCap 600 Index and the S&P Composite 1500 Index. Our 2017 peer group as determined by our Compensation Committee was as follows:

OUR 2017 PEER GROUP
Amedisys, Inc.	Korn/Ferry International
Cross Country Healthcare, Inc.	LHC Group, Inc.
Healthcare Services Group, Inc.	MEDNAX, Inc.
Tivity Health, Inc.	On Assignment, Inc.
Huron Consulting Group Inc.	Premier, Inc.
Insperity, Inc.	Team Health Holdings, Inc.
Kforce, Inc.	TrueBlue, Inc.

Our 2017 peer group ranged from approximately $540 million to $3.38 billion in revenues based on each peer’s most recently reported four fiscal quarters and from approximately $470 million to $4.95 billion in market capitalization. For purposes of comparison, our consolidated revenue for our most recently reported last four fiscal quarters equaled $1.97 billion and our market capitalization as of December 31, 2017 equaled approximately $2.38 billion, placing us fifth in our 2017 peer group for both metrics.

As it does annually, in July 2017, the Compensation Committee evaluated our peer group for 2018 using, among other metrics, annual revenue and market capitalization.

During its evaluation, the Compensation Committee removed two companies from our 2017 peer group, noting that Team Health Holdings, Inc. was no longer a publicly traded company and that Tivity Health, Inc.‘s revenues and market capitalization was no longer competitive as it had fallen below the 25th percentile of our 2017 peer group.

In determining appropriate replacements for the two companies, the Compensation Committee reviewed (1) our 2017 peer group, (2) peers utilized by Institutional Shareholder Services (“ISS”) that were not in our 2017 peer group, (3) companies that were not in our 2017 peer group that disclosed us in their proxy statement as part of their peer group and (4) companies within our GICS code that met ISS’s revenue band criteria. Based on its evaluation, the Compensation Committee made the following changes to our peer group effective for 2018:

Included for 2018	Removed in 2017
Allscripts Healthcare Solutions, Inc.	Team Health Holdings, Inc.
Robert Half International Inc.	Tivity Health, Inc.

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COMPENSATION DISCUSSION AND ANALYSIS

Components of Our Compensation Program

In line with our core value of continuous improvement, we (1) listen to our shareholders, (2) review the latest trends in executive compensation practices, (3) evaluate whether certain pay practices are viewed with disfavor by shareholders or proxy advisory services and (4) review our pay practices to ensure that we have designed and implemented compensation programs that we believe will create value for our shareholders with a balance of short- and long-term incentives. The principal components of our executive compensation program include:

(1)	base salary,

(2)	short-term or annual performance awards in the form of cash bonuses,

(3)	long-term incentive awards,

(4)	a non-qualified deferred compensation plan as well as benefits generally available to all of our employees, and

(5)	for our CEO, an employment agreement with severance provisions and, for our other named executive officers, severance arrangements.

BASE SALARY

Base salary serves as the first component of our executive compensation program. In setting base salaries, the Compensation Committee considers a number of factors, including:

(1)	the market salary for similarly situated executives within our peer group and other companies of similar revenue size and market capitalization,

(2)	our operational and financial performance,

(3)	our stock performance,

(4)	individual performance, skills, knowledge, tenure, experience and responsibilities, and
(5)	for those who report to her, the recommendations of our CEO.

We manage salary changes to fall within our annual budget. We evaluate our operational and financial performance in light of our annual internal objectives and our annual operating plan, the healthcare staffing industry performance and peer benchmarking data. We evaluate our stock performance against our peer group and the Russell 2000 Index. Our CEO bases her recommendations on the same factors the Compensation Committee considers, and her recommendations are particularly helpful for the Compensation Committee to evaluate the other executive officers’ performance, knowledge, skills, experience and responsibilities.

CASH INCENTIVE PERFORMANCE BONUS

Annual cash performance bonus opportunities serve as the second component of our executive compensation program. The Bonus Plan is the mechanism by which the Compensation Committee provides such opportunities. We intend our Bonus Plan to provide a strong incentive for our officers to achieve annual financial objectives that support our strategic objectives. Although certain details of the annual bonus incentive may change from year to year based upon the Compensation Committee’s focus, a few key components comprise its general structure, including specific financial goals based on our annual operating plan. The metrics typically include such financial measures as consolidated revenue and consolidated AEBITDA. The Compensation Committee sets threshold, “target” (i.e., 100%) and maximum amounts for bonuses and a weight for each metric that corresponds to the level of achievement we require to trigger a threshold, target or maximum bonus for the named executive officer under such metric. The

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threshold level for each metric typically starts at a minimum performance level, e.g., 90% of the targeted consolidated AEBITDA. The maximum bonus typically requires a performance level of 110% to 120% of the target amount for each metric. We have typically used incremental hurdles (usually 1% increments for AEBITDA and one-half percent increments for revenue) of performance between the threshold level and the maximum level that increase the amount of bonus that can be earned on a straight-line basis depending on the hurdle ultimately achieved. A portion of the bonuses has been based on non-financial factors, such as performance relative to direct competition, leadership, achievement of strategic objectives and TSR.

In setting each named executive officer’s target bonus, the Compensation Committee evaluates benchmarking data for comparable positions generally and within our peer group, the recommendations of our CEO (except with respect to her target bonus), individual performance, knowledge, experience and responsibilities, and the amount of the potential bonus under various performance scenarios. As with base salary, the Compensation Committee considers these factors in the context of each individual’s total cash compensation as well as the total compensation package (i.e., equity and cash) generally.

As set forth in our Executive Compensation Philosophy, the principles governing the annual design include the following:

(1)	the metrics must be tied to key indicators of our success and our annual objectives,

(2)	the performance goal must be reasonably achievable and viewed as fair, while at the same time encouraging stretch performance,

(3)	the metrics must be simple to understand and can be influenced by the subject executive,

(4)	the portion of an individual’s target annual cash compensation attributable to target annual bonus should increase with successively higher levels of responsibility, and

(5)	payouts should reflect our performance as well as the performance of the subject executive.

The Compensation Committee may amend the Bonus Plan at any time and may also amend any outstanding award granted under the Bonus Plan, provided it may not amend the Bonus Plan without the approval of our shareholders if the amendment would affect the tax deduction of payments made under it.

LONG-TERM INCENTIVES

Long-term incentives in the form of equity awards serve as the third component of our executive compensation program. Under our Equity Plan, we grant equity awards, with various vesting parameters, typically three years in length, to named executive officers and key employees as an incentive to have a long-term perspective in supporting and developing our strategic objectives. We also use them as an employee retention tool. We utilize PRSUs as part of our long-term incentive structure to strengthen the performance-based component of the long-term incentive program. In 2017, we utilized TSR PRSUs and AEBITDA PRSUs for performance-based equity for all of our named executive officers.

In general, we believe long-term equity incentive opportunities should be targeted to approximately the market median so that when combined with base salary and target annual bonus, total compensation falls around the median of market levels.

The following principles govern the design of our long-term incentives:

(1)	performance periods should cover multiple years to create balance between short- and long-term objectives,

(2)

long-term incentives should function to (a) align executive and shareholder interests, (b) enhance focus on improvements in operating performance and the creation of shareholder value and (c) drive achievement of our long-term strategic objectives,

(3)	awards should support long-term retention of key contributors through vesting,

(4)	aggregate annual share usage should be carefully managed to avoid excessive levels of shareholder value transfer in relation to those of our peer group, and

(5)	the aggregate cost of long-term incentives should be reasonable compared to members of our peer group, and the cost implications should be supported by our annual and longer-term operating plans.

RETIREMENT AND HEALTH PLANS

Retirement plans and other customary employee benefits serve as the fourth component of our executive compensation program. We adopted our 2005 Amended and Restated Executive Nonqualified Excess Plan (the “Deferred Compensation Plan”) primarily as a result of a market review that indicated that a deferred compensation plan was a significant component of

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COMPENSATION DISCUSSION AND ANALYSIS

executive compensation. We exclude our named executive officers from participating in our 401(k) plan, primarily to assist us in satisfying discrimination testing performed on our 401(k) plan. The Deferred Compensation Plan serves as the only retirement plan for our management, including our named executive officers. The Deferred Compensation Plan is not intended to be tax qualified. We describe the Deferred Compensation Plan more fully in the section entitled “Nonqualified Deferred Compensation” below.

We also offer healthcare insurance and other employee benefit programs to our named executive officers, which are generally the same as those programs provided to all eligible employees. We offer these plans to support our objective of attracting and retaining strong talent.

LIMITED PERQUISITES

Consistent with our executive compensation philosophy and our commitment to align pay with performance, we have generally refrained from providing perquisites to our named executive officers. However, in September 2017 our CEO relocated to Dallas, Texas to provide increased executive leadership to our more than 600 employees located in our Dallas office. In connection with her relocation and to better support our Dallas office’s strategic objectives, the Company agreed to pay Ms. Salka a monthly housing allowance, which the Compensation Committee will review and evaluate on an annual basis. In 2017, the Company paid $32,000 in housing allowances to our CEO.

EMPLOYMENT AND SEVERANCE AGREEMENTS

Severance arrangements serve as the fifth component of our executive compensation program. We are party to an employment agreement with our CEO, which contains severance provisions, and have entered into severance agreements with each of our other named executive officers. We entered into these agreements in support of our objectives regarding attraction and retention of strong management. In determining the appropriate severance levels, we considered survey data, advice from our compensation consultant and the Compensation Committee’s experience. We describe the terms of these agreements more fully in the section entitled “Termination of Employment and Change in Control Arrangements” below.

Our 2017 Compensation Program and Results

Our named executive officers’ 2017 direct compensation consisted of: (1) a base salary; (2) cash incentive bonus based on performance; (3) long-term equity incentives and (4) all other compensation, typically ranges from 1%—5% of our CEO’s total compensation. We discuss each component of our 2017 compensation program for our named executive officers in more detail below.

BASE SALARY

In late 2016, the Compensation Committee reviewed annual base salary levels for the named executive officers, and after careful consideration, approved increases effective January 1, 2017 ranging from three to six percent from the previous year, as set forth in the table immediately to the right. In December 2017, the Compensation Committee considered base salaries of our named executive officers for 2018. In making determinations, the Compensation Committee considers, among other things, peer group benchmarking, individual and company performance.

When benchmarking Ms. Salka’s 2017 base salary, it was below the median among other CEOs among our peers.

Named Executive Officer	2016 Salary ($)	2017 Salary ($)	Increase %
Susan R. Salka	790,000	837,400	6
Brian M. Scott	450,000	465,000	3
Ralph H. Henderson	450,000	465,000	3
Denise L. Jackson	375,000	390,000	4

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COMPENSATION DISCUSSION AND ANALYSIS

BONUS PLAN

Target Bonus. In January 2017, the Compensation Committee reviewed the target bonus level for each named executive officer, which we express as a percentage of annual base salary. After careful consideration of peer group data and other benchmarking information, the Compensation Committee decided to maintain the existing bonus percentage target for Mr. Scott and Ms. Jackson while increasing the target percentage for Ms. Salka and Mr. Henderson.

The table below shows 2017 target bonus information for each named executive officer both in dollar amount and a percentage of salary together with, for comparative purposes, the same figures for 2016.

Named Executive Officer	2016 Bonus Target (% of Salary)	2017 Bonus Target (% of Salary)	2016 Bonus Target ($)	2017 Bonus Target ($)
Susan R. Salka	100	110	790,000	921,140
Brian M. Scott	85	85	382,500	395,250
Ralph S. Henderson	75	85	337,500	395,250
Denise L. Jackson	60	60	225,000	234,000

We believe that Ms. Salka’s 2017 dollar bonus target fell around the median among CEOs within our 2017 executive compensation peer group, which the Compensation Committee believed was appropriate as an incentive since Ms. Salka’s base salary fell below the median.

Structure of our Bonus Plan. In 2017, and consistent with previous years, the Financial Component comprised 70% of our named executive officers’ total target bonuses, and the RP/Leadership Component comprised the remaining 30%. Beginning in 2017, Mr. Henderson’s Financial Component bonus is tied to the Company’s consolidated annual revenue and AEBITDA goals due to his oversight of businesses within each of our reporting segments.

We tied the Financial Component of the bonus to the achievement of financial targets set forth in the Company’s 2017 Annual Operating Plan (the “2017 Ops Plan”) that we understood had represented above market growth for our three business segments on a consolidated basis.

In 2017, the weighting of the performance metrics was consistent for each of our named executive officers:

Named Executive Officer	Consolidated Revenue	Consolidated AEBITDA	RP/ Leadership Component
Susan R. Salka	35%	35%	30%
Brian M. Scott	35%	35%	30%
Ralph S. Henderson	35%	35%	30%
Denise L. Jackson	35%	35%	30%

Rationale of Annual Bonus Performance Goals. The Compensation Committee has continued to utilize financial, relative performance and leadership goals in its annual incentive bonus program over the last several years for a variety of reasons. It chose revenue because it believes it remains to be one of the most reliable measurements to evaluate the success of our strategy, which is to grow as a workforce solutions company. It also selected revenue because investors focus on revenue growth as a metric when evaluating our performance. The Compensation Committee also chose AEBITDA, and understands its widespread acceptance among management, the Board, shareholders and analysts to assess our profitability and performance. Both revenue and AEBITDA (along with net income) are routinely areas of focus during our earnings calls. Furthermore, the Compensation Committee believes AEBITDA is an objective measure of management’s performance, and it excludes items over which management has less control, such as amortization, interest expense and taxes. The Compensation Committee uses the RP/Leadership Component to, among other things, distinguish among individuals with respect to non-financial metrics, such as leadership, personal performance, and contributions and execution on our strategic and operational initiatives.

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COMPENSATION DISCUSSION AND ANALYSIS

The actual consolidated revenue and consolidated AEBITDA targets on which the bonuses are based represented growth that the Compensation Committee believed exceeded general organic growth rates in the markets we serve. The threshold for a named executive officer to receive a bonus on the consolidated financial metrics required achievement of 90% of our 2017 Ops Plan target for each of Pre-Bonus AEBITDA (“Pre-Bonus AEBITDA”)(4) and consolidated revenue. For information on the calculation of Pre-Bonus AEBITDA, and a reconciliation of it to our 2017 net income, please see Exhibit B to this proxy statement (page B-1). Additionally, receipt of the target bonus amount for each financial metric required the Company to meet 100% of our 2017 Ops Plan for that metric, which represented roughly 8% year-over-year growth for both consolidated revenue and AEBITDA (all of which constituted organic growth).

Metric	2017 Ops Plan Target	2017 Results	$ Variance From 2017 Ops Plan Target	% Variance From 2017 Ops Plan Target
Consolidated Revenue	2,050,000	1,988,454	(61,545)	(3)
Pre-Bonus AEBITDA	262,965	263,411	446	0

2017 Bonus Plan Payouts. We have set forth a table below ($ in thousands) that summarizes how we performed against the 2017 Ops Plan financial performance metrics that were utilized, in whole or in part, in determining the Financial Component portion of our named executive officers’ bonuses.

With respect to the second component, the Compensation Committee believes our named executive officers provided strong leadership in 2017 that resulted in good financial and operational results for the Company on both an absolute and relative basis (i.e., compared to our executive compensation peers, the Russell 2000). We continued to deliver annual organic revenue, which grew by 4% year-over-year, and AEBITDA growth of 8%, as well as a cumulative total shareholder return of 33%. However, our Compensation Committee also recognizes that the future poses additional challenges that are distinct from the past. For that reason, among others, the Compensation Committee decided to tie the RP/Leadership Component for each named executive officer in 2017 to the implementation of new front and back office enterprise information technology systems across the Company’s portfolio. Given the importance of this initiative, the Compensation Committee decided to base the achievement of the RP/Leadership Component for each named executive officer in 2017 primarily on the achievement of a successful implementation to the upgraded platform. We now anticipate that the new platform will launch in the first half of 2018 in our locum tenens segment.

As a result, we will not determine the amount that any named executive officer earns under this component of the 2017 bonus until June 2018, and we will report the amount that we pay under this component, if any, as compensation for 2018.

(4)

We use Pre-Bonus Adjusted EBITDA solely to determine bonuses. Pre-Bonus Adjusted EBITDA excludes from Adjusted EBITDA the payment of bonuses and, other extraordinary items not contemplated in the 2017 Ops Plan. We identify this measurement as “Pre-Bonus AEBITDA” in this proxy statement. Under no circumstances should Pre-Bonus AEBITDA be used to substitute for any other financial metric and is used by us solely to determine bonus amounts.

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COMPENSATION DISCUSSION AND ANALYSIS

The tables below set forth metrics and summary calculations for each named executive officer’s bonus amounts under the RP/Leadership Component together with the final amounts under the Financial Component, which makes up 70% of the total bonus amount.

MS. SALKA’S BONUS METRICS
	Pre-Bonus AEBITDA			Revenue			RP/Leadership
Levels	% of Target	Pre-Bonus AEBITDA ($ in 1000’s)	Bonus Amount ($)	% of Target	Revenue ($ in 1000’s)	Bonus Amount ($)	% of Target	Target ($)
Maximum	120	315,558	644,798	110	2,255,000	644,798	200	552,684
Target	100	262,965	322,399	100	2,050,000	322,399	100	276,342
Threshold	90	236,668	161,200	90.5	1,855,250	16,120	None	N/A
MS. SALKA’S BONUS METRICS ACHIEVED AND BONUS EARNED
Achieved	100	263,411	322,399	97	1,988,454	225,679	Not Determined (5)
Total Bonus Earned: $548,078				% of Target Bonus Earned under Financial Component: 85%

MR. SCOTT’S BONUS METRICS
	Pre-Bonus AEBITDA			Revenue			RP/Leadership
Levels	% of Target	Pre-Bonus AEBITDA ($ in 1000’s)	Bonus Amount ($)	% of Target	Revenue ($ in 1000’s)	Bonus Amount ($)	% of Target	Target ($)
Maximum	120	315,558	276,675	110	2,255,000	276,675	200	237,150
Target	100	262,965	138,338	100	2,050,000	138,338	100	118,575
Threshold	90	236,668	69,169	90.5	1,855,250	6,917	None	N/A
MR. SCOTT’S BONUS METRICS ACHIEVED AND BONUS EARNED
Achieved	100	263,411	138,338	97	1,988,454	96,836	Not Determined (5)
Total Bonus Earned: $235,174				% of Target Bonus Earned under Financial Component: 85%

MR. HENDERSON’S BONUS METRICS
	Pre-Bonus AEBITDA			Revenue			RP/Leadership
Levels	% of Target	Pre-Bonus AEBITDA ($ in 1000’s)	Bonus Amount ($)	% of Target	Revenue ($ in 1000’s)	Bonus Amount ($)	% of Target	Target ($)
Maximum	120	315,558	276,675	110	2,255,000	276,675	200	237,150
Target	100	262,965	138,338	100	2,050,000	138,338	100	118,575
Threshold	90	236,668	69,169	90.5	1,855,250	6,917	None	N/A
MR. HENDERSON’S BONUS METRICS ACHIEVED AND BONUS EARNED
Achieved	100	263,411	138,338	97	1,988,454	96,836	Not Determined (5)
Total Bonus Earned: $235,174				% of Target Bonus Earned under Financial Component: 85%

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COMPENSATION DISCUSSION AND ANALYSIS

MS. JACKSON’S BONUS METRICS
	Pre-Bonus AEBITDA			Revenue			RP/Leadership
Levels	% of Target	Pre-Bonus AEBITDA ($ in 1000’s)	Bonus Amount ($)	% of Target	Revenue ($ in 1000’s)	Bonus Amount ($)	% of Target	Target ($)
Maximum	120	315,558	163,800	110	2,255,000	163,800	200	140,400
Target	100	262,965	81,900	100	2,050,000	81,900	100	70,200
Threshold	90	236,668	40,950	90.5	1,855,250	4,095	None	N/A
MS. JACKSON’S BONUS METRICS ACHIEVED AND BONUS EARNED
Achieved	100	263,411	81,900	97	1,988,454	57,330	Not Determined (5)
Total Bonus Earned: $139,230				% of Target Bonus Earned under Financial Component: 85%
(5)

As discussed in the narrative above, the Compensation Committee decided to tie the RP/Leadership Component for each named executive officer in 2017 to the implementation of new front and back office enterprise information technology systems across the Company’s portfolio. We now anticipate that the new platform will launch in the first half of 2018 in our locum tenens segment. As a result, we will not determine the amount that any named executive officer earns under this component of the 2017 bonus until June 2018, and we will report the amount that we pay under this component, if any, as compensation for 2018.

LONG-TERM INCENTIVE COMPENSATION

In 2017, the Compensation Committee granted equity awards to each named executive officer and believes it serves as a key component of our named executive officer’s compensation package. We set forth in the chart below the AGD Fair Value of each equity component granted to each named executive officer.

Named Executive Officer	AGD Fair Value of 2017 TSR PRSU Award ($)	AGD Fair Value of 2017 AEBITDA PRSU Award ($)	AGD Fair Value of 2017 RSU Award ($)	Total AGD Fair Value of 2017 Awards ($)
Susan R. Salka	599,967	699,988	1,000,000	2,299,955
Brian M. Scott	209,981	244,994	244,994	699,969
Ralph S. Henderson	209,981	244,994	244,994	699,969
Denise L. Jackson	122,945	143,516	143,516	409,978

TSR PRSUs

The TSR PRSU grant represented approximately 30% of the total 2017 equity grant value, based on the grant date fair value, that was awarded to each named executive officer, and it will be earned at the end of an approximately three-year performance period (i.e., shortly after December 31, 2019, with the number of shares that are ultimately earned contingent on our total shareholder return for the period relative to the companies in the Russell 2000 Index on December 31, 2016, with our absolute total shareholder return (collectively, the “TSR Measurement”). If we perform at the 25th percentile of the relative total shareholder return (“Relative TSR”) of companies included in the Russell 2000 Index as of December 31, 2016, and absolute TSR is positive, then 25% of the PRSUs will be earned. If we perform at the 50th percentile of Relative TSR, 100% of the PRSUs will be earned. If we perform at the 75th percentile, the maximum amount, 175%, of the target number of PRSUs will be earned. Amounts that may be earned increase in one percentile intervals from the 25th percentile up to the 75th percentile (as set forth in footnote (1) in the following table). These percentages are also subject to a “penalty” or discount whereby the payout will be reduced to the target amount if we exceed the 50th percentile threshold of Relative TSR but do not have a positive absolute TSR.

If we conducted the TSR Measurement on December 31, 2017: (1) Relative TSR would have measured at the 73rd percentile, and (2) Absolute TSR would have been positive. Based on those results, 169% of the named executive officers’ target number of TSR PRSUs granted in 2017 would have been earned. The table set forth below discloses the percentage of the 2017 target PRSUs that may be potentially earned depending on the actual results of the Company’s TSR Measurement:(6)

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COMPENSATION DISCUSSION AND ANALYSIS

Relative TSR Percentile Rank	% of 2017 TSR PRSUs Earned if Absolute TSR Is Negative (1)	% of 2017 TSR PRSUs that Are Earned if Absolute TSR Is Positive
<25.0%	0	0
25.0%	12.50	25.00
37.5%	31.25	62.50
50.0%	100.00	100.00
62.5%	100.00	137.50
75.0%	100.00	175.00
(1)

For each one percentile above the 25th percentile, an additional 3% of the TSR PRSUs will be earned if Absolute TSR is positive, and the maximum payout cannot exceed 175%. If Absolute TSR is negative, for each one percentile above the 25th percentile, an additional 1.5% of the TSR PRSUs will be earned up to the 50th percentile with the maximum payout of 100%.

AEBITDA PRSUs

In 2017, the Compensation Committee once again determined it best to dedicate a significant portion of the PRSUs to focusing our named executive officers on achieving a 13.5% AEBITDA margin for 2019.(7) Similar to the TSR PRSUs, the number of shares that may ultimately be earned ranges from 0% to 175% of the target number of AEBITDA PRSUs depending on our actual AEBITDA margin for 2019.

Time-Vested RSUs

Consistent with prior years, the time-vested RSU grants have three-year cliff vesting that are eligible for annual accelerated vesting in one-third increments if the Company achieves its annual AEBITDA targets. As it has done historically, the Compensation Committee elected to wait to consider a grant of time-vested RSUs for Ms. Salka until the end of 2017 when it had better visibility of our year-end financial, operational and stock performance. Based on our strong financial, operational and stock performance in 2017, the Compensation

Committee granted Ms. Salka 20,429 RSUs with an AGD Fair Value of $1,000,000 on December 19, 2017.

PRSUs represented 65% of the AGD Fair Value of all 2017 equity awards for our named executive officers, other than our CEO. Due to the timing of Ms. Salka’s RSU award in December 2017 (rather than January 2017), she received PRSUs that represented 57% of her total 2017 equity award value. To provide further clarity on our equity grant practice, the chart set forth below details the change of the AGD Fair Value of all 2017 equity awards granted to our named executive officers against the AGD Fair Value of all 2016 equity awards.

The 8% increase in our CEO’s AGD Fair Value in 2017 from 2016 is driven in part by the Company’s strong financial, operational and stock performance in 2017, as well as peer group and other compensation benchmarking. We believe that the AGD Fair Value of her equity awards placed her below the median among CEOs within our 2017 peer group for long-term incentive compensation. On an aggregate basis, the combined AGD Fair Value of our named executive officers’ equity awards increased 10% in 2017 from 2016.

Named Executive Officer	AGD Fair Value of 2016 Equity Awards ($)	AGD Fair Value of 2017 Equity Awards ($)	Variance Between Value of 2016 and 2017 Equity Awards ($)	% Increase Between Value of 2016 and 2017 Equity Awards
Susan R. Salka	2,134,921	2,299,955	165,034	8
Brian M. Scott	599,107	699,969	100,862	17
Ralph S. Henderson	599,107	699,969	100,862	17
Denise L. Jackson	399,407	409,978	10,571	3
Total	3,732,542	4,109,871	377,329	10

(6)

As set forth in the Grant of Plan-Based Awards Table, the target number of TSR PRSUs granted in 2017 for each named executive officer is as follows: (1) for Ms. Salka, 11,829; (2) for Mr. Scott, 4,140; (3) for Mr. Henderson, 4,140; and (4) for Ms. Jackson, 2,424.

(7)

As set forth in the Grant of Plan-Based Awards Table, the target number of AEBITDA PRSUs granted in 2017 for each named executive officer is as follows: (1) for Ms. Salka, 17,983; (2) for Mr. Scott, 6,294; (3) for Mr. Henderson, 6,294; and (4) for Ms. Jackson, 3,687.

44    AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

RESULTS OF OUR 2015 PRSU AWARDS

2015 TSR PRSU Award TSR Measurement

On January 5, 2018, the Compensation Committee performed the TSR Measurement for the 2015 TSR PRSU awards. Our Relative TSR was at the 95th percentile of the Russell 2000 Index during the measurement period from January 1, 2015 through December 31, 2017. We also yielded a positive Absolute TSR during such measurement period.

Accordingly, each named executive officer received the maximum of his or her target amount of 2015 TSR PRSUs. Specifically, Ms. Salka, Mr. Scott, Mr. Henderson and Ms. Jackson earned 31,224, 11,151, 11,151 and 8,475 PRSUs under their 2015 TSR PRSU awards, respectively. Shortly after the TSR Measurement, we issued a corresponding amount of Common Stock to each named executive officer.

2015 AEBITDA PRSU Award Measurement

On February 15, 2018, the Compensation Committee determined that our 2016 AEBITDA margin equaled 12.9%. Accordingly, each named executive officer received the maximum of his or her target amount of 2015 AEBITDA PRSUs. Specifically, Ms. Salka, Mr. Scott, Mr. Henderson and Ms. Jackson earned 44,076, 15,741, 15,741 and 11,963 PRSUs under their 2015 AEBITDA PRSU awards, respectively.

ACTUAL CEO PAY

The difference between actual pay and the grant date valuation of our long-term incentive vehicles can be significant. Given the substantial portion of our CEO’s compensation that is performance based, we believe it is critical to consider actual pay together with the performance of our Company’s Common Stock price. We recognize that companies and proxy advisory firms have used various methodologies to calculate actual and realizable compensation. We also are aware of the SEC’s proposed pay versus performance disclosure rule released in April 2015 (the “Actual Pay Proposed Rule”), which, among other things, contemplates disclosure of a CEO’s actual pay.

To provide more easily comparable information on these calculations, we have set forth below a table that summarizes the following for our CEO for each of the last three years: (1) her target total direct pay as determined by the Compensation Committee, (2) her total pay as set forth in the Summary Compensation Table and (3) her “actual pay” based on the Actual Pay Proposed Rule.

(1)

Under the SEC’s Actual Pay Proposed Rule, as applicable to our CEO’s components of compensation for the years set forth in the table, actual pay equals the total compensation set forth in the Summary Compensation Table for the covered year adjusted as follows: (A) we deduct the value of stock awards and options awards set forth in the Summary Compensation Table for the covered year and (B) we add the fair value on the vesting date of all stock awards and option awards for which all applicable vesting conditions were satisfied during the covered fiscal year. For awards that vested on a certain date, but did not actually settle until it was established whether the conditions for acceleration had been met or the applicable performance test had been certified (the “Determination Date”), the table reflects the value of such shares during the year of vesting but utilizes the fair market value on the Determination Date, which usually is in February and

AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement    45

CHIEF EXECUTIVE OFFICER PAY CHART 1 2

COMPENSATION DISCUSSION AND ANALYSIS

approximately two weeks to two months after the vesting date. Any awards deferred by Ms. Salka under our Deferred Compensation Plan are reflected in our calculations.

(2)

For purposes of calculating Target Pay, this chart utilizes Ms. Salka’s target bonus and target equity values preliminarily established by the Compensation Committee for the applicable year, which typically occurs in early January of the subject year or in December prior to the subject year. With respect to the equity target, the amount ultimately granted may vary from what the Compensation Committee actually targeted due to, among other things, the timing of the grant of her RSU equity award.

As illustrated in the CEO Pay chart above, our annual and long-term incentive programs over the past three fiscal years are consistent with our pay-for-performance-centric executive compensation philosophy, which is that actual pay is significantly correlated to the performance of our Common Stock. For the one-, two- and three-year periods ended December 31, 2017 we were at the 73rd, 71st and 95th percentile for cumulative total shareholder return, respectively, against the companies comprising the Russell 2000 Index. Common Stock performance also provided cumulative total shareholder returns of 33%, 54% and 165% for the one-, two- and three-year periods ended December 31, 2017, respectively. In turn, our CEO’s actual pay exceeded her annual target total direct compensation for each of the past three years, which is consistent with our design to pay above target compensation when our Company operates at a high level and provides significant total shareholder return.

Equity Ownership Requirements, Clawback and No Pledging Policies

We maintain meaningful equity ownership requirements as well as clawback and pledging policies to which our named executive officers are subject. We have set forth a summary of these requirements and policies below. Additional details are contained in the Guidelines.

EQUITY OWNERSHIP REQUIREMENTS

The Board believes that all named executive officers should maintain a meaningful personal financial stake in the Company to align their long-term interests with those of our shareholders. Accordingly, our CEO is required to hold shares of Common Stock equal in value to three times her base salary and other named executive officers are required to hold shares of Common Stock equal in value to two times their annual base salary. The value of unvested RSUs and vested or unvested SARs and options are not taken into account in determining whether a named executive officer satisfies our equity ownership requirements. As of the Record Date, all of our named executive officers satisfy our equity ownership requirements.

CLAWBACK POLICY

Under the Guidelines, if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirements under the securities laws caused by misconduct, we can seek recoupment from all of our current or former executive officers who participated in the misconduct of:

(1)

all or any portion of the bonus and equity or cash incentive compensation received by such individuals during the 12-month period following the first public issuance or filing with the SEC (whichever first occurs) of the financial document embodying such defective financial statement; and

(2)	any profits realized by such individuals from the sale of securities of the Company during that 12-month period.

NO PLEDGING POLICY

The Guidelines prohibit named executive officers (and directors) from pledging, hypothecating or otherwise placing a lien on any shares of our Common Stock (or any other equity interests) that they own.

Impact of Tax Considerations

Prior to the tax bill that was signed into law on December 22, 2017, Section 162(m) of the Code imposes a $1 million limit on the deduction that a company may claim in any tax year with respect to compensation paid to each of its chief executive officer and three other named executive officers (other than the chief financial officer), unless certain conditions are satisfied. Certain types of performance-based compensation are generally exempted from the $1 million limit. Performance-based compensation can include income from stock options, performance-based restricted stock or stock units, and certain formula-driven compensation that meets the requirements of Section 162(m).

46    AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Our 2018 Executive Compensation Program

Overall, the Compensation Committee believes the Company performed well during 2017. We achieved year-over-year consolidated revenue and consolidated AEBITDA growth of approximately 5% and 8%, respectively, with substantially all of the revenue growth constituting organic growth. Performance of our Common Stock continued its strong performance in 2017, delivering a 28% price appreciation. In light of the foregoing and with its guiding principles in mind, the Compensation Committee believes it has designed the 2018 compensation structure to provide for important short- and long-term performance components that are aligned with shareholders, consistent with the market environment and tailored specifically to us.

BASE SALARY

The Compensation Committee approved increases in the annual base salaries for the named executive officers for 2018 to maintain a pay for performance alignment, as reflected in the table immediately below.

The base salaries of the named executive officers reflect a 5% to 7% increase as a result of their increased experience, strong individual performance and peer group benchmarking analysis. Our CEO’s salary increase for 2018 is also intended to more directly align her salary with CEO pay among our 2018 peer group, where her base salary still falls slightly below the median.

Named Executive Officer	2017 Salary ($)	2018 Salary ($)	% Increase
Susan R. Salka	837,400	900,000	7
Brian M. Scott	465,000	490,000	5
Ralph S. Henderson	465,000	490,000	5
Denise L. Jackson	390,000	409,500	5

BONUS PLAN

After careful consideration, the Compensation Committee determined that the 2018 bonus target as a percentage of salary should increase for Ms. Salka, Mr. Scott and Mr. Henderson. These increases reflect our excellent performance and strong total shareholder return over the past three years and further incentivize our named executive officers to continue to drive strong financial performance. We set forth below the 2018 target bonuses for each named executive officer as a percentage of salary together with, for comparative purposes, the same figures for 2017.

Named Executive Officer	2017 Bonus Target (% of Salary)	2018 Bonus Target (% of Salary)
Susan R. Salka	110	120
Brian M. Scott	85	100
Ralph S. Henderson	85	100
Denise L. Jackson	60	60

After careful consideration of the factors set forth above in the subsection of this CD&A entitled “Components of Our Compensation Program – Annual Cash Incentive Performance Bonus,” the Compensation Committee decided to use the same bonus structure for each named executive officer as it did in 2017, except for the modifications described in the next paragraph. The target goals for each of the financial metrics are consistent with the targets under our 2018 operating plan and generally require growth that exceeds our estimate of anticipated industry performance. For our CEO, we believe her 2018 bonus target in dollar amount falls near the median among CEOs within our 2018 peer group.

AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement    47

COMPENSATION DISCUSSION AND ANALYSIS

LONG-TERM EQUITY INCENTIVES

In light of the philosophy, goals and objectives surrounding long-term incentive awards, the Compensation Committee decided to use a combination of TSR PRSUs and AEBITDA PRSUs

In an effort to proactively address feedback received during our 2017 shareholder engagement discussions, incentivize greater performance, and to more accurately align our long-term incentive awards with standard market practices based on input from the Compensation Committee’s independent consultant, the Compensation Committee implemented the following changes for 2018.

•	Granted time-vested RSUs that vest ratably over a three-year period,

•

Slightly modified the TSR Measurement applicable to the TSR PRSUs to eliminate the 50% “penalty” or discount on the number of PRSUs earned if the Company’s Relative TSR falls below the 50th percentile threshold and the Company’s Absolute TSR is negative. The number of PRSUs earned if the

Company’s Relative TSR exceeds the 50th percentile but Absolute TSR is negative remains at the target number of PRSUs granted, and

•	Increased the maximum number of PRSUs eligible to be earned in connection with our AEBITDA PRSU grants from 175% to 200% of the target number of PRSUs with corresponding achievement of higher AEBITDA.

For 2018, the Compensation Committee continued to target an allocation of 30% TSR PRSUs, 35% AEBITDA PRSUs and 35% time-vested RSUs (as a percentage of the AGD Fair Value of all 2018 equity awards). For each named executive officer, other than Ms. Salka, approximately 65% of the AGD Fair Value of the January 2018 equity awards consisted of PRSUs, and the remaining 35% consisted of time-vested RSUs; for Ms. Salka, all of her January 2018 equity awards were PRSUs, as the Compensation Committee makes their decision on her equity grant of time-vested RSUs in the fourth quarter of 2018 when it has better visibility of the Company’s 2018 performance.

48    AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement

COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE REPORT

The Compensation and Stock Plan Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and has recommended to the Board that it be included in this proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2017.

Compensation and Stock Plan Committee Members
Martha H. Marsh
R. Jeffrey Harris
Michael M.E. Johns, M.D.

AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement    49

EXECUTIVE COMPENSATION DISCLOSURE

EXECUTIVE COMPENSATION DISCLOSURE

Our named executive officers for the 2017 fiscal year are listed below. We provide information regarding the business experience, qualifications and affiliations of our executive officers who are not directors below. For Ms. Salka’s experience, qualifications and affiliations, please see page 11 above.

NAME	CURRENT ROLE
Susan R. Salka	President and Chief Executive Officer
Brian M. Scott	Chief Financial Officer, Chief Accounting Officer and Treasurer
Ralph S. Henderson	President, Professional Services and Staffing
Denise L. Jackson	Chief Legal Officer and Corporate Secretary

Our Non-Director Executive Officers

Ralph S. Henderson
Age: 57 President, Professional Services and Staffing Business Experience, Qualifications and Affiliations:

Mr. Henderson joined us as President, Nurse Staffing in September 2007. In February 2009, we appointed him President, Nurse and Allied Staffing and in February 2012, named him President, Healthcare Staffing. In light of our recent acquisitions, in January 2016, we appointed Mr. Henderson President, Professional Services and Staffing. He is responsible for leading the sales and financial performance of our nurse and allied solutions segment and our locum tenens solutions segment. Prior to September 2007, Mr. Henderson served as Senior Vice President, Group Executive for Spherion, Inc., one of the largest commercial and professional staffing companies in the United States. Mr. Henderson started with Spherion in 1995 and held several leadership positions, including Regional Vice President and General Manager, Vice President of National Accounts, and Senior Vice President, Western Division. Prior to Spherion, Mr. Henderson was employed by American Express for nine years where in his last role he served as Vice President of Sales and Account Management in the Travel Management Services Division. Mr. Henderson holds a Bachelor of Science degree in Business Administration from Northern Arizona University.

Denise L. Jackson
Age: 53 Chief Legal Officer and Corporate Secretary Business Experience, Qualifications and Affiliations:

Ms. Jackson joined us as General Counsel and Vice President of Administration in October 2000. Ms. Jackson is responsible for our legal, corporate governance, compliance and ethics, risk management, real estate and government affairs functions. We appointed her as our Secretary in May 2003 and Senior Vice President in November 2004. From 1995 to September 2000, Ms. Jackson worked for The Mills Corporation serving as Vice President and Senior Counsel from 1998 to 2000. Ms. Jackson serves on the Board of Pipeline Health Holdings, LLC, where she Chairs the Compensation Committee, and also serves on the Boards of Girls on the Run International and the Association of Corporate Counsel San Diego. She holds a Juris Doctorate degree from the University of Arizona, a Masters of Public Health from The George Washington University and a Bachelor of Science in Liberal Studies from the University of Arizona. Ms. Jackson is licensed as an attorney in California, the District of Columbia, Arizona and New York.

50    AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement

EXECUTIVE COMPENSATION DISCLOSURE

Brian M. Scott
Age: 48 Chief Financial Officer, Chief Accounting Officer and Treasurer Business Experience, Qualifications and Affiliations:

Mr. Scott joined us in December 2003. We appointed him Chief Financial Officer, Chief Accounting Officer, and Treasurer in January 2011. Prior to that time, Mr. Scott served in a variety of financial and operational roles for us including most recently as Senior Vice President of Operations, Finance and Business Development, in which capacity he oversaw our corporate financial planning and analysis, capital funding and business development activities. He has also served as President of our pharmacy staffing division and as Director, Senior Director and Vice President of Finance, where his roles have included overseeing all accounting operations and SEC reporting. Mr. Scott started his career in San Francisco with KPMG and later became a partner in a mid-sized CPA firm. Mr. Scott also served as controller of a biotechnology company. He is a certified public accountant (inactive) in California, and received his bachelor’s degree in accounting from California Polytechnic State University, San Luis Obispo and a Masters of Business Administration from the McCombs School of Business at the University of Texas at Austin.

Summary Compensation Table

The following table shows the compensation earned or accrued by our named executive officers for the three fiscal years ended December 31, 2017, 2016 and 2015.

Named Executive Officer and Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)		Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Susan R. Salka	2017	835,577	-	2,299,955	(5)	548,078	197,357	3,880,967
PEO,(6) President & CEO	2016	788,077	-	2,134,921	(7)	1,518,775	129,567	4,571,340
	2015	739,154	-	1,927,934	(8)	1,480,000	46,195	4,193,283
Brian M. Scott	2017	464,423	-	699,969	(9)	235,174	84,643	1,484,209
PFO,(10) CFO, CAO & Treasurer	2016	448,846	-	599,107	(11)	741,094	78,062	1,867,109
	2015	419,231	31,500	1,443,215	(12)	630,000	23,368	2,547,314
Ralph S. Henderson	2017	464,423	-	699,969	(9)	235,174	75,587	1,475,153
President, Professional	2016	448,846	-	599,107	(11)	611,719	81,149	1,740,821
Services & Staffing	2015	419,615	-	1,443,215	(12)	705,600	21,484	2,589,914
Denise L. Jackson	2017	389,423	-	409,978	(13)	139,230	49,449	988,080
Chief Legal Officer & Corporate	2016	374,615	-	399,407	(14)	435,938	39,100	1,249,060
Secretary	2015	365,000	-	384,850	(15)	401,500	18,330	1,169,680
(1)	Salary includes all salary amounts deferred by the named executive officers under the Deferred Compensation Plan.

(2)

This column reflects the dollar amounts for the years shown of the AGD Fair Value of RSUs and PRSUs granted to our named executive officers. For PRSUs, which are subject to performance conditions, we report the grant date fair value based upon the probable outcome of such conditions and that value is consistent with the estimate of aggregate compensation cost to be recognized over the service period as of the grant date, excluding the effect of estimated forfeitures. For additional information on the valuation assumptions used in the calculation of these amounts, refer to notes 1(o) and 11 to the financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2017, as filed with the SEC on February 16, 2018.

(3)

This column consists of cash awards paid to our named executive officers pursuant to the Bonus Plan. This column sets forth bonus amounts in the year in which they are earned, although we typically pay them in the following fiscal year.

(4)

This column consists of compensation received by our named executive officers in the form of matching contributions to the Deferred Compensation Plan and Company-paid life insurance premiums. For 2017, we paid matching contributions under the Deferred Compensation Plan as follows: (1) $197,357 for Ms. Salka, which also includes a housing allowance of $32,000 for her relocation to Texas in 2017, (2) $84,643 for Mr. Scott, (3) $75,587 for Mr. Henderson and (4) $49,449 for Ms. Jackson.

(5)

20,429 RSUs with an AGD Fair Value of $1,000,000, 11,829 TSR PRSUs with an AGD Fair Value of $599,967 and 17,983 AEBITDA PRSUs with an AGD Fair Value of $699,988, comprise the amount of Ms. Salka’s 2017 stock awards. Assuming the highest level of performance conditions will be achieved for the 11,829 TSR PRSU award and the 17,983 AEBITDA PRSU award, the AGD Fair Value of such awards would equal $805,786 and $1,224,970, respectively.

(6)	“PEO” refers to our principal executive officer.

(7)

29,917 RSUs with an AGD Fair Value of $999,976, 14,143 TSR PRSUs with an AGD Fair Value of $522,442 and 20,295 AEBITDA PRSUs with an AGD Fair Value of $612,503, comprise the amount of Ms. Salka’s 2016 stock awards. Assuming the highest level of performance

AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement    51

EXECUTIVE COMPENSATION DISCLOSURE

conditions will be achieved for the 14,143 TSR PRSU award and the 20,295 AEBITDA PRSU award, the AGD Fair Value of such awards would equal $746,955 and $1,071,873, respectively.

(8)

33,461 RSUs with an AGD Fair Value of $999,982, 17,842 TSR PRSUs with an AGD Fair Value of $438,021 and 25,186 AEBITDA PRSUs with an AGD Fair Value of $489,931 comprise the amount of Ms. Salka’s 2015 stock awards. Assuming the highest level of performance conditions will be achieved for the 17,842 TSR PRSU award and the 25,186 AEBITDA PRSU award, the AGD Fair Value of such awards would equal $607,385 and $857,388, respectively.

(9)

6,294 RSUs with an AGD Fair Value of $244,994, 4,140 TSR PRSUs with an AGD Fair Value of $209,981 and 6,294 AEBITDA PRSUs with an AGD Fair Value of $244,994 comprise the amount of Mr. Scott’s and Mr. Henderson’s 2017 stock awards. Assuming the highest level of performance conditions will be achieved for the 4,140 TSR PRSU award and the 6,294 AEBITDA PRSU award, the AGD Fair Value of such awards would equal $282,012 and $428,759, respectively.

(10)	“PFO” refers to our principal financial officer.

(11)

6,958 RSUs with an AGD Fair Value of $209,992, 4,849 TSR PRSUs with an AGD Fair Value of $179,122 and 6,958 AEBITDA PRSUs with an AGD Fair Value of $209,992 comprise the amount of Mr. Scott’s and Mr. Henderson’s 2016 stock awards. Assuming the highest level of performance conditions will be achieved for the 4,849 TSR PRSU award and the 6,958 AEBITDA PRSU award, the AGD Fair Value of such awards would equal $256,077 and $367,472, respectively.

(12)

8,995 RSUs with an AGD Fair Value of $174,975, 6,372 TSR PRSUs with an AGD Fair Value of $156,433, 8,995 AEBITDA PRSUs with an AGD Fair Value of $174,975, 25,462 PRSUs with an AGD Fair Value of $373,782 and 38,486 PRSUs with an AGD Fair Value of $563,050 comprise the amount of Mr. Scott’s and Mr. Henderson’s 2015 stock awards. Assuming the highest level of performance conditions will be achieved for the 6,372 TSR PRSU award, the 8,995 AEBITDA PRSU award, the 25,462 PRSU award and the 38,486 PRSU award, the AGD Fair Value of such awards would equal $216,915, $306,202, $495,300 and $748,649, respectively.

(13)

3,687 RSUs with an AGD Fair Value of $143,516, 2,424 TSR PRSUs with an AGD Fair Value of $122,945 and 3,687 AEBITDA PRSUs with an AGD Fair Value of $143,516 comprise the amount of Ms. Jackson’s 2017 stock awards. Assuming the highest level of performance conditions will be achieved for the 2,424 TSR PRSU award and the 3,687 AEBITDA PRSU award, the AGD Fair Value of such awards would equal $165,120 and $251,144, respectively.

(14)

4,639 RSUs with an AGD Fair Value of $140,005, 3,233 TSR PRSUs with an AGD Fair Value of $119,427 and 4,638 AEBITDA PRSUs with an AGD Fair Value of $139,975 comprise the amount of Ms. Jackson’s 2016 stock awards. Assuming the highest level of performance conditions will be achieved for the 3,233 TSR PRSU award and the 4,638 AEBITDA PRSU award, the AGD Fair Value of such awards would equal $170,728 and $244,941, respectively.

(15)

6,836 RSUs with an AGD Fair Value of $132,977, 4,843 TSR PRSUs with an AGD Fair Value of $118,896 and 6,836 AEBITDA PRSUs with an AGD Fair Value of $132,977 comprise the amount of Ms. Jackson’s 2015 stock awards. Assuming the highest level of performance conditions will be achieved for the 4,843 TSR PRSU award and the 6,836 AEBITDA PRSU award, the AGD Fair Value of such awards would equal $164,860 and $232,710, respectively.

52    AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement

EXECUTIVE COMPENSATION DISCLOSURE

Grants of Plan-Based Awards

The following table contains information concerning grants of plan-based awards to our named executive officers under our cash and equity plans during the year ended December 31, 2017.

Name and Type of Equity Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards: # of Shares of Stock or Units		Grant Date Fair Value of Stock Awards ($)(8)
		Threshold ($) (2)	Target ($)(3)	Maximum ($)(4)	Threshold (#)(5)	Target (#)(6)	Maximum (#)(7)
Susan R. Salka		189,000	1,080,000	2,160,000
TSR PRSU	1/4/2017				1,479	11,829	20,701			599,967
AEBITDA PRSU	1/4/2017				4,496	17,983	31,470			699,988
RSU	12/19/2017							20,429	(9)	1,000,000
Brian M. Scott		85,750	490,000	980,000
TSR PRSU	1/4/2017				518	4,140	7,245			209,981
AEBITDA PRSU	1/4/2017				1,574	6,294	11,015			244,994
RSU	1/4/2017							6,294	(10)	244,994
Ralph S. Henderson		85,750	490,000	980,000
TSR PRSU	1/4/2017				518	4,140	7,245			209,981
AEBITDA PRSU	1/4/2017				1,574	6,294	11,015			244,994
RSU	1/4/2017							6,294	(10)	244,994
Denise L. Jackson		42,998	245,700	491,400
TSR PRSU	1/4/2017				303	2,424	4,242			122,945
AEBITDA PRSU	1/4/2017				922	3,687	6,452			143,516
RSU	1/4/2017							3,687	(10)	143,516
(1)

The columns comprising the “Estimated Future Payouts Under Equity Incentive Plan Awards” set forth information regarding our grant of PRSUs to our named executive officers in 2017 of which there were two types given to all: (1) TSR PRSUs based on total shareholder return over a three-period ending on December 31, 2019 and (2) AEBITDA PRSUs based on our 2019 AEBITDA margin. The ultimate number of PRSUs that vest under these awards depends on the results of the TSR Measurement or our 2019 AEBITDA margin, each of which will be calculated approximately three years after the date of grant. We granted all equity awards reflected in this table under the Equity Plan.

(2)

The amount set forth in this column represents the minimum amount that a named executive officer would receive under our Bonus Plan if we met our 2017 AEBITDA bonus funding threshold (which we set just above our actual 2016 AEBITDA) and the named executive officer met the threshold for 2017 Pre-Bonus AEBITDA. We describe the Bonus Plan, including the 2017 metrics utilized for each named executive officer, in our CD&A above. There is no minimum threshold for a named executive officer’s RP/Leadership Component under the Bonus Plan, which is why we have not factored in that Component in determining a threshold in this table.

(3)

The amount set forth in this column represents the amount that a named executive officer would receive under our Bonus Plan if the named executive officer met the target of each metric upon which his or her bonus is based.

(4)

The Compensation Committee set the maximum bonus for 2017 under the Bonus Plan at 200% of the target amount for each named executive officer. The amount set forth in this column represents the amount that a named executive officer would receive under our Bonus Plan if all financial metrics to which he or she is subject exceeded our target for each metric by 10% to 20% (depending on the metric) and the individual, in the sole discretion of the Compensation Committee, demonstrated superior leadership, made exceptional individual contributions to our success in 2017 and our performance or the performance of the applicable division surpassed that of our direct competitors such that the Compensation Committee awarded him or her the maximum bonus for the RP/Leadership Component.

(5)

For TSR PRSUs awards, the number of shares set forth in this column assumes that the Relative TSR percentile would equal at least 25%, which establishes the minimum amount of performance that we must achieve for our named executive officers to earn a portion of the award. We describe Relative TSR in our CD&A above. For AEBITDA PRSU awards, the number of shares set forth in this column assumes that our 2019 AEBITDA margin will equal 12.5%.

(6)

For TSR PRSUs, the number of PRSUs set forth in this column assumes that under the TSR Measurement each of the following conditions has been satisfied: (1) Relative TSR percentile equals 50% and (2) Absolute TSR exceeds zero. For AEBITDA PRSU awards, the number of shares set forth in this column assumes that the 2019 AEBITDA margin will equal 13.5%.

(7)

The number of TSR PRSUs set forth in this column assumes that under the TSR Measurement each of the following conditions has been satisfied: (1) Relative TSR percentile equals at least 75% and (2) Absolute TSR exceeds zero. For AEBITDA PRSU awards, the number of shares set forth in this column assumes that our 2019 AEBITDA margin will equal or exceed 14.2%.

(8)

This column represents the grant date fair value, calculated in accordance with SEC rules, of each equity award. For PRSUs, which are subject to performance conditions, we report the grant date fair value based upon the probable outcome of such conditions and that value is consistent with the estimate of aggregate compensation cost to be recognized over the service period as of the grant date, excluding the effect of estimated forfeitures. These amounts do not necessarily correspond to the actual value that will be realized by our named executive officers. For additional information on the valuation assumptions used in the calculation of these amounts, refer to notes 1(o) and 11 to the financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2017, as filed with the SEC on February 16, 2018.

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EXECUTIVE COMPENSATION DISCLOSURE

(9)

The RSUs underlying this award vest on the third anniversary of the grant date, subject to certain accelerated vesting if we achieve our AEBITDA targets in 2018 or 2019. If we meet our 2018 AEBITDA target, 33% of the RSUs will vest on the 13-month anniversary of the grant date. If we meet our 2019 AEBITDA target, 34% of the RSUs will vest on the second anniversary of grant date.

(10)

The RSUs underlying this award vest on the third anniversary of the grant date, subject to certain accelerated vesting if we achieve our AEBITDA targets in 2017 or 2018. We achieved our 2017 AEBITDA target, and, as a result, 33% of the aggregate RSUs underlying this award vested and settled in February 2018. If we meet our 2018 AEBITDA target, 34% of the aggregate RSUs underlying this award will vest on the second anniversary of the grant date.

Outstanding Equity Awards at Fiscal Year End

The following table represents equity interests held by the named executive officers as of December 31, 2017, which is comprised of SARs, RSUs and PRSUs awards.

	OPTION AWARD (1)				STOCK AWARDS (2)
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Option Exercise Price ($)	Option Expiration Date	RSU or PRSU Award Grant Date		Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)
Susan R. Salka	2/2/2010	193,949	8.78	2/2/2020	1/5/2015	(4)			31,224	(5)	1,537,782
					1/5/2015	(6)			44,076	(7)	2,170,743
					12/9/2015	(8)	11,042	1,104,136
					1/5/2016	(9)			24,750	(10)	1,218,938
					1/5/2016	(11)			20,295	(12)	999,529
					12/5/2016	(13)	29,917	1,473,412
					1/4/2017	(14)			20,701	(15)	1,019,524
					1/4/2017	(16)			17,983	(17)	885,663
					12/19/2017	(18)	20,429	1,006,128
Brian M. Scott					1/5/2015	(4)			11,151	(5)	549,187
					1/5/2015	(6)			15,741	(7)	775,224
					1/5/2015	(19)	2,969	146,223
					1/5/2015	(21)			25,462	(22)	1,254,004
					1/5/2015	(23)			38,486	(24)	1,895,436
					1/5/2016	(20)	4,662	229,604
					1/5/2016	(9)			8,486	(10)	417,936
					1/5/2016	(11)			6,958	(12)	342,682
					1/4/2017	(14)			7,245	(15)	356,816
					1/4/2017	(16)			6,294	(17)	309,980
					1/4/2017	(13)	6,294	309,980
Ralph S. Henderson					1/5/2015	(4)			11,151	(5)	549,187
					1/5/2015	(6)			15,741	(7)	775,224
					1/5/2015	(19)	2,969	146,243
					1/5/2015	(21)			25,462	(22)	1,254,004
					1/5/2015	(23)			38,486	(24)	1,895,436
					1/5/2016	(20)	4,662	229,604
					1/5/2016	(9)			8,486	(10)	417,936
					1/5/2016	(11)			6,958	(12)	342,682
					1/4/2017	(14)			7,245	(15)	356,816
					1/4/2017	(16)			6,294	(17)	309,980
					1/4/2017	(13)	6,294	309,980

54    AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement

EXECUTIVE COMPENSATION DISCLOSURE

	OPTION AWARD (1)				STOCK AWARDS (2)
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Option Exercise Price ($)	Option Expiration Date	RSU or PRSU Award Grant Date		Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)
Denise L. Jackson					1/5/2015	(4)			8,475	(5)	417,394
					1/5/2015	(6)			11,963	(7)	589,178
					1/5/2015	(19)	2,256	111,108
					1/5/2016	(9)			5,658	(10)	278,657
					1/5/2016	(11)			4,638	(12)	228,422
					1/5/2016	(20)	3,108	153,069
					1/4/2017	(14)			4,242	(15)	208,919
					1/4/2017	(16)			3,687	(17)	181,585
					1/4/2017	(13)	3,687	181,585

(1)	These columns reflect SARs.

(2)	These columns consist of RSUs and PRSUs granted under the Equity Plan.

(3)

The market value of stock awards and the equity incentive plan awards represents (1) the number of shares that had not vested as of December 31, 2017 as set forth in the applicable column, multiplied by (2) $49.25, the closing price of our Common Stock on December 29, 2017 (the last trading day of the year). For PRSUs, the number of shares set forth in the applicable column may be more than the target amount granted under the applicable award as detailed further in the footnotes below, and the amount ultimately received for each such award may be different than the number of shares identified.

(4)	These PRSUs vested on January 5, 2018.

(5)

The Compensation Committee performed the TSR Measurement for this award for the measurement period ended December 31, 2017 on January 5, 2018. Relative TSR measured at the 95th percentile and Absolute TSR was positive. Based on those results, the number of PRSUs set forth in this column for this award, which was the maximum amount that could have been received under the award, vested on January 5, 2018.

(6)	The AEBITDA PRSUs underlying this award vested on January 5, 2018 and settled on February 15, 2018 when the Compensation Committee determined the Company’s 2016 AEBITDA margin.

(7)

Because the number of shares earned under this award was based on the Company’s 2017 AEBITDA margin, we set forth the number of shares actually earned. Based on the Company’s 2017 AEBITDA margin of 12.9%, the maximum amount for this award was awarded and is set forth in this column.

(8)

The RSUs underlying this award vest on the third anniversary of the grant date, subject to certain accelerated vesting if we were to achieve our AEBITDA targets in 2016 or 2017. We achieved our 2016 AEBITDA target, and, as a result 33% of the RSUs vested on January 9, 2017 (and are not reflected as unvested in this row). We achieved our 2017 AEBITDA target; accordingly 34% of the original number of RSUs comprising the award vested on the second anniversary of the grant date but did not settle until February 15, 2018, when it was determined that the conditions to acceleration had been met. For purposes hereof, we reflect such shares as vested and do not include them in this row. The amount set forth in this row will vest on December 9, 2018.

(9)

The TSR PRSUs underlying this award vest on the date on which the Compensation Committee performs the TSR Measurement, which shall occur within 30 days after December 31, 2018. We describe the TSR Measurement in detail in the CD&A section above.

(10)

The ultimate number of TSR PRSUs that vest under this award depends on the results of the TSR Measurement. The target amount for each of Ms. Salka, Mr. Scott, Mr. Henderson and Ms. Jackson for his or her equity incentive plan award granted on January 5, 2016 is 14,143, 4,849, 4,849 and 3,233, respectively. For the target amount of TSR PRSUs to be earned, Relative TSR under the TSR Measurement would need to equal the 50th percentile and Absolute TSR would have to exceed zero. The range of TSR PRSUs that may be earned by the identified named executive officer under this award is zero to an amount equal to the product of (1) the target amount for such executive, multiplied by (2) 1.75 (the “2016 PRSU Maximum Amount”). The threshold amount equals 12.5% of the target amount. If we were to have conducted the TSR Measurement on December 31, 2017 (1) Relative TSR would have measured at the 71st percentile, and (2) Absolute TSR would have been positive. Based on those results, TSR PRSUs equal to 163% of target would have been earned. However, pursuant to the instructions set forth to Item 402(f)(2) of Regulation S-K, we set forth the number of shares representing the 2016 PRSU Maximum Amount for the award in this column.

(11)

The AEBITDA PRSUs underlying this award vest on January 5, 2019. The settlement date and the determination of the amount of shares actually vested under the award reflected in this row will take place when the Compensation Committee determines our 2018 AEBITDA margin, which we believe will occur in February 2019.

(12)

Pursuant to the instructions set forth to Item 402(f)(2) of Regulation S-K, which provides that the number of shares reported in this column shall be based on achieving maximum performance goals because our 2017 AEBITDA margin of 12.9% exceeds the 2018 threshold AEBITDA margin of 12.0% but falls below the target AEBITDA margin of 13.0%, we set forth the number of shares representing the target amount for the award in this column.

(13)

The RSUs underlying this award vest on the third anniversary of the grant date, subject to certain accelerated vesting if we achieve our AEBITDA targets in 2017 or 2018. We met our 2017 AEBITDA target and, accordingly, 33% of the RSUs set forth in this row vested on the 13-month anniversary of the grant date (but are still reflected on this table as unvested because they remained unvested as of December 31, 2017). If we meet our 2018 AEBITDA target, 34% of the RSUs set forth in this row will vest on the second anniversary of the grant date and will settle upon determination that we met our 2018 AEBITDA target in February 2019.

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EXECUTIVE COMPENSATION DISCLOSURE

(14)

The TSR PRSUs underlying this award vest on the date on which the Compensation Committee performs the TSR Measurement, which shall occur within 30 days after December 31, 2019. We describe the TSR Measurement in detail in the CD&A section above.

(15)

The ultimate number of TSR PRSUs that vest under this award depends on the results of the TSR Measurement. The target amount for each of Ms. Salka, Mr. Scott, Mr. Henderson and Ms. Jackson for his or her equity incentive plan award granted on January 4, 2017 is 11,829, 4,140, 4,140 and 2,424, respectively. For the target amount of TSR PRSUs to be earned, Relative TSR under the TSR Measurement would need to equal the 50th percentile. The range of TSR PRSUs that may be earned by the identified named executive officer under this award is zero to an amount equal to the product of (1) the target amount for such executive, multiplied by (2) 1.75 (the “2017 PRSU Maximum Amount”). The threshold amount equals 12.5% of the target amount. If we were to have conducted the TSR Measurement on December 31, 2017, Relative TSR would have measured at the 73rd percentile, and (2) Absolute TSR would have been positive. Based on those results, TSR PRSUs equal to 169% of the target amount would have been earned. However, pursuant to instructions set forth to Item 402(f)(2) of Regulation S-K, we set forth the number of shares representing the 2017 PRSU Maximum Amount for the award in this column.

(16)

The AEBITDA PRSUs underlying this award vest on January 4, 2020. The settlement date and the determination of the amount of shares actually vested will take place when the Compensation Committee determines our 2019 AEBITDA margin, which we believe will occur in February 2020.

(17)

Pursuant to the instructions set forth to Item 402(f)(2) of Regulation S-K, which provides that the number of shares reported in this column shall be based on achieving the target performance goal because our 2017 AEBITDA margin of 12.9% exceeds the 2019 threshold AEBITDA margin of 12.5% but falls below the target AEBITDA margin of 13.5%, we set forth the number of shares representing the target amount for the award in this column.

(18)

The RSUs underlying this award vest on the third anniversary of the grant date, subject to certain accelerated vesting if we achieve our AEBITDA targets in 2018 or 2019. If we meet our 2018 AEBITDA target, 33% of the RSUs will vest on the 13-month anniversary of the grant date. If we meet our 2019 AEBITDA target, 34% of the RSUs will vest on the second anniversary of grant date.

(19)	The RSUs reflected in this row vested on January 5, 2018.

(20)

Approximately 51% of the RSUs set forth in this row vested on the second anniversary of the grant date as a result of accelerated vesting because we achieved our 2017 AEBITDA target. The remaining RSUs will vest on January 5, 2019.

(21)	The RSUs underlying this grant settled on January 5, 2018.

(22)

This row reflects a grant that had time-based and performance-based components pursuant to which 12,731 shares of our Common Stock settled on January 5, 2018, and an additional 12,731 shares also settled on such date since the average closing price of our Common Stock during December 2017 exceeded $26.08 per share. Pursuant to the instructions set forth to Item 402(f)(2) of Regulation S-K, which provides that the number of shares reported in this column shall be based on achieving target performance goals (which includes both components) because the average closing price of our Common Stock during December 2017 exceeded the $26.08 per share Common Stock price target that must be met in December 2017 to receive the target amount, we set forth the number of shares representing the target amount for the award in this column.

(23)	The RSUs underlying this grant will settle on January 5, 2019.

(24)

This row reflects a grant that has time-based and performance-based components pursuant to which 19,243 shares of our Common Stock will settle on January 5, 2019, and an additional 19,243 shares will settle on such date if the average closing price of our Common Stock during December 2018 equals or exceeds $29.20 per share. Pursuant to the instructions set forth to Item 402(f)(2) of Regulation S-K, which provides that the number of shares reported in this column shall be based on achieving target performance goals (which includes both components) because the average closing price of our Common Stock during December 2017 exceeded the $29.20 per share Common Stock price target that must be met in December 2018 to receive the target amount, we set forth the number of shares representing the target amount for the award in this column.

Option Exercises and Stock Vested

The following table shows information regarding exercises of option awards to purchase our Common Stock and vesting of stock awards held by our named executive officers during 2017, as of December 31, 2017.

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Susan R. Salka	-	-	137,999	5,570,281
Brian M. Scott	-	-	37,979	1,494,601
Ralph S. Henderson	-	-	38,795	1,526,714
Denise L. Jackson	-	-	34,847	1,371,351
(1)	The amount for Ms. Salka in this column includes 112,073 shares of Common Stock underlying vested equity awards that she deferred in 2017.

(2)	We calculate the “Value Realized on Vesting” by multiplying (A) the number of shares acquired on vesting and (B) the closing price of our Common Stock on the applicable vest dates.

56    AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement

EXECUTIVE COMPENSATION DISCLOSURE

Nonqualified Deferred Compensation

We adopted and maintain our Deferred Compensation Plan, which provides our executives, including our named executive officers, with the opportunity to defer up to 80% of their base salary and up to 90% of their bonus. The Deferred Compensation Plan also permits executives to defer the settlement date of their RSUs or PRSUs. Our named executive officers are excluded from participating in our 401(k) plan. In 2017, we matched up to 50% of the first 6% and 100% of the next 4% of the executive’s eligible compensation for a maximum match of 7% of the executive’s cash compensation. The Deferred Compensation Plan credits deferrals (other than deferrals of RSUs or PRSUs) with earnings or losses based upon the executive’s selection of 13 publicly traded mutual funds, which may change from time to time. The measurement funds are: Vanguard VIF Total Bond Market Index, Fidelity VIP Investment Grade Bond, PIMCO VIT Real Return Portfolio, MFS VIT Value, Dreyfus Stock Index, American Funds IS Growth, JPMorgan IT Mid Cap Value, Janus Aspen Enterprise, DFA VA U.S. Targeted Value, Vanguard VIF Small Company Growth, American Funds IS International, and MRS VIT II International Value.

Executives may change their election of measurement funds on a daily basis. Additionally, beginning in 2014, the Deferred Compensation Plan permitted executives to invest in a Deferred Compensation Fixed Rate Fund, which provides an annual fixed rate of return that is generally set by the Company on January 1 of each year at 120% of the long-term Applicable Federal Rate. For 2017, the Company set the rate of return at 2.7% per annum. In 2018, the Company changed the rate of return to 3.1% per annum.

Benefits under the Deferred Compensation Plan are payable in a lump sum or in annual installments for a period of up to ten years beginning six months after the named executive officer’s separation from service. Executives may also select at the time of deferral to be paid upon a change in control or a fixed distribution date, which must be at least three years after the date of deferral. Benefits under the Deferred Compensation Plan are also payable if the executive experiences an unforeseen financial emergency. Deferrals of RSUs or PRSUs are settled in shares upon a fixed date selected by the executive or upon a separation from service or change in control.

The following table reflects contributions made by the named executive officers and matching contributions made by us under the Deferred Compensation Plan in fiscal year 2017 as well as the named executive officers’ aggregate earnings, withdrawals and balance information.

NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive Contribution in Last FY ($) (1)		Registrant Contributions in Last FY ($) (2)	Aggregate Earnings in Last FY ($) (3)	Aggregate Withdrawals or Distributions ($)	Aggregate Balance at FYE ($) (4)
Susan R. Salka	4,737,163	(5)	164,805	468,292	-	12,716,925	(6)
Brian M. Scott	120,552		84,386	158,039	-	1,056,315
Ralph S. Henderson	161,421		75,330	79,021	-	1,331,819
Denise L. Jackson	73,817		49,057	213,896	-	1,441,129
(1)

The 2017 “Salary” and 2016 “Non-Equity Incentive Compensation” columns of the Summary Compensation Table include the contributions, as applicable, of the named executive officers set forth in this table.

(2)	We include the matching contributions made by us set forth in this column in the 2017 “All Other Compensation” column of the Summary Compensation Table.

(3)	Aggregate earnings are not reflected in the Summary Compensation Table. Additionally, any changes in the value of Common Stock underlying deferred vested awards are not included in this column.

(4)

To the extent our named officers made contributions or we made matching contributions to our named executive officers for the periods set forth in the Summary Compensation Table, such amounts are included (subject to increases or decreased earnings on such amounts) in this column.

(5)

This amount includes the fair market value as of the date of vest of Ms. Salka’s deferral of 112,073 shares of Common Stock underlying equity awards that vested in 2017. Ms. Salka’s total cash contribution equaled $378,220.

(6)

This amount includes $8,857,859 representing the value of 179,855 shares of Common Stock underlying Ms. Salka’s deferred vested equity awards in her deferred compensation account, which is calculated based on our Common Stock price of $49.25 per share, the closing price on December 29, 2017 (the last trading day of the year).

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EXECUTIVE COMPENSATION DISCLOSURE

Termination of Employment and Change in Control Arrangements

MS. SALKA’S EMPLOYMENT AGREEMENT

We are party to an employment agreement with Ms. Salka dated May 4, 2005, as amended February 6, 2008. The employment agreement provides that Ms. Salka will serve as our President and CEO. For her services in that capacity, Ms. Salka (1) receives a base salary that we may increase annually at our discretion, (2) is eligible to receive an annual bonus subject to meeting certain performance-based criteria, and (3) is eligible to participate in our equity plans, employee benefit plans and other benefits programs provided in the same manner and to the same extent as our other senior management. The term of Ms. Salka’s employment agreement ends May 4, 2019 and automatically renews unless a party gives notice 120 days prior to the expiration date that such party does not wish to extend the term of the employment agreement.

The employment agreement provides that Ms. Salka will receive severance benefits under the following three circumstances:

(1)

Death or Disability. In the event of her disability or death, Ms. Salka or her estate, as applicable, would be entitled to a severance payment equal to the sum of (A) two times her then-current annual base salary (payable not later than 30 days following termination of employment), and

(B) an amount equal to the average of bonuses earned for the three most recent fiscal years (“Average Bonus”) by her (payable when bonuses are paid to our other executive officers).

(2)

Termination for Reason Other than for Cause or Resignation for Good Reason. If we terminate Ms. Salka’s employment for any reason other than for “cause,” (7) or if she terminates her employment for “good reason,” (8) Ms. Salka would be entitled to receive from us, not later than 30 days following termination of employment, a lump sum amount equal to the sum of (A) two times her then-current annual base salary, and (B) two times her Average Bonus.

(3)

Change in Control. If, within one year following a “change in control,” (9) we terminate Ms. Salka for any reason other than for cause, or if she terminates her employment for good reason, she would be entitled to receive, as soon as reasonably practicable following her termination, a lump sum amount equal to the sum of (A) three times her then-current annual base salary, and (B) three times her Average Bonus. In addition, any unvested shares of RSUs, PRSUs, unvested options or other equity-based compensation awards held by Ms. Salka would automatically become 100% vested upon any “change in control” (as defined in Ms. Salka’s equity award agreements and the Equity Plan).

Additionally, under each of the above scenarios, Ms. Salka and her eligible dependents are entitled to continue to participate for two years in our medical, life, dental and disability insurance plans to the extent such plans permit continued participation (with Ms. Salka continuing to pay premiums in respect of such coverage that she was paying prior to termination).

Under some circumstances, amounts payable under Ms. Salka’s employment agreement are subject to a full “gross-up” payment to make her whole if she is deemed to have received “excess parachute payments” under Section 4999 of the Code. The employment agreement has not been amended in recent years; however, 2009, we have committed to cease entering into employment agreements with tax gross-ups. Payment of all or a portion of the amounts set forth above may be delayed six months following her termination, if necessary to comply with the requirements of Section 409A of the Code. The employment agreement requires Ms. Salka to release any claims against us. The employment agreement also contains a confidentiality provision and a provision requiring Ms. Salka not to solicit our employees during its term and for a period of two years thereafter.

(7)

“Cause” is defined in the employment agreement as a termination of employment by us due to Ms. Salka’s (i) commission of an act of fraud or embezzlement against us or any of our subsidiaries or conviction in a court of law, or guilty plea or no contest plea, of any charge involving an act of fraud or embezzlement; (ii) conviction in a court of law, or guilty plea or no contest plea, to a felony charge; (iii) willful misconduct as our employee or as an employee for any of our subsidiaries that is reasonably likely to result in injury or financial loss to us or our subsidiaries; (iv) willful failure to render services to us or any of our subsidiaries in accordance with her employment duties, which amounts to a material neglect of duties to us and does not result from physical illness, injury or incapacity, and which failure is not cured promptly after adequate notice; or (v) material breach of certain covenants of the employment agreement, if not cured within 30 days after written notice.

(8)

“Good Reason” is defined in the employment agreement as (i) a material breach by us of the employment agreement with the exception of certain provisions thereto not cured within 30 days after the Board’s receipt of written notice of such non-compliance; (ii) the assignment to Ms. Salka without her consent of duties materially and adversely inconsistent with her position, duties or responsibilities, or a change in her title or office, or any removal of her from any of such positions, titles or offices, or any failure to elect or reelect her as a member of the Board or any removal of her as such a member, subject to certain exceptions; or (iii) the relocation of our corporate headquarters from San Diego, California of more than 50 miles without her approval.

(9)

“Change in control” is defined in the employment agreement as occurring upon: (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3

58    AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement

EXECUTIVE COMPENSATION DISCLOSURE

promulgated under the Exchange Act) of a majority of the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; (2) our dissolution or liquidation; (3) the sale of all or substantially all of our business or assets; or (4) the consummation of a merger, consolidation or similar form of corporate transaction involving the Company that requires the approval of our shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), if immediately following such Business Combination: (x) a Person is or becomes the beneficial owner, directly or indirectly, of a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), or (y) our shareholders cease to beneficially own, directly or indirectly, in substantially the same proportion as they owned the then outstanding voting securities immediately prior to the Business Combination, a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation). “Surviving Corporation” means the corporation resulting from a Business Combination, and “Parent Corporation” means the ultimate parent corporation that directly or indirectly has beneficial ownership of a majority of the combined voting power of the then outstanding voting securities of the Surviving Corporation entitled to vote generally in the election of directors.

The following table sets forth illustrative examples of the payments and benefits Ms. Salka would have received if any of the circumstances described above occurred as of December 31, 2017.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS CHIEF EXECUTIVE OFFICER

Termination Reason	Cash Severance ($)	Bonus ($)	Benefits ($) (1)	Value of Accelerated Equity Awards ($) (2)	Tax Gross- Up ($) (3)	TOTAL ($)
Termination of Employment by Us without Cause or by Ms. Salka for Good Reason Absent a Change in Control	1,674,800	2,364,569	60,379	-	-	4,099,748
Death or Disability	1,674,800	1,182,284	15,726	-	-	2,872,810
Termination of Employment by Us without Cause or by Ms. Salka for Good Reason with a Change in Control	2,512,200	3,546,853	60,379	11,297,211	6,885,422	24,302,065
(1)

Under the terms of Ms. Salka’s employment agreement, she and her eligible dependents may continue to participate for two years in our medical, life, dental and disability insurance plans to the extent such plans permit continued participation (with Ms. Salka continuing to pay premiums in respect of such coverage that she was paying prior to termination). For purposes of this column, we assume that all plans would permit continued participation and that Ms. Salka (or her eligible dependents in the event of her death) would continue to participate. We value the benefit at our estimated cost of two years of her and her dependents’ continued participation in the applicable plans.

(2)

We computed the value of accelerated equity awards using a share price of $49.25, the closing price of our Common Stock on December 29, 2017, the last trading day of the year. This column does not reflect awards that had already vested as of December 31, 2017. As set forth in the applicable equity award agreements, for TSR PRSUs, we have utilized the number of shares Ms. Salka would have received if the applicable TSR Measurements were performed on December 31, 2017; for AEBITDA PRSUs we have utilized the target number underlying the awards based on 2018 or 2019 AEBITDA margin and for the award based on 2017 AEBITDA margin we have utilized the amount she would have received based on our 2017 AEBITDA margin.

(3)

We calculated the tax gross-up amount based on a number of assumptions, and that amount includes the amount of the 20% excise tax plus the highest federal and California marginal income tax rates and Medicare tax of 1.45%.

EXECUTIVE OFFICER SEVERANCE AGREEMENTS

We are party to executive severance agreements with (1) Ms. Jackson, dated May 4, 2005, as amended on March 8, 2006 and February 6, 2008, (2) Mr. Henderson, dated September 4, 2007, as amended February 6, 2008, and (3) Mr. Scott, dated January 24, 2011. The severance agreements are virtually identical and provide that the applicable named executive officer will receive severance benefits if we terminate his or her employment without “cause,” or relocate his or her position to a locale beyond a 50-mile radius of our current corporate headquarters in San Diego, California (in either case, an involuntary termination). If an involuntary termination occurs, but not within one year of a “change in control” (defined as in

Ms. Salka’s employment agreement, see footnote 9, above), benefits include a cash payment equal to the applicable named executive officer’s then-current annual base salary, payment of a prorated portion of his or her Average Bonus and reimbursement for the COBRA health coverage for his or her health insurance for a one-year period (or until he or she becomes eligible for comparable coverage under another employer’s health plans, if earlier), less his or her share of premiums. If an involuntary termination occurs within one year of a change in control, the applicable named executive officer’s severance payment equals two times the sum of (A) his or her then-current annual base salary, plus (B) an amount equal to his or her Average Bonus. Each severance agreement contains a requirement that the named executive officer execute a general release in our favor as a condition to receiving the severance payments.

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EXECUTIVE COMPENSATION DISCLOSURE

The following table sets forth illustrative examples of the payments and benefits Mr. Scott, Mr. Henderson and Ms. Jackson would have received if any of the circumstances described above occurred as of December 31, 2017.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS OTHER EXECUTIVE OFFICERS

BRIAN M. SCOTT
Termination Reason	Cash Severance ($)	Bonus ($)	Benefits ($)	Value of Accelerated Equity Awards ($)(1)	TOTAL ($)
Involuntary Absent a Change in Control	465,000	535,423	17,268	-	1,017,691
Involuntary Within One Year of a Change in Control	930,000	1,070,845	17,268	6,546,113	8,564,226
RALPH S. HENDERSON
Termination Reason	Cash Severance ($)	Bonus ($)	Benefits ($)	Value of Accelerated Equity Awards ($)(1)	TOTAL ($)
Involuntary Absent a Change in Control	465,000	517,498	7,863	-	990,361
Involuntary Within One Year of a Change in Control	930,000	1,034,995	7,863	6,546,113	8,518,971
DENISE L. JACKSON
Termination Reason	Cash Severance ($)	Bonus ($)	Benefits ($)	Value of Accelerated Equity Awards ($)(1)	TOTAL ($)
Involuntary Absent a Change in Control	390,000	325,556	4,533	-	720,089
Involuntary Within One Year of a Change in Control	780,000	651,112	4,533	2,323,566	3,759,211
(1)

Pursuant to the terms of the equity award agreements with our named executive officers, upon a change in control of the Company, all of their unvested equity awards become vested and exercisable regardless of whether there is a termination of employment. We have included the value of accelerated vesting of each named executive officer’s equity awards in the table above. For this purpose, we used $49.25, the closing price of our Common Stock on December 29, 2017, the last trading day of the year. This column does not reflect awards that had already vested as of December 31, 2017. As set forth in the applicable equity award agreements, for TSR PRSUs, we have utilized the number of shares the named executive officers would have received if the applicable TSR Measurements were performed on December 31, 2017; for AEBITDA PRSUs we have utilized the target number underlying the awards based on 2018 or 2019 AEBITDA margin and for the award based on 2017 AEBITDA margin we have utilized the amount the executive would have received based on our 2017 AEBITDA margin. For the Special Equity Awards, we utilized the number of shares of Common Stock set forth for such Awards in the table entitled “Outstanding Equity Awards at Fiscal Year End.”

CEO Pay Ratio

At AMN, we are committed to internal pay equity and equal pay based on role, qualifications, experience and merit, without regard to any legally-protected classifications. We design our compensation programs to be consistent and internally equitable to motivate employees to continue to perform in ways that enhance shareholder value. To this end, our Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees taking into consideration the substantial amount of variable compensation that executives receive based on the Company’s performance. In 2017, 76% of our CEO’s compensation was at risk in the form of performance-based incentive cash and equity. A more detailed description of our compensation practices can be found in the subsection entitled “Compensation Program Philosophy and Objectives” of the Compensation Discussion and Analysis section above and in the Company’s Executive Compensation Philosophy posted on the Company’s website at http://amnhealthcare.investorroom.com/governance-guidelines.

In August 2015, the SEC adopted rules implementing the “CEO pay ratio” disclosure requirements that were mandated by Congress pursuant to the Dodd-Frank Act. The new rules require registrants to disclose the ratio of the median employee’s annual total compensation to the CEO’s annual total compensation. Our CEO pay ratio is

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EXECUTIVE COMPENSATION DISCLOSURE

calculated in accordance with the SEC’s final rules regarding the CEO pay ratio disclosure requirements promulgated pursuant to Item 402(u) of Regulation S-K.

As of October 27, 2017, which is the date we identified our employee population for the purposes of calculating our CEO pay ratio, we had approximately 2,879 corporate employees. During the fourth quarter of 2017, we had an average of (1) 9,234 nurses, allied and other clinical healthcare professionals, (2) 384 executive and clinical leadership interim staff, and (3) 349 medical coding professionals and case managers contracted to work for us. This does not include our locum tenens, all of whom are independent contractors and not our employees.

To identify our median employee, we examined the 2017 total cash and equity compensation for all full-time, part-time, temporary and seasonal employees, excluding our CEO and including the healthcare professionals mentioned above, as of October 27, 2017. Wages were annualized for full-time corporate employees that were not employed by us for the entire calendar year. Compensation for our healthcare professionals was not annualized. Other than the foregoing, we did not make any assumptions, adjustments or estimates with respect to our employees’ total cash and equity compensation and used this consistently applied compensation measure to identify our median employee.

After identifying the median employee, we calculated his/her annual total compensation using the same SEC rules we use for calculating the annual total compensation of our named executive officers, as set forth in the Summary Compensation Table above.

In 2017, the annual total compensation of our median employee was $51,135.15, and our CEO’s annual total compensation was $3,880,967, of which $2,848,033 was variable compensation based on the performance of the Company. The resulting ratio of the total annual compensation of our median employee compared to the total annual compensation of our CEO in 2017 was 76:1.

The SEC rules do not allow for companies to annualize compensation paid to temporary employees. Our healthcare professionals, who comprise roughly 75% of our workforce, are temporary employees. Since we are unable to annualize these healthcare professionals’ compensation, we do not believe that the above ratio accurately reflects our pay practices relative to the compensation of our CEO. We believe that measuring the compensation paid to our median corporate employee more accurately reflects our pay practices relative to the compensation of our CEO. In 2017, the ratio of the total annual compensation of our median corporate employee compared to the total annual compensation of our CEO was 61:1.

The pay ratio was calculated in accordance with SEC rules based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to the Company’s pay ratio as disclosed above.

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PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE

COMPENSATION

Section 14A of the Exchange Act, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the “Dodd-Frank Act,” enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. As previously disclosed, the Board has determined that it will hold an advisory vote on executive compensation on an annual basis, and the next shareholder advisory vote will occur at our 2018 Annual Meeting of Shareholders.

As described in detail in the CD&A section above, we design our executive compensation programs to, among other things, attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, we reward our named executive officers for the Company’s successful performance, the achievement of specific annual, long-term and strategic goals, and the realization of increased value for our shareholders. The executive compensation packages paid to our named executive officers are substantially tied to our key business objectives and total shareholder return, to align with the interests of our shareholders. The Board maintains oversight over our executive pay programs and adheres to the highest level of corporate governance with their design. To this end, they closely monitor evolving best practices, including the compensation programs and pay levels of executives at peer companies to ensure that our compensation programs do not fall outside of the normal range of relevant market practices.

We have two shareholder approved incentive plans that we use to motivate, retain and reward our executives. These cash and equity plans make up a majority of the pay we provide to our executives. As a result of this pay-for-performance focused structure, our named executive officers generally realized an amount significantly above their target compensation from 2015 -2017. During this three year period, our Common Stock price appreciated 165% on a cumulative basis during the three-year period ended December 31, 2017, and we delivered strong financial and operational results. We believe our performance pay structure appropriately incents executives without excessive risk. In 2017, the Compensation Committee continued to emphasize its philosophy of pay for performance by utilizing TSR PRSUs and AEBITDA PRSUs.

We ask that you support the compensation of our named executive officers as disclosed in our CD&A and the accompanying tables contained in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2018 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, Summary Compensation Table and the other related tables and narrative disclosure.”

Because your vote is advisory, it will not bind us, the Compensation Committee, or our Board. However, our Board and our Compensation Committee value the opinions of our shareholders and will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs and policies.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE
OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT

TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

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REPORT OF THE AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the Company’s financial reporting process, including establishing and maintaining disclosure controls and procedures, establishing and maintaining internal control over financial reporting, evaluating the effectiveness of disclosure controls and procedures, evaluating and expressing an opinion on the effectiveness of internal control and the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America.

KPMG LLP (“KPMG”) is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting. The Audit Committee’s responsibility is to monitor, evaluate and oversee these processes. The Audit Committee members are not employees of the Company, and are not professional accountants or auditors. The Audit Committee’s primary purpose is to assist the Board to fulfill its oversight responsibilities by reviewing the financial information provided to shareholders and others, the systems of internal controls that management has established to preserve the Company’s assets and the audit process. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the audited financial statements with management. In giving the Audit Committee’s recommendation to the Board, it has relied on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm, KPMG, included in its report on the Company’s consolidated financial statements.

The Audit Committee is responsible for the appointment, subject to shareholder ratification, of the Company’s independent registered public accounting firm. The members of the Audit Committee are independent as defined by Section 303A of the NYSE Listed Company Manual.

In this context, the Audit Committee has reviewed and discussed with management management’s report on the effectiveness of the Company’s internal control over financial reporting as well as KPMG’s report related to its audit of (i) the consolidated financial statements; and (ii) the effectiveness of internal control over financial reporting. The Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from KPMG the written disclosures and the letter from the independent registered accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG its independence. The Audit Committee also considered whether KPMG’s provision of non-audit services to the Company is compatible with KPMG’s independence. KPMG advised the Audit Committee that KPMG was and continues to be independent accountants with respect to the Company.

The Audit Committee discussed with KPMG the overall scope and plans for its audits. The Audit Committee has met with KPMG, with and without management present, to discuss the results of its audits, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based upon the Audit Committee’s discussions with management and KPMG, the Audit Committee’s review of the representations of management and the report of KPMG to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC.

Audit Committee Members
Mark G. Foletta
Andrew M. Stern
Paul E. Weaver

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PROPOSAL 3: RATIFICATION OF THE SELECTION OF OUR INDEPENDENT PUBLIC ACCOUNTING FIRM

PROPOSAL 3

RATIFICATION OF THE SELECTION OF OUR INDEPENDENT PUBLIC ACCOUNTING FIRM

The Audit Committee appointed KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018. The Board proposes and recommends that the shareholders ratify this appointment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG served as our principal independent registered public accounting firm for 2017. We expect representatives from KPMG to be present at the Annual Meeting. They will be given the opportunity to make a statement if they so desire and are expected to be available to respond to any appropriate questions. The following sets forth the fees paid or accrued for audit services and the fees paid for audit-related, tax and all other services rendered by KPMG for each of the last two years:

Audit Fees

KPMG billed $1,733,953 and $1,885,000 for audit fees in 2017 and 2016, respectively. Audit fees consist of fees for professional services rendered in connection with the (i) annual audits of our consolidated financial statements, and the effectiveness of internal control over financial reporting and (ii) reviews of the interim consolidated financial statements included in quarterly reports.

Audit-Related Fees

KPMG billed $142,256 and $504,486 for audit-related services in 2017 and 2016, respectively. Audit-related fees consist principally of fees not reported under the “Audit Fees” heading, including fees primarily related to accounting consultations.

Tax Fees

KPMG billed (1) $462,035 in 2017 for professional services rendered primarily relating to consultations related to an audit of the Company by the Internal Revenue Service and tax consultations primarily related to research and development credits, and (2) $408,122 in 2016 for professional services rendered primarily relating to consultations related to an audit of the Company by the Internal Revenue Service, tax consultations related to research and development credits and tax-related acquisition and integration matters.

All Other Fees

We did not incur any other fees billed by KPMG in 2017 or 2016.

Pursuant to the Audit Committee Charter, it is the policy of the Audit Committee to review in advance, and grant any appropriate pre-approvals of all auditing services to be provided by the independent registered public accounting firm and all non-audit services to be provided by the independent registered public accounting firm as permitted by Section 10A of the Exchange Act, and in connection therewith, to approve all fees and other terms of engagement. In 2016 and 2017, the Audit Committee approved all fees billed by KPMG prior to the engagement.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

64    AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement

PROPOSAL 4: SHAREHOLDER PROPOSAL

PROPOSAL 4

SHAREHOLDER PROPOSAL

The Company has been advised that Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, who has indicated he is a beneficial owner of at least $2,000 in market value of AMN’s Common Stock, intends to submit the following proposal at the Annual Meeting.

AMN is not responsible for the accuracy or content of this shareholder proposal, which is presented as received from the proponent in accordance with SEC rules.

“Proposal 4 – Special Shareowner Meeting Improvement

Shareowners ask our board to take the steps necessary (unilaterally if possible) to amend our bylaws and each appropriate governing document to give holders in the aggregate of 10% of our outstanding common stock the power to call a special shareowner meeting. This proposal does not impact our board’s current power to call a special meeting. This includes removing any condition like “continuously for a period of at least one year” that was in our bylaws.

More than 100 Fortune 500 companies enable shareholders to call special meetings and to act by written consent. A shareholder right to call a special meeting and to act by written consent and are 2 complimentary ways to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. AMN Healthcare shareholders do not have the full right to call a special meeting that is available under Delaware law. Also AMN bylaws have an objectionable provision that a special shareholder meeting can be a shadowy telephonic ‘meeting.’

Any claim that a shareholder right to call a special meeting can be costly – may be largely moot. When shareholders have a good reason to call a special meeting – our board should be able to take positive responding action to make a special meeting unnecessary.

Please vote to improve our limited right to call a special shareholder meeting: Special Shareowner Meetings Improvement – Proposal 4”

The Board of Director’s Statement in Opposition

The Board has considered the proponent’s proposal to reduce the threshold to call a special meeting from the current 20% threshold to 10% and does not find it to be in the best interests of our shareholders for the following reasons: (1) this right is already provided with no material restrictions, (2) shareholders have an additional right to act by written consent; (3) our Bylaws do not contain anti-takeover provisions, and we are committed to, and are recognized for, our commitment to effective corporate governance, and (4) reducing the threshold from 20% to 10% would allow a small minority to create a financial and administrative burden on the majority of our shareholders and the Company.

Over the past two years, we have formally engaged with our shareholders to discuss our corporate governance practices, and we have received positive feedback for allowing shareholders representing 20% of our common stock (in the aggregate) the right to call a special meeting, which has been noted as a corporate governance best practice. The Board’s deliberations with respect to this proposal reflect the outcomes of these discussions. Your Board recommends that you vote AGAINST Proposal 4.

Our shareholders currently have a meaningful right to call a special meeting that strikes a balance for the best interests of all shareholders

The Board supports a reasonable threshold for providing shareholders the right to call a special meeting, which is why our Bylaws currently allow holders of 20% of our outstanding common stock (in the aggregate) to call a special meeting with no material restrictions and to act by written consent. Our current threshold of 20% was carefully considered by our Board and designed to strike a balance between assuring that shareholders have the ability to call a special meeting, while protecting against the risk that a small minority, including those with special interests, could trigger the heavy expenses and distractions from the business to convene a special meeting, to pursue matters that are not widely viewed, unnecessary to require immediate attention, or for reasons that may not be in the best interests of AMN or our shareholders as a whole.

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PROPOSAL 4: SHAREHOLDER PROPOSAL

With the Company’s current shareholder composition, adoption of a 10% threshold would allow a single shareholder to call a special meeting. Given this potential, many companies have not adopted a provision that offers shareholders this right at all. Of all the S&P 500 and Russell 3000 companies that actually offer a special shareholder meeting right, approximately 78% and 74%, respectively, have a provision that is equivalent to, or more restrictive, than ours.

The Company is committed to engaging with shareholders and upholding corporate governance best practices

We strive to be a leader in corporate governance best practices and implemented a formal outreach program where we regularly elicit the views of investors on topics such as this (see “Overview of Our Corporate Governance Program” on page 15 and “Our 2017 Shareholder Outreach Summary” on page 16 of this Proxy Statement for further details).

The Board believes that the Company’s commitment to ongoing and consistent dialogue with shareholders, combined with the following corporate governance practices, sufficiently serves to protect AMN’s shareholders without the unnecessary risks and expenses associated with a 10% special meeting threshold: (1) “proxy access” access right to nominate directors, (2) annual director elections, (3) no staggered board, (4) no poison pill provisions, (5) no supermajority voting provisions and (6) shareholders’ existing right to call special meetings and act by written consent with no material restrictions. The Board’s position is underpinned by the Company’s commitment to, and maintenance of, the highest corporate governance QualityScore ranking available under the “Shareholder Rights” pillar designed by Institutional Shareholder Services’ (ISS) to assist investors in reviewing quality factors and assessing risk. For all the above reasons, among others, the proponent’s proposed 10% threshold for shareholders to convene a special meeting is neither necessary nor in shareholders’ best interest.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THE

SHAREHOLDER PROPOSAL

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SECURITY OWNERSHIP AND OTHER MATTERS

SECURITY OWNERSHIP AND OTHER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of the Record Date regarding (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock, (ii) each director and director nominee of the Company, (iii) the named executive officers and (iv) all executive officers and directors as a group. Except as otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

Beneficial ownership includes shares for which a person, directly or indirectly, has or shares voting or investment power, or both, and also includes shares that each such person or group had the right to acquire within 60 days following the Record Date, including upon the exercise of options or warrants. Where applicable, we calculate the percentage of Common Stock beneficially owned by including the number of shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following the Record Date in both the numerator and the denominator.

Name	Number of Shares of Common Stock Beneficially Owned	Percent of Class
BlackRock, Inc. (1)	5,934,876	12.41%
The Vanguard Group (2)	4,451,649	9.31%
Susan R. Salka (3) (4)	402,109	*
R. Jeffrey Harris (4) (5)	129,008	*
Andrew M. Stern (7)	91,621	*
Michael M.E. Johns, M.D. (8)	90,708	*
Paul E. Weaver (4) (6)	89,287	*
Martha H. Marsh (4) (9)	83,105	*
Brian M. Scott (10)	68,865	*
Douglas D. Wheat (11)	38,103	*
Mark G. Foletta (12)	31,487	*
Denise L. Jackson (10)	26,952	*
Ralph S. Henderson (10)	21,833	*
All directors, director nominees and executive officers as a group	1,073,078	2.18%
*	Less than 1%.

(1)

Of the 5,934,876 shares of Common Stock BlackRock, Inc. beneficially owns, it has sole voting power over 5,839,163 shares of Common Stock and sole dispositive power over all such shares. BlackRock, Inc.’s address is 55 East 52nd Street, New York, NY 10055. Ownership amount and other information contained in this table and accompanying footnote for BlackRock, Inc., including voting power and dispositive power information, are based solely on information contained in the Schedule 13G/A (Amendment No. 9) filed by BlackRock, Inc. with the SEC on January 23, 2018.

(2)

Of the 4,451,649 shares of Common Stock The Vanguard Group (“Vanguard”) beneficially owns, it has sole voting power over 92,163 shares, shared voting power over 7,117 shares, sole dispositive power over 4,356,669 shares and shared dispositive power over 94,980 shares. Vanguard’s address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. Ownership amount and other information contained in this table and accompanying footnote for Vanguard, including voting power and dispositive power information, are based solely on information contained in the Schedule 13G/A (Amendment No. 2) filed by Vanguard with the SEC on February 8, 2018.

(3)

Includes (A) 238,070 shares of Common Stock owned directly by Ms. Salka and (B) 164,039 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following the Record Date, which are shares she had a right to receive on the Record Date if she exercised all 193,949 of her vested SARS on the Record Date. Ms. Salka also has 42,096 vested PRSUs for which she has deferred receipt under our Deferred Compensation Plan until January 2, 2019, and 90,201 vested RSUs that are deferred until her separation from service. Under the terms of the applicable award agreements, if Ms. Salka is a “specified employee” within the meaning of Section 409A of the Code, which she is, the distribution of her Common Stock would be delayed six months and one day. Accordingly, we have not included her 132,297 deferred vested RSUs and PRSUs in the table above because she would have no right to receive such shares within 60 days of the Record Date even if her employment with us terminated on the Record Date. If we were to include such amounts, the number of shares beneficially owned by her as set forth in this table would be increased by the corresponding amount.

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SECURITY OWNERSHIP AND OTHER MATTERS

(4)

Certain named executive officers and directors have vested equity awards in the form of SARs. Under our SARs, grantees have the right to acquire an amount of our Common Stock equal in value to the difference between the fair value of our Common Stock on the date of exercise less the grant price. This table reflects the gross number of shares of Common Stock that the applicable named executive officer or director had the right to acquire on the Record Date based on (A) the fair value of our Common Stock on the Record Date, which equaled $56.90, and (B) the presumed exercise of all SARS that have vested or will vest within 60 days of the Record Date for such individual. The range of grant prices of our outstanding SARs for our named executive officers and our directors is $5.32 to $8.83 (the “SAR Grant Price Range”). The number of vested SARs held by our directors (no director has unvested SARs) and their respective SAR Grant Price Range are as follows:

Director	# of Vested SARs on the Record Date	SAR Grant Price Range ($)
R. Jeffrey Harris	16,448	6.00 to 8.83
Martha H. Marsh	5,397	5.32
Paul E. Weaver	16,448	6.00 to 8.83

Additionally, in accordance with our policy, directors and named executive officers are not permitted to pledge, hypothecate or otherwise place liens on any equity securities of the Company that they own (or to engage in any hedging transactions involving our equity securities). Accordingly, no shares of Common Stock identified as beneficially owned in this table by our named executive officers and directors are pledged as security.

(5)

Includes (A) 76,600 shares of Common Stock owned directly by Mr. Harris and (B) 52,408 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following the Record Date, which 52,408 shares consist of (i) 14,305 shares of Common Stock that he has a right to receive on the Record Date if he exercised all 16,448 of his vested SARs on the Record Date, (ii) 34,738 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (iii) 3,365 shares of Common Stock underlying RSUs that will vest within 60 days of the Record Date.

(6)

Includes (A) 39,657 shares of Common Stock owned directly by Mr. Weaver and (B) 49,630 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following the Record Date, which 49,630 shares consist of (i) 14,305 shares of Common Stock that he has a right to receive on the Record Date if he exercised all 16,448 of his vested SARs on the Record Date, (ii) 31,960 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (iii) 3,365 shares of Common Stock underlying RSUs that will vest within 60 days of the Record Date.

(7)

Includes (A) 6,668 shares of Common Stock owned directly by Mr. Stern and (B) 84,953 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following the Record Date, which 84,953 shares consist of (i) 81,588 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (ii) 3,365 shares of Common Stock underlying RSUs that will vest within 60 days of the Record Date.

(8)

Includes (A) 46,418 shares of Common Stock owned directly by Dr. Johns and (B) 44,290 shares of Common Stock deemed to be beneficially owned by Dr. Johns by reason of the right to acquire such shares within 60 days following the Record Date, which 44,290 shares consist of (i) 40,925 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (ii) 3,365 shares of Common Stock underlying RSUs that will vest within 60 days of the Record Date.

(9)

Includes (A) 45,998 shares of Common Stock owned directly by Ms. Marsh and (B) 37,107 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following the Record Date, which 37,107 shares of Common Stock consist of (i) 4,892 shares of Common Stock that she has a right to receive on the Record Date if she exercised all 5,397 of her vested SARs on the Record Date, (ii) 28,850 shares of Common Stock underlying vested RSUs for which receipt has been deferred until her separation from service and (iii) 3,365 shares of Common Stock underlying RSUs that will vest within 60 days of the Record Date.

(10)	All shares of Common Stock reflected in this row are owned directly by the named executive officer.

(11)

Includes 38,103 shares of Common Stock deemed to be beneficially owned by Mr. Wheat by reason of the right to acquire such shares within 60 days following the Record Date, which 38,103 shares consist of (A) 34,738 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (B) 3,365 shares of Common Stock underlying RSUs that will vest within 60 days of the Record Date.

(12)

Includes (A) 3,525 shares of Common Stock owned directly by Mr. Foletta and (B) 27,962 shares of Common Stock deemed to be beneficially owned by Mr. Foletta by reason of the right to acquire such shares within 60 days following the Record Date, which 27,962 shares consist of (i) 24,597 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (ii) 3,365 shares of Common Stock underlying RSUs that will vest within 60 days of the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act generally requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Directors, executive officers and greater than 10% shareholders are required by SEC rules to furnish us with copies of Section 16(a) forms they file. We believe that all of our directors, named executive officers and greater than 10% beneficial owners complied with all filing requirements applicable to them in 2017.

68    AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement

SECURITY OWNERSHIP AND OTHER MATTERS

Shareholder Proposals for the 2019 Annual Meeting of Shareholders

From time to time, shareholders present proposals, which may be proper subject for inclusion in the proxy statement and for consideration at the next annual meeting of shareholders. Any shareholder who desires to bring a proposal at our 2019 Annual Meeting of Shareholders without including such proposal in our proxy statement must deliver written notice thereof to our Secretary not before December 19, 2018 and not later than January 18, 2019. We must receive shareholder proposals intended to be included in the 2019 proxy statement no later than November 8, 2018.

The shareholder proposals must comply with the requirements of Rule 14a-8 promulgated by the SEC under the Exchange Act.

If a shareholder proposal is not properly submitted for inclusion in the 2019 proxy statement pursuant to the requirements described above (but otherwise complies with the advanced notice provisions of our Bylaws), management will be permitted to vote proxies in its discretion if it advises shareholders in the 2019 proxy statement about the nature of the matter and how management intends to vote on such matter.

Annual Report

Shareholders will receive with this proxy statement a copy of our Annual Report including the financial statements set forth in our annual report on Form 10-K, as filed with the SEC for the fiscal year ended December 31, 2017 and certain exhibits thereto.

Shareholders may request additional copies by sending a written request to AMN Healthcare Services, Inc., 12400 High Bluff Drive, Suite 100, San Diego, California 92130, Attn: Denise L. Jackson, Chief Legal Officer and Corporate Secretary.

Delivery of Proxy Statement, Annual Report or Notice of Internet Availability

We may satisfy SEC rules regarding delivery of our proxy materials, including our proxy statement, or delivery of the Notice by delivering a single copy of these documents to an address shared by two or more shareholders. This process is known as “householding.” To the extent we have done so, we have delivered only one set of proxy materials or one Notice, as applicable, to shareholders who share an address with another shareholder, unless contrary instructions were received prior to the mailing date.

We undertake to deliver promptly upon written or oral request a separate copy of our proxy statement, our annual report and/or our Notice, as requested, to a shareholder at a shared address to which a single copy of these documents was delivered. To make such a request, please contact our Secretary at the address set forth in the section immediately above entitled “Annual Report” or by calling our offices at 866-871-8519. If your Common Stock is held by a brokerage firm or bank and you prefer to receive separate copies of our proxy statement, our annual report or the Notice, either now or in the future, please contact your brokerage or bank. If your brokerage or bank is unable or unwilling to assist you, please contact us as indicated above.

Shareholders sharing an address who are receiving multiple copies of proxy materials and who want to receive a single copy of our annual reports, proxy statements and/or our Notices may do so by contacting our Secretary at the address set forth in the section immediately above entitled “Annual Report” or by calling our offices at 866-871-8519.

Other Business

The Board does not know of any other matter that will come before the Annual Meeting other than those described in this proxy statement. If any other matters properly come up before the Annual Meeting, the persons named in the form of proxy intend to vote all proxies in accordance with their judgment on such matters.

AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement    69

EXHIBIT A TO PROXY STATEMENT

EXHIBIT A TO PROXY STATEMENT

Information Required to Have a Nominee of a Shareholder Considered by the Corporate Governance Committee for Election at the 2019 Annual Meeting of Shareholders

To have a nominee considered by the Corporate Governance Committee for election at the 2019 Annual Meeting of Shareholders, a shareholder must submit the recommendation with the information set forth below in writing to our Secretary at our corporate headquarters no later than January 18, 2019 and no sooner than December 19, 2018.

•	The name and address of the candidate; and

•

A brief biographical description of the candidate, including the candidate’s occupation for at least the last five years, and a statement of the qualifications of the candidate taking into account the qualifications requirements set forth in our Guidelines as well as:

(1)

the name and address, as they appear on our books, of the shareholder and the name and address of any beneficial owner on whose behalf a nomination is being made and the names and addresses of their affiliates,

(2)	the class and number of shares of stock held of record and beneficially by such shareholder, and any such beneficial owner or affiliate, and the date such shares were acquired,

(3)

a description of any agreement, arrangement or understanding regarding such nomination between or among such shareholder, beneficial owners, affiliates or any other persons (including their names) acting in concert with any of the foregoing, and a representation that the shareholder will notify us in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed,

(4)

a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions and borrowed or loaned shares) that has been entered into as of the date of the notice of nomination by, or on behalf of, such shareholder, beneficial owners or affiliates the effect or intent of which is to mitigate loss to, manage risk or benefit from share price changes for, or increase or decrease the voting power of such shareholder, beneficial owners or affiliates with respect to shares of our capital stock and a representation that the shareholder will notify us in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed,

(5)

a description in reasonable detail of any proxy (including revocable proxies), contract, arrangement, understanding or other relationship pursuant to which such shareholder, beneficial owners or affiliates have a right to vote any shares of our capital stock,

(6)	a representation that the shareholder is a holder of record of our capital stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination,

(7)

all information regarding each shareholder nominee that would be required to be set forth in a definitive proxy statement filed with the SEC pursuant to Section 14 of the Exchange Act, and the written consent of each shareholder nominee to being named in a proxy statement as a nominee and to serve if elected,

(8)

a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder, beneficial owners, affiliates or others acting in concert therewith, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if such shareholder, beneficial owner or any person acting in concert therewith, were the “registrant” for purposes of such rule and the shareholder nominee were a director or executive of such registrant,

(9)

a statement of whether the shareholder nominee agrees to tender a resignation if he or she fails to receive the required vote for re-election, in accordance with the Guidelines and Section 3.3 of the Bylaws, and

AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement    A-1

EXHIBIT A TO PROXY STATEMENT

(10)	all other information that would be required to be filed with the SEC if the shareholder, beneficial owner or affiliate were a participant in a solicitation subject to Section 14 of the Exchange Act or any successor statute thereto.

We may require any shareholder nominee to furnish such other information as we may reasonably require to determine the eligibility of the shareholder nominee to serve as one of our directors.

A-2    AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement

EXHIBIT B TO PROXY STATEMENT

EXHIBIT B TO PROXY STATEMENT

Non-GAAP Reconciliation for Consolidated AEBITDA For Purposes of 2017 Bonus Achievement

(in thousands)	Year Ended December 31, 2017
Revenue
Nurse and allied solutions	$1,238,543
Locum tenens solutions	430,615
Other workforce solutions	319,296

$1,988,454

Segment operating income (1)
Nurse and allied solutions	$182,792
Locum tenens solutions	51,422
Other workforce solutions	81,154

315,368
Unallocated corporate overhead (2)	58,954

AEBITDA (3)	$256,414
Depreciation and amortization	32,279
Share-based compensation	10,237
Acquisition and integration costs	1,458
Interest expense, net, and other	19,677
Income from operations before income tax	192,763
Income tax expense	60,205

Net income	$132,558

(in thousands)	Year Ended December 31, 2017
AEBITDA	$256,414
Adjustments (4)	6,997

Pre Bonus AEBITDA (5)	$263,411

(1)

Segment operating income represents net income plus interest expense (net of interest income) and other, income tax expense, depreciation and amortization, unallocated corporate overhead, acquisition and integration costs and share-based compensation expense.

(2)

Please note that the amount set forth in this line item excludes the amount set forth in the line item below entitled “acquisition and integration costs.” Acquisition and integration costs are a subset of unallocated corporate overhead.

(3)

AEBITDA represents net income plus interest expense (net of interest income) and other, income tax expense, depreciation and amortization, acquisition and integration costs, and share-based compensation expense. Management believes that AEBITDA provides an effective measure of our results, as it excludes certain items that management believes are not indicative of our operating performance and considers measures used in credit facilities. AEBITDA is not intended to represent cash flows for the period, nor has it been presented as an alternative to income from operations or net income as an indicator of operating performance. Although management believes that some of the items excluded from AEBITDA are not indicative of our operating performance, these items do impact the statement of comprehensive income, and management therefore utilizes AEBITDA as an operating performance measure in conjunction with GAAP measures such as net income.

(4)

The amount represents the adjustments to Adjusted EBITDA decided by the Compensation Committee for bonus calculation and payout only. In establishing Pre-Bonus Adjusted EBITDA targets at the beginning of the year, the Compensation Committee excludes from Adjusted EBITDA, the payout of bonuses and other extraordinary items not contemplated in the Company’s 2017 Ops Plan that should be excluded for bonus purposes.

(5)	Pre-bonus AEBITDA represents the adjustments made to AEBITDA decided by the Compensation Committee.

AMN HEALTHCARE SERVICES, INC.  ï  2018 Proxy Statement    B-1

AMN® Healthcare

AMERICAN MOBILE® an AMN Healthcare company

MERRITT HAWKINS® an AMN Healthcare company

STAFF CARE® an AMN Healthcare company

NurseChoice® an AMN Healthcare company

Kendall & Davis® an AMN Healthcare company

locumleaders™ an AMN Healthcare company

Nursefinders. an AMN Healthcare company

HealthSource global staffing

B.E. SMITH® an AMN Healthcare company

O'GRADY PEYTON® INTERNATIONAL an AMN Healthcare company

THE FIRST STRING HEALTHCARE® an AMN Healthcare company

Avantas. Healthcare Working Smarter

ShiftWise™

PEAK™ HEALTH SOLUTIONS an AMN Healthcare company

Medefis™

NursesRx® an AMN Healthcare company

MillicanSolutions Academic Leadership Specialists

ONWARD® HEALTHCARE an AMN Healthcare company

ClubStaffing® an AMN Healthcare company

MedTravelers® an AMN Healthcare company

AMN HEALTHCARE BRANDS

OUR ASPIRATION

We strive to be recognized as one of the most trusted, innovative, and influential forces in helping healthcare organizations provide a quality patient care experience that is more human, more effective, and more achievable.

OUR MISSION

Every day, we...

•	Deliver the best talent and insights to help healthcare organizations optimize their workforce

•	Give healthcare professionals opportunities to do their best work towards quality patient care

•	Create a values-based culture of innovation where our team members can achieve their goals

Fortune 100 Fastest Growing Companies #11

2018 Human Rights Campaign Corporate Equality Index

2018 Bloomberg Gender-Equality Index

NYSE Governance Services Leadership

2016 Exemplary Compensation Discussion and Analysis (CD&A)

2015 Best Governance, Risk and Compliance Program at Small to Mid-Cap Company

Corporate Secretary

2015 Best Compliance & Ethics Program

2015 Corporate Governance Team of the Year

Staffing Industry Analysts

Largest Temporary Healthcare Staffing Firm in the U.S.

#1 Travel Nurse Staffing Provider in the U.S.

#1 Allied Healthcare Staffing Provider in the U.S.

HRO Today

2016 Partnership in Staffing Excellence

2017 Partnership in Recruiting Excellence

Achievers 50 Most Engaged Workplaces

Becker’s Hospital Review Top 150 Places to Work in Healthcare

National Best & Brightest Companies to Work For

AMNHealthcare.com | NYSE: AMN | Toll Free: (866) 871-8519

©2018 AMN Healthcare AMN 18 C001

OUR VALUES CONTINUOUS IMPROVEMENT PASSION INNOVATION CUSTOMER FOCUS TRUST RESPECT

ANNUAL MEETING OF SHAREHOLDERS OF AMN HEALTHCARE SERVICES, INC.
Date: Wednesday, April 18, 2018 Time: 8:30 A.M. (Central Time)
Place: 8840 Cypress Waters Blvd., Suite 300, Dallas, Texas 75019
Please make your marks like this: Use dark black pencil or pen only
The Board of Directors recommends you vote “FOR” the election of each of the following eight director nominees listed below:
1: Election of Directors Recommends Board
For Against Abstain
01 Mark G. Foletta FOR
02 R. Jeffrey Harris FOR
03 Michael M.E. Johns, M.D. FOR
04 Martha H. Marsh FOR
05 Susan R. Salka FOR
06 Andrew M. Stern FOR
07 Paul E. Weaver FOR
08 Douglas D. Wheat FOR
The Board of Directors recommends you vote “FOR” proposal 2:
Board
For Against Abstain Recommends
2: To the approve, compensation by non of -binding the Company’s advisory named vote, FOR executive officers
The Board of Directors recommends you vote “FOR” proposal 3:
Board
For Against Abstain Recommends
3: To ratify the appointment of KPMG LLP as the Company’s independent registered public FOR
December accounting 31, firm 2018 for the fiscal year ending
The Board of Directors recommends you vote “AGAINST” proposal 4: Board
For Against Abstain Recommends
4: A shareholder proposal entitled: “Special
Shareowner Meetings Improvement” AGAINST business Note: In their as may discretion, properly the come proxies before are the authorized Annual Meeting to vote upon or any such adjournment other or postponement of the Annual Meeting.
Authorized Signatures - This section must be completed for your Instructions to be executed.
Please Sign Here Please Date Above
Please Sign Here Please Date Above
Please sign exactly as your name(s) appear(s) on your proxy card. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of the corporation and title of authorized officer signing the proxy.
Please separate carefully at the perforation and return just this portion in the envelope provided.
Annual Meeting of Shareholders of AMN Healthcare Services, Inc. to be held on Wednesday, April 18, 2018 for holders of common stock as of February 21, 2018
This proxy is being solicited on behalf of the Board of Directors
VOTE BY:
INTERNET TELEPHONE
Call www.proxypush.com/AMN 866-892-1716
• Cast your vote online.
• OR • Use any touch-tone telephone.
View Meeting Documents. Have your Proxy Card/Voting •
Instruction Form ready.
• Follow the recorded instructions.
MAIL
• Mark, sign and date your Proxy Card/Voting Instruction Form.
• Detach your Proxy Card/Voting Instruction Form.
• Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.
All votes must be received by 5:00 P.M., Eastern Time, on April 17, 2018, the day before the Annual Meeting.
The undersigned hereby appoints Douglas D. Wheat, Andrew M. Stern and Paul E. Weaver, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of Common Stock of AMN Healthcare Services, Inc. (the “Company”) which the undersigned is entitled to vote at Annual Meeting of Shareholders of the Company and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the Annual Meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof, and revoking any proxy heretofore given.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE EIGHT DIRECTOR NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3 AND “AGAINST” PROPOSAL 4.
PROXY TABULATOR FOR
AMN HEALTHCARE SERVICES, INC. P.O. BOX 8016 CARY, NC 27512-9903
EVENT #
CLIENT #

Proxy — AMN Healthcare Services, Inc. Annual Meeting of Shareholders April 18, 2018 at 8:30 a.m. (Central Time) This Proxy is Solicited on Behalf of the Board of Directors The undersigned, revoking all previous proxies, hereby appoints Douglas D. Wheat, Andrew M. Stern and Paul E. Weaver (collectively, the “Named Proxies”), or any of them, as attorneys and proxies with full power of substitution and resubstitution to represent the undersigned and to vote all shares of Common Stock of AMN HEALTHCARE SERVICES, INC. (the “Company”), the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, or any adjournment or postponement thereof, to be held at the 8840 Cypress Waters Boulevard Suite 300, Dallas, Texas 75019, on April 18, 2018 at 8:30 a.m. Central Time and all adjournments thereof. The purpose of the Annual Meeting is to take action on the following: 1. Proposal 1: To elect Directors. 2. Proposal 2: To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers. 3. Proposal 3: To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. 4. Proposal 4: A shareholder proposal entitled: “Special Shareowner Meetings Improvement”, if properly presented. The Company may also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. The eight directors up for re-election are: Mark G. Foletta, R. Jeffrey Harris, Michael M.E. Johns, M.D., Martha H. Marsh, Susan R. Salka, Andrew M. Stern, Paul E. Weaver and Douglas D. Wheat. The Board of Directors of the Company recommends a vote “FOR” the election of the eight director nominees listed in proposal 1, “FOR” proposals 2 and 3 and “AGAINST” proposal 4. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” all nominees for director, “FOR” proposals 2 and 3 and “AGAINST” proposal 4. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card. To attend the meeting and vote your shares in person, please mark this box. Please separate carefully at the perforation and return just this portion in the envelope provided.